Exhibit 10.1
Execution Copy
ALLIS-CHALMERS ENERGY INC.
as Lender
- and -
BCH LTD.
as Borrower
- and -
BCH ENERGY DO BRASIL SERVICOS DE PETROLEO LTDA.
as Guarantor
CREDIT AGREEMENT
January 31, 2008
This document and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated as of January 31, 2008 among ALLIS-CHALMERS ENERGY INC. (the “Subordinated Creditor”), STANDARD BANK PLC, as the Senior Agent for the Senior Creditors identified therein (the “Senior Agent”) and acknowledged by BCH LTD, a corporation organized and existing under the laws of the Province of Alberta, Canada (“BCH”) and BCH ENERGY DO BRASIL SERVIÇOS DE PETRÓLEO LTDA., a company organized and existing under the laws of Brazil (“BCH Brazil”, and together with BCH, collectively, the “Obligors”), and BRAZALTA RESOURCES CORP., to all amounts (including principal, interest and fees) owed by the Obligors pursuant to that certain Credit Agreement dated as of June 26, 2007, among the Obligors, the Senior Agent and the Senior Creditors, as such Credit Agreement (subject to the terms of the Subordination Agreement) has been and hereafter may be amended, supplemented, restated or otherwise modified from time to time; and each holder of this document, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement. Notwithstanding anything herein to the contrary, the lien and security interest, if any, granted pursuant to this document and the exercise of any right or remedy by the grantee hereunder are subject to the provisions of the Subordination Agreement. In the event of any conflict between the terms of the Subordination Agreement and this document, the terms of the Subordination Agreement shall govern and control.

i

ii

CREDIT AGREEMENT
This Credit Agreement is dated as of the 31st day of January, 2008 and is made among Allis-Chalmers Energy Inc., as lender, and BCH Ltd., as borrower, and BCH Energy do Brasil Servicos de Petroleo Ltda., as guarantor.
WHEREAS the Lender has agreed to advance the Loan to the Borrower in accordance with the terms and conditions set out in this Agreement;
AND WHEREAS the Guarantor will benefit from the advance of the Loan by the Lender to the Borrower;
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Party, the Parties agree as follows:
ARTICLE I — INTERPRETATION
1.1	Definitions
In this Agreement, the following words and phrases shall have the meanings set forth below:
“ABCA” means the Business Corporations Act (Alberta);
“Acceleration Date” means the earlier of: (a) the occurrence of an Insolvency Event; and (b) the delivery by the Lender to the Borrower of written notice of the occurrence of an Event of Default following the occurrence and during the continuance of an Event of Default (other than an Insolvency Event);
“Affiliate” has the meaning ascribed thereto in the ABCA;
“Agreement” means this credit agreement, as it may be amended, supplemented, restated or replaced from time to time;
“Applicable Canadian Securities Laws” means, collectively, and as the context may require, the securities legislation of each of the Provinces of Canada, and the rules, regulations and policies published and/or promulgated thereunder, as such may be amended from time to time;
“BIA” means the Bankruptcy and Insolvency Act (Canada);
“Borrower” means BCH Ltd., a corporation incorporated under the laws of Alberta;
“Business Day” means a day on which the main branch of Royal Bank of Canada in Calgary, Alberta, is open for normal banking business but not including Saturdays and Sundays;

“Canadian Dollars” or “Cdn. $” means the lawful money of Canada;
“Common Shares” means the common shares in the capital of the Borrower, as they may be amended, redesignated, reclassified or otherwise changed from time to time;
“Conditional Approval Letter” means the conditional approval letter from the TSX-V evidencing the approval of the TSX-V of: (a) the Loan (including the convertibility feature of the Debenture); and (b) the option to purchase the Optioned Shares in accordance with the Option and Governance Agreement, subject to satisfying certain conditions within the prescribed time limit as set forth in such conditional approval letter;
“Conversion Closing Date” means the date on which the Debenture is converted into Common Shares in accordance with the Debenture (being the Date of Conversion as defined in the Debenture);
“Conversion Deadline” means the later of (a) December 31, 2009, and (b) the 30th day following receipt of the Valuation by the Lender in accordance with the Option and Governance Agreement;
“Conversion Notice” means the written notice to be given by the Lender to the Borrower on or before the Conversion Deadline (being the Conversion Notice as defined in the Debenture) whereby the Lender elects to convert the Debenture into Common Shares;
“Debenture” means the convertible subordinated secured debenture, substantially in the form attached as Schedule “E” hereto, whereby the Borrower grants in favour of the Lender a mortgage, charge and security interest in and over the undertaking and all present and after-acquired real and personal property of the Borrower;
“Equivalent Amount” means, in relation to an amount in one currency, the amount in another currency that could be purchased by the amount in the first currency determined by reference to the applicable Exchange Rate;
“Event of Default” is defined in section 8.1 hereof;
“Exchange Rate” means, in connection with any amount of U.S. Dollars to be converted into Canadian Dollars pursuant to this Agreement for any reason, or vice-versa, the spot rate of exchange for converting U.S. Dollars into Canadian Dollars or vice-versa, as the case may be, quoted as the offering rate for wholesale transactions by the Bank of Canada at approximately 12:00 noon (Toronto time) on the effective date of such conversion;
“Financial Closing” means January 31, 2008 or such other date as the Lender and the Borrower may agree upon;
“Financial Information” means the financial statements and other financial information applicable to the Borrower and the Guarantor, particulars of which are described in Schedule “I” hereto;

“Fiscal Quarter” means a fiscal quarter of the Borrower ending on September 30, December 31, March 31 and June 30 in any calendar year;
“Fiscal Year” means a fiscal year of the Borrower ending on June 30 in any calendar year;
“Free Cash Flow” has the meaning attributed to such term in the Option and Governance Agreement;
“Funded Debt” means indebtedness of the Borrower for borrowed money (whether or not interest-bearing), interest-bearing liabilities, capital lease obligations, contingent obligations (including, without limitation, obligations to indemnify the issuer of letters of credit issued at the request of the Borrower) and the redemption price of redeemable shares (if any) issued by the Borrower and, for greater certainty, “Funded Debt” shall include the Obligations;
“GAAP” means generally accepted accounting principles in Canada or Brazil (as applicable) in effect from time to time as recognized by the Canadian Institute of Chartered Accountants or the Brazilian Independent Accountants Institute (as applicable) or, in each case, any generally recognized successor thereto;
“Governmental Authority” means: (a) any federal, provincial, state, municipal, local or other governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (b) any subdivision or authority of any of the foregoing; and (c) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;
“Guarantee” means any agreement by which any Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any creditor of such Person against loss including, without limitation, any contingent liability under any letter of credit or similar document or instrument;
“Guarantor” means BCH Energy do Brasil Servicos de Petroleo Ltda., a corporation incorporated under the laws of Brazil;
“Indemnitees” is defined in section 9.4 hereof;
“Insolvency Event” means, in respect of any Person, the occurrence of any of the following events in respect of such Person: (a) it ceases to carry on its undertaking; (b) it commits an act of bankruptcy or becomes insolvent (such terms having the respective meanings ascribed thereto in the BIA or the comparable Laws of any other applicable jurisdiction); (c) it makes an assignment for the benefit of creditors; (d) it files a petition in bankruptcy or makes a proposal under the BIA; (e) it is adjudicated insolvent or bankrupt; (f) it petitions or applies to any tribunal for, or consents to, the appointment of any receiver, trustee or similar liquidation in respect of all or a substantial part of its properties or assets; (g) any proceeding is commenced relating to it or to all or a substantial part of its properties or assets or it seeks to take advantage under any law relating to reorganization, arrangement, compromise or re-adjustment of debt, dissolution, winding-up or similar law; (h) any receiver, insolvency trustee, insolvency manager, insolvency consultant, insolvency monitor, liquidator or similar party is appointed in respect of it or any of its properties or assets; (i) it admits the material allegations of a petition or application filed with respect to it in any bankruptcy, reorganization or insolvency proceeding; (j) it takes any corporate action for the purpose of effecting any of the foregoing; or (k) any proceedings are commenced by or in respect of it pursuant to the Companies Creditors Arrangement Act (Canada) or the Winding-Up and Restructuring Act (Canada) or the comparable Laws of any other applicable jurisdiction;
“Judgment Currency” is defined in section 8.4 hereof;
“Laws” means all statutes, codes, ordinances, decrees, rules, regulations, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, policies, voluntary restraints, guidelines or any provisions of such laws, including general principles of common and civil law and equity, binding on or affecting the Person referred to in the context in which such word is used; and “Law” means any one of foregoing;
“Lender” means Allis-Chalmers Energy Inc., a corporation incorporated under the laws of Delaware;
“Lien” means any trust deed, mortgage, pledge, hypothecation, assignment, security interest, lien, charge or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the lien of an attachment, judgment or execution, or any conditional sale or other title retention agreement, any capitalized lease, and the filing of, or agreement to give, any financing statement under the Personal Property Security Act (Alberta) or the comparable Laws of any other applicable jurisdiction);
“Loan” mean the loan in the principal amount of $40,000,000 to be advanced by the Lender to the Borrower in accordance with Article 2 hereof;
“Loan Documents” means this Agreement, the Debenture, the Subsidiary Guarantee, the Option and Governance Agreement and the Subordination Agreement, as they may be amended, supplemented, restated or replaced from time to time;
“Material Agreements” means those drilling rig and service rig lease and service agreements between the Borrower and/or the Guarantor and another Person which are material to the business of the Borrower and/or the Guarantor;
“Material Change” means any change or event which in the reasonable opinion of the Lender constitutes a material adverse change in the business, operations, condition (financial or otherwise) or assets and properties of the Borrower and/or the Guarantor or which could materially impair the Borrower’s ability to timely and fully perform its obligations under the Loan Documents or any of them, or materially impair the ability of the Lender to enforce its rights and remedies under the Loan Documents or any of them.

“Material Personal Property” means each and every drilling rig and service rig, together with related equipment, having either a book or market value in excess of $1,000,000 owned by the Borrower and/or the Guarantor, it being acknowledged that Schedule “C” hereto sets out a complete and accurate list of the description (including serial number, if applicable) and the location of each of such rigs owned by the Borrower and/or the Guarantor as at the date of the Financial Closing;
“Maturity Date” means (a) the second anniversary of the Financial Closing, or (b) if the Conversion Notice is not given by the Lender to the Borrower on or prior to the Conversion Deadline, then the 90th day following the Conversion Deadline, or (c) such other date as the Lender and the Borrower may agree upon in writing, as the case may be;
“Obligations” means, at any time, the unpaid principal balance of the Loan at such time, plus all accrued and unpaid interest, fees, expenses and other amounts payable in connection therewith pursuant to this Agreement and the Security;
“Option and Governance Agreement” means the option to purchase and governance agreement dated as of January 31, 2008 made among the Parent, the Borrower and the Lender, substantially in the form attached as Schedule “H” hereto, as it may be amended, supplemented, restated or replaced from time to time;
“Optioned Shares” means the Common Shares in respect of which the Lender has an option to purchase pursuant to the Option and Governance Agreement;
“Parent” means BrazAlta Resources Corp., a corporation incorporated under the laws of Alberta;
“Parent Indebtedness” means the indebtedness in the sum of $27,775,000 owing by the Borrower to the Parent as at the date of the Financial Closing;
“Parties” means the parties to this Agreement and “Party” means any one of them;
“Permitted Liens” means:
(a)	Liens for taxes, duties and assessments and Liens securing workers’ compensation, unemployment insurance or other social security obligations not at the time overdue;

(b)
Liens for taxes, duties and assessments which may be overdue but the validity of which is being contested in good faith and in respect of which reserves satisfactory to the Lender in its reasonable opinion have been established;

(c)	Liens or rights of distress reserved in or exercisable under any lease for rent or for compliance with the terms of such lease;

(d)
any obligations or duties affecting any real property owned by the Borrower or the Guarantor due to any public utility or to any municipality or government, or to any statutory or public authority, with respect to any franchise, grant, licence or permit and any defects in title to structures or other facilities arising solely from the fact that such structures or facilities are constructed or installed on any real property owned by the Borrower or the Guarantor under government permits, leases or other grants and which obligations, duties and defects in the aggregate do not materially impair the use of such property, structures or facilities for the purpose for which they are held;

(e)
Liens incurred or deposits made in connection with contracts, bids, tenders or expropriation proceedings, or to secure workers’ compensation, unemployment insurance or other social security obligations, surety or appeal bonds, costs of litigation when required by Law, public and statutory obligations, warehousemen’s, carriers’ and other similar Liens and deposits;

(f)
security given to a public utility or any municipality or government or to any statutory or public authority to secure obligations incurred to such utility, municipality, government or other authority in the ordinary course of business;

(g)
Liens and privileges arising out of judgments or awards in respect of which an appeal or proceeding for review has been commenced, a stay of execution pending such appeal or proceedings for review has been obtained and reserves satisfactory to the Lender in its reasonable opinion have been established;

(h)
any mechanic’s, labourer’s, materialman’s statutory or other similar Lien arising in the ordinary course of business or out of the construction or improvement of any real property owned by the Borrower or the Guarantor or arising out of the furnishing of materials or supplies therefor, the action to enforce which has not proceeded to a final judgment;

(i)	Minor Title Defects;

(j)
Purchase-Money Security Interests incurred or assumed in connection with the purchase, leasing or acquisition of capital equipment in the ordinary course of business, provided that the aggregate amount of indebtedness of the Borrower thereunder is not in excess of $400,000 individually or $2,000,000 in the aggregate;

(k)	any Liens which secure the Senior Indebtedness;

(l)	any Liens which are approved in writing by the Lender from time to time; and

(m)
any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Liens referred to above, inclusively provided that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of the incurrence or guarantee thereof and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced (plus improvements on such property);

provided that the use of the definition “Permitted Liens” to describe such interests and Liens shall mean that they are permitted to exist (whether in priority to or subsequent in priority to the Security, as determined by applicable Law), and shall not be interpreted as meaning that such interests and Liens are entitled to priority over the Security;
“Person” includes an individual, corporation, partnership, trust, unincorporated association or any Governmental Authority or any combination of the above;
“Purchase-Money Security Interest” means a Lien on any property or asset created, issued or assumed to secure the unpaid purchase price in respect of such property or asset provided that such Lien is restricted to such property or asset acquired and secures an amount not in excess of the purchase price thereof;
“Security” means all promissory notes, debentures, mortgages, security agreements, guarantees and other documents and agreements previously given or hereafter provided by the Borrower and the Guarantor and, if applicable, any of their Subsidiaries to the Lender from time to time as security for the payment and performance of all present and future, direct and indirect obligations of the Borrower to the Lender including, without limitation, the security required to be provided by the Borrower, the Guarantor and any of their Subsidiaries (if applicable) pursuant to Article 6 hereof;
“Senior Credit Agreement” means the credit agreement dated as of August 1, 2007 made among the Parent, as parent/guarantor, and the Borrower and the Guarantor, as borrowers, and the lenders which are parties thereto, and Standard Bank plc, as arranger and administrative agent, as it may be amended, supplemented, restated, renewed, extended or replaced from time to time;
“Senior Indebtedness” means the indebtedness in the sum of $28,233,775 owing by the Borrower and/or the Guarantor to the Senior Lenders as at the date of the Financial Closing in accordance with the Senior Credit Agreement, as such indebtedness may be amended, modified, renewed or extended from time to time;
“Senior Lenders” means Standard Bank Plc and any other lender which becomes a lender under the Senior Credit Agreement;
“Senior Security” means the security documents granted by the Borrower and/or the Guarantor in favour or for the benefit of the Senior Lenders as security for the Senior Indebtedness in accordance with the Senior Credit Agreement;
“Subordination Agreement” means the subordination agreement to be executed by the Lender, the Senior Lenders, the Borrower, the Guarantor and the Parent, substantially in the form attached as Schedule “G” hereto;
“Subsidiary” has the meaning ascribed thereto in the ABCA;

“Subsidiary Guarantee” means the unlimited guarantee to be executed by the Guarantor in favour of the Lender, substantially in the form of Schedule “F” hereto, whereby the Guarantor guarantees the payment and performance of the liabilities and obligations of the Borrower to the Lender;
“TSX-V” means the TSX Venture Exchange Inc. or any successor thereto;
“U.S. Dollars” or “$” means the lawful money of the United States of America;
“Valuation” means the valuation of the Borrower to be obtained by the Parent and delivered to the Lender in accordance with the Option and Governance Agreement; and
“Yearend Financial Statements” means the financial statements of the Borrower, including the notes thereto, in respect of its most recently completed Fiscal Year, which shall be audited as herein provided.
1.2 Interest Calculations and Maximum Interest Rate
(a) Unless otherwise stated, in this Agreement, if reference is made to a rate of interest or other amount “per annum” or a similar expression is used, then such interest or other amount shall be calculated on the basis of a year of 365 or 366 days, as the case may be. If the amount of any interest or other amount is determined or expressed on the basis of a period of less than one year of 365 or 366 days, as the case may be, then the equivalent yearly rate is equal to the rate so determined or expressed, divided by the number of days in such period, and multiplied by the actual number of days in such calendar year.
(b) Notwithstanding any other provisions of this Agreement, if the amount of any interest, premium or other monies or any rate of interest stipulated for, taken, reserved or extracted by the Lender under this Agreement or the Security would otherwise contravene the provisions of section 347 of the Criminal Code (Canada), section 8 of the Interest Act (Canada) or any successor or similar legislation, or would exceed the amounts which the Lender is legally entitled to charge and receive under any Law to which such compensation is subject, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provision and, to the extent that any excess has been charged or received, the Lender shall at its option, but subject to the Subordination Agreement, apply such excess against the Obligations or refund such excess to the Borrower.
1.3 Accounting Principles
Unless otherwise provided herein, all financial terms used in this Agreement shall be determined in accordance with GAAP. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other computation is required to be made for the purpose of this Agreement, such determination or calculation shall be made in accordance with GAAP applied on a consistent basis, unless otherwise indicated.

1.4 Currency References
All monetary amounts referred to in this Agreement are in U.S. Dollars unless otherwise noted.
1.5 References to Statutes
Whenever in this Agreement reference is made to a statute or regulations made pursuant to a statute, such reference shall be deemed to include all amendments to such statute or regulations from time to time and all statutes or regulations which may come into effect from time to time substantially in replacement for such statute or regulations.
1.6 Extended Meanings
Words importing the singular number include the plural and vice-versa. Unless otherwise expressly stated herein, if reference is made to any action or matter which requires the consent of the Lender or which is required to be completed to the satisfaction of the Lender, then the discretion of the Lender to give such consent or to confirm its satisfaction with such action or matter shall be in the sole, absolute and unfettered discretion of the Lender.
1.7 Schedules
The following schedules are attached to this Agreement and incorporated herein by reference:
Schedule “A” Corporate Information
Schedule “B” Material Agreements
Schedule “C” Material Personal Property
Schedule “D” Exceptions Schedule
Schedule “E” Debenture
Schedule “F” Subsidiary Guarantee
Schedule “G” Subordination Agreement
Schedule “H” Option and Governance Agreement
Schedule “I” Financial Information
ARTICLE II — LOAN
2.1 Agreement to Advance Loan
Subject to the terms and conditions set out in this Agreement, the Lender hereby agrees to advance the Loan to the Borrower.

2.2 Purpose
Subject to compliance with the terms and conditions set out in this Agreement, the Loan may be used by the Borrower to:
(a) allow the Borrower to repay the Parent Indebtedness in full;
(b) allow the Borrower to repay a portion of the Senior Indebtedness in an amount to be determined by the Borrower; and
(c) provide working capital for the Borrower’s and the Guarantor’s business operations in Brazil.
2.3 Non-Revolving Nature
The Loan shall be a non-revolving loan.
2.4 Drawdown Procedure
The advance of the Loan shall occur in one draw on the Financial Closing or on such other date as may be approved by the Lender and the Borrower.
2.5 Payment of Interest
Subject to section 2.7 hereof, the Borrower agrees to pay to the Lender interest on the outstanding principal balance of the Loan at the rate of 15% per annum payable annually in arrears on the first anniversary of the Financial Closing and on the Maturity Date provided that:
(a) if, no later than 30 days prior to the first anniversary of the Financial Closing, the Borrower requests in writing a deferral of the first payment of accrued interest due on such first anniversary date, then the Lender may, at its option and in its sole, absolute and unfettered discretion, agree to defer such interest payment until the Maturity Date; and
(b) in connection with the payment or distribution of any Free Cash Flow in accordance with Article IV of the Option and Governance Agreement, the Borrower may pay to the Lender all or any portion of the interest which has accrued on the principal balance of the Loan and which is not yet due and owing as at the date of the proposed payment or distribution.
2.6 Payment of Principal
Subject to section 2.7 hereof, the Borrower agrees to pay to the Lender the outstanding principal balance of the Loan on the earlier of:
(a)	the Maturity Date; or

(b)	the Acceleration Date.

Notwithstanding anything to the contrary contained in this Agreement or in any of the other Loan Documents, the Borrower acknowledges and agrees that no repayment or prepayment of the outstanding principal balance of the Loan by or on behalf of the Borrower will be permitted (in part or in full) without the prior written consent of the Lender or, in the case of the occurrence of an Event of Default, the prior written demand or notice by the Lender.
2.7 Conversion of Debenture and Exercise of Option
Notwithstanding sections 2.5 and 2.6 hereof, at the option of the Lender and in its sole, absolute and unfettered discretion, the Lender may give to the Borrower, on or before the Conversion Deadline, pursuant to the Conversion Notice, written notice that the Lender has elected to convert the Debenture into Common Shares in accordance with the terms of the Debenture. If the Lender elects to convert the Debenture into Common Shares, then, on the Conversion Closing Date:
(a) all accrued and unpaid interest payable by the Borrower in accordance with section 2.5 hereof shall be (i) applied against the purchase price payable by the Lender for the Optioned Shares in accordance with the Option and Governance Agreement (if the Lender has elected to exercise its option to purchase the Optioned Shares), or (ii) paid to the Lender on the Conversion Closing Date (if the Lender has not elected to exercise its option to purchase the Optioned Shares); and
(b) the outstanding principal balance of the Loan payable by the Borrower in accordance with section 2.6 hereof shall be applied against the conversion price payable by the Lender in accordance with the Debenture upon the conversion of the Debenture into Common Shares;
and thereupon, all amounts in respect of interest and principal in respect of the Loan shall be deemed to be paid in full and all obligations in respect thereof and hereunder extinguished. Notwithstanding anything to the contrary contained in this Agreement or in any of the other Loan Documents, the Borrower acknowledges and agrees that no conversion, redemption or retirement of the Debenture in part or in full will be permitted without the prior written consent of the Lender or the prior written demand or notice of conversion by the Lender.
ARTICLE III — GENERAL PAYMENT PROVISIONS
3.1 Interest Calculations
Unless otherwise indicated herein, interest shall be calculated daily and shall be payable annually in arrears on the first anniversary of the Financial Closing and on the Maturity Date provided that if such date is not a Business Day, then such payment of accrued interest shall be made on the next Business Day and interest shall continue to accrue and be payable until the date of such payment of accrued interest. Interest shall accrue from and including the Financial Closing.

3.2 Place and Time of Payments
All payments of principal, interest and other amounts to be made by the Borrower pursuant to this Agreement shall be made at the Lender’s office as noted in section 9.5 hereof. All payments received by the Lender on a Business Day before 5:00 p.m. (Calgary time) shall be treated as having been received by the Lender on that day. Payments made after such time on a Business Day shall be treated as having been received by the Lender on the next Business Day. Whenever a payment shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. All payments made by or on behalf of the Borrower to the Lender shall be made free and clear of any present or future taxes, withholdings or other deductions.
3.3 No Deduction for Taxes
All principal, interest, costs and other amounts due hereunder shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (other than taxes in respect of the net income or capital of the Lender) imposed or levied by or on behalf of any Governmental Authority having the power to tax.
3.4 Free Cash Flow
With respect to any Free Cash Flow paid or distributed by the Borrower to the Parent and the Lender in accordance with Article IX of the Option and Governance Agreement (after the payment of any accrued interest or prepaid interest payable or paid on the Loan in accordance with section 2.5 hereof), the Parties acknowledge and agree as follows:
(a) the portion of the Free Cash Flow paid or distributed to the Lender shall be construed and characterized as payments of principal or payments of additional interest or a combination of each, as determined by the Lender in its sole discretion, but subject to the Subordination Agreement; and
(b) if section 1.2(b) hereof prohibits or restricts the construction or characterization described in section 3.4(a) hereof and if the Lender does not, at its option, apply the restricted or prohibited portion of the Free Cash Flow against the Obligations in accordance with section 1.2(b) hereof, then each of the Parent and the Lender shall refund to the Borrower an amount equal to such restricted or prohibited portion of the Free Cash Flow.
ARTICLE IV — REPRESENTATIONS AND WARRANTIES
4.1 Representations and Warranties — Borrower
The Borrower hereby represents and warrants to the Lender that, except as set out in Schedule “D” hereto:
(a) The Borrower has been duly incorporated and organized and is validly subsisting under the laws of its jurisdiction of incorporation and is in good standing with respect to the filing of annual returns with the Alberta Corporate Registry.

(b) The Borrower has the power to own or lease its property and to carry on its business as now being conducted and is conducting its business in material compliance with all applicable Laws of each jurisdiction in which it carries on business and is duly licensed, registered and qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the properties and assets owned or leased by it make such qualification necessary and all such licenses, registrations and qualifications are valid and subsisting and in good standing.
(c) The Borrower has full corporate power, authority and capacity to enter into and to perform its obligations under and in accordance with by the Loan Documents to which it is a party.
(d) Neither the consummation of the transactions contemplated by the Loan Documents to which it is a party, nor compliance with the terms, provisions and conditions thereof, will conflict with, result in a breach of, or constitute a default under the Borrower’s charter documents, by-laws or any agreement among its shareholders, or result in a breach of, default under or the creation of any Lien on its properties or assets under any agreement or instrument to which it is a party or by which its properties and assets may be bound or affected, and does not require the consent or approval of any Person including, without limitation, the consent of the shareholders of the Parent.
(e) The Borrower has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, the Loan Documents to which it is a party, and there are no provisions in the charter documents or bylaws of the Borrower or any shareholder agreement which restrict or limit its powers to borrow money or grant the Security contemplated to be provided by it hereunder or execute and perform its obligations under the Loan Documents to which it is a party.
(f) Each of the Loan Documents to which it is a party constitute legal, valid and binding obligations of the Borrower enforceable against it in accordance with the terms and provisions thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors and to the general principles of equity;
(g) The Borrower owns, possesses and has good, valid and marketable title to its undertaking, properties and assets free and clear of any and all Liens, actions, claims or demands of any nature whatsoever or howsoever arising, except for Permitted Liens.
(h) No Person has any agreement or option or any right or privilege (whether by Law, pre-emptive or contractual) capable of becoming an agreement, including convertible securities, warrants or convertible obligations of any nature, for the purchase of the properties or assets of the Borrower out of the ordinary course of business, or for the purchase, subscription, allotment or issuance of any debt or equity of the Borrower.
(i) All properties and assets of the Borrower are insured in appropriate amounts and for appropriate risks as would be considered prudent for similar businesses.

(j) The list of agreements set out in Schedule “B” hereto is a complete and accurate list of the Material Agreements of the Borrower as at the date of the Financial Closing.
(k) No Event of Default has occurred and is continuing.
(l) Schedule “A” hereto contains true and accurate information with respect to the Borrower and each of its Subsidiaries and Affiliates including, without limitation, its authorized and issued share capital, its registered and beneficial shareholders, its issued and outstanding options, warrants and other convertible securities, its jurisdiction of incorporation, the location of its chief executive office and principal place of business, and all locations at which it has places of business or owns properties or assets.
(m) The issued and outstanding shares in the capital of the Borrower are owned by the Parent, free and clear of all Liens, other than the Permitted Liens.
(n) The Borrower is not a reporting issuer in any jurisdiction.
(o) The Borrower is a “private issuer” as such term is defined in section 2.4(1) of National Instrument 45-106 — Prospectus and Registration Exemption.
(p) From and after the date on which the Security is delivered, the Lender will have legal, valid and enforceable security upon the properties and assets secured thereby, subject only to the Permitted Liens, the availability of equitable remedies and the effect of bankruptcy, insolvency and similar laws affecting the rights of creditors generally.
(q) The Financial Information relating to the Borrower attached as Schedule “I” hereto is complete and accurate in all material respects.
(r) except as publicly disclosed by the Parent, there has been no Material Change to the Borrower since the date of the Financial Information.
(s) The Borrower has duly and timely filed all tax returns required to be filed by it and has paid all taxes which are due and payable and has paid all assessments and re-assessments and all other taxes, charges, penalties and interest due and payable by it on or before the date hereof, except to the extent that it is diligently contesting any such taxes, assessments, charges or levies in good faith and has established satisfactory reserves and there are no actions, suits, proceedings, investigations or claims now threatened or pending against it in respect of taxes, governmental charges or assessments or any matters under discussion with any Governmental Authority relating to taxes, governmental charges or assessments asserted by any such Governmental Authority.
4.2 Representations and Warranties — Guarantor
The Borrower and the Guarantor hereby jointly and severally represent and warrant to the Lender that, except as set out in the Schedule “D” hereto:

(a) The Guarantor has been duly incorporated and organized and is validly subsisting under the laws of its jurisdiction of incorporation and is in good standing with respect to the filing of annual returns with the Alberta Corporate Registry.
(b) The Guarantor has the power to own or lease its property and to carry on its business as now being conducted and is conducting its business in material compliance with all applicable Laws of each jurisdiction in which it carries on business and is duly licensed, registered and qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the properties and assets owned or leased by it make such qualification necessary and all such licenses, registrations and qualifications are valid and subsisting and in good standing.
(c) The Guarantor has full corporate power, authority and capacity to guarantee payment to the Lender of all present and future, direct and indirect obligations of the Borrower to the Lender in accordance with the Subsidiary Guarantee.
(d) Neither the consummation of the transactions contemplated by the Loan Documents to which it is a party, nor compliance with the terms, provisions and conditions thereof, will conflict with, result in a breach of, or constitute a default under the Guarantor’s charter documents, by-laws or any agreement among its shareholders, or result in a breach of, default under or the creation of any Lien on its properties or assets under any agreement or instrument to which it is a party or by which its properties and assets may be bound or affected, and does not require the consent or approval of any Person.
(e) The Guarantor has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, the Loan Documents to which it is a party and there are no provisions in the charter documents or by-laws of the Guarantor or any shareholder agreement which restrict or limit its powers to execute and perform its obligations under the Loan Documents to which it is a party.
(f) Each of the Loan Documents to which it is a party constitutes a legal, valid and binding obligation of the Guarantor enforceable against it in accordance with the terms and provisions thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors and to the general principles of equity.
(g) The Guarantor owns, possesses and has good, valid and marketable title to its undertaking, properties and assets, free and clear of any and all Liens, actions, claims or demands of any nature whatsoever or howsoever arising, except for Permitted Liens.
(h) All properties and assets of the Guarantor are insured in appropriate amounts and for appropriate risks as would be considered prudent for similar businesses.
(i) The list of agreements set out in Schedule “B” hereto is a complete and accurate list of the Material Agreements of the Guarantor as at the date of the Financial Closing.
(j) No Event of Default has occurred and is continuing.

(k) The issued and outstanding shares in the capital of the Guarantor are owned by the Borrower, free and clear of all Liens, other than the Permitted Liens.
(l) The Guarantor has duly and timely filed all tax returns required to be filed by it and has paid all taxes which are due and payable and has paid all assessments and re-assessments and all other taxes, charges, penalties and interest due and payable by it on or before the date hereof, except to the extent that it is diligently contesting any such taxes, assessments, charges or levies in good faith and has established satisfactory reserves and there are no actions, suits, proceedings, investigations or claims now threatened or pending against it in respect of taxes, governmental charges or assessments or any matters under discussion with any Governmental Authority relating to taxes, governmental charges or assessments asserted by any such Governmental Authority.
4.3 Representations and Warranties — Lender
The Lender hereby represents and warrants to the Borrower as follows:
(a) The Lender has been duly incorporated and organized and is validly subsisting under the laws of its jurisdiction of incorporation and is up-to-date in respect of all required corporate filings.
(b) The Lender is an “accredited investor”, as such term is defined in National Instrument 45-106 in that it is a Person, other than an individual or investment fund, that has net assets of at least Cdn. $5,000,000 as shown on its most recently prepared financial statements.
4.4 Survival of Representations and Warranties
The Parties hereby acknowledge and agree that each of the Parties is relying upon the other Parties’ foregoing representations and warranties in connection with the advance of the Loan. Such representations and warranties shall survive the execution and delivery of this Agreement and the advance of the Loan hereunder, notwithstanding any investigations which may be made by any of the Parties.
ARTICLE V — COVENANTS
5.1 Positive Covenants — Borrower
The Borrower hereby covenants and agrees with the Lender that the Borrower will:
(a) pay all principal, interest and other amounts payable by it to the Lender pursuant to this Agreement and the Security promptly when due;
(b) keep and maintain full and accurate accounts and records of its operations according to GAAP and permit the Lender and its designated officers, employees, agents and representatives to have access thereto and to make examination thereof at all reasonable times, to make audits, and to inspect and otherwise check its assets and properties;

(c) perform and satisfy all covenants and obligations to be performed by it under the Loan Documents to which it is a party and under any other agreement or undertaking now or hereafter made between it and the Lender;
(d) give prompt written notice to the Lender of: (i) the occurrence of any Event of Default; (ii) any material contravention of or material non-compliance by it with any terms and conditions of the Loan Documents to which it is a party; (iii) any Material Change affecting it; (iv) any material legal proceeding commenced or threatened against it; and (v) any event or occurrence which could, in the reasonable opinion of the Borrower, with the giving of notice, lapse of time or both result in a Material Change affecting it;
(e) maintain its corporate existence, preserve its rights, powers, licences, privileges, franchises and goodwill, and exercise any rights of renewal or extensions of any leases, licences, concessions, franchises or any other rights whatsoever which are necessary or material to the conduct of its business and carry on and conduct its business in a proper and efficient manner so as to protect its assets and properties and the earnings, income, rents and profits of its business; and not materially change the nature of its business;
(f) pay and discharge promptly when due: (i) all taxes, assessments and governmental charges or levies lawfully imposed upon it or upon its assets and properties, except to the extent that it is diligently contesting any such taxes, assessments, charges or levies in good faith and has established reserves satisfactory to the Lender (acting reasonably); and (ii) all claims which, if unpaid, might by law become a Lien upon or deemed trust affecting its assets and properties, except for Permitted Liens;
(g) obtain and maintain insurance in respect of its property and business with financially sound and reputable insurance companies (not being Affiliates of the Borrower), in such amounts, with such deductibles, and covering such risks as are customarily maintained by Persons engaged in a similar business, owing similar properties and operating in similar localities to the Borrower and/or the Guarantor and, without limiting the generality of the foregoing, all such insurance policies shall name the Lender as a loss payee (in the case of property insurance) or as an additional insured (in the case of liability insurance) and provide that no cancellation or modification of such policies will be made without 30 days’ prior written notice to the Lender;
(h) comply in all material respects with all applicable Laws, rules, governmental restrictions and regulations (specifically including all Requirements of Environmental Laws) and obtain and maintain in good standing all material leases, licences, permits and approvals from any and all Governmental Authorities required in respect of its operations;
(i) maintain and preserve all of its assets and properties which are used in the conduct of its business in good working order and condition, ordinary wear and tear excepted;
(j) maintain all of its properties, assets and undertaking free of Liens whatsoever except for Permitted Liens; and
(k) continue to carry on all material portions of the business being carried on by it as at the date of the Financial Closing.

5.2 Positive Covenants — Guarantor
The Guarantor hereby covenants and agrees with the Lender that it will, and the Borrower hereby covenants and agrees with the Lender that it will take all corporate steps and proceedings within its authority to cause the Guarantor to:
(a) keep and maintain full and accurate accounts and records of its operations according to GAAP (or the foreign equivalent thereof, if applicable) and permit the Lender and its designated officers, employees, agents and representatives to have access thereto and to make examination thereof at all reasonable times, to make audits, and to inspect and otherwise check its assets and properties;
(b) perform and satisfy all covenants and obligations to be performed by it under the Loan Documents to which it is a party and under any other agreement or undertaking now or hereafter made between it and the Lender;
(c) give prompt written notice to the Lender of: (i) the occurrence of any Event of Default; (ii) any material contravention of or material non-compliance by it with any terms and conditions of the Loan Documents to which it is a party; (iii) any Material Change affecting it; (iv) any material legal proceeding commenced or threatened against it; and (v) any event or occurrence which could, in the reasonable opinion of the Guarantor, with the giving of notice, lapse of time or both result in a Material Change affecting it;
(d) maintain its corporate existence, preserve its rights, powers, licences, privileges, franchises and goodwill, and exercise any rights of renewal or extensions of any leases, licences, concessions, franchises or any other rights whatsoever which are necessary or material to the conduct of its business and carry on and conduct its business in a proper and efficient manner so as to protect its assets and properties and the earnings, income, rents and profits of its business; and not materially change the nature of its business;
(e) pay and discharge promptly when due: (i) all taxes, assessments and governmental charges or levies lawfully imposed upon it or upon its assets and properties, except to the extent that it is diligently contesting any such taxes, assessments, charges or levies in good faith and has established reserves satisfactory to the Lender (acting reasonably); and (ii) all claims which, if unpaid, might by law become a Lien upon or deemed trust affecting its assets and properties, except for Permitted Liens;
(f) obtain and maintain insurance in respect of its property and business with financially sound and reputable insurance companies (not being Affiliates of the Guarantor), in such amounts, with such deductibles, and covering such risks as are customarily maintained by Persons engaged in a similar business, owing similar properties and operating in similar localities to the Borrower and/or the Guarantor and, without limiting the generality of the foregoing, all such insurance policies shall name the Lender as a loss payee (in the case of property insurance) or as an additional insured (in the case of liability insurance) and provide that no cancellation or modification of such policies will be made without 30 days’ prior written notice to the Lender; and

(g) comply in all material respects with all applicable Laws, rules, governmental restrictions and regulations and obtain and maintain in good standing all material leases, licences, permits and approvals from any and all Governmental Authorities required in respect of its operations.
5.3 Negative Covenants — Borrower
The Borrower hereby covenants and agrees with the Lender that the Borrower will not, without the prior written consent of the Lender:
(a) create or incur any indebtedness, liabilities or obligations except for: (i) indebtedness, liabilities or obligations created or incurred in the ordinary course of its business; (ii) the Senior Indebtedness up to the maximum aggregate amount of $40,000,000; (iii) indebtedness, liabilities or obligations due to the Lender under the Loan Documents; or (iv) indebtedness secured by Permitted Liens;
(b) create or permit to exist any Liens in respect of any of its properties, assets or undertaking, except for Permitted Liens; or
(c) (i) liquidate or dissolve or enter into any amalgamation, consolidation, merger, partnership, joint venture or other combination; or (ii) enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation or Person, whether by way of reconstruction, reorganization, recapitalization, consolidation, amalgamation, merger, transfer, sale or otherwise; or (iii) materially change the nature of its business.
5.4 Negative Covenants — Guarantor
The Guarantor hereby covenants and agrees with the Lender that it will not, and the Borrower hereby covenants and agrees with the Lender that it will take all corporate steps and proceedings within its authority to cause the Guarantor not to, without the prior written consent of the Lender:
(a) create or incur any indebtedness, liabilities or obligations except for: (i) indebtedness, liabilities or obligations created or incurred in the ordinary course of its business; (ii) indebtedness, liabilities or obligations due to the Lender under the Loan Documents; or (iii) indebtedness secured by Permitted Liens;
(b) create or permit to exist any Liens in respect of any of its properties, assets or undertaking, except for Permitted Liens; or
(a) (i) liquidate or dissolve or enter into any amalgamation, consolidation, merger, partnership, joint venture or other combination; or (ii) enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation or Person, whether by way of reconstruction, reorganization, recapitalization, consolidation, amalgamation, merger, transfer, sale or otherwise; or (iii) materially change the nature of its business.

5.5 Reporting Requirements
The Borrower hereby covenants and agrees with the Lender that the Borrower shall deliver or cause to be delivered to the Lender the following financial and other information:
(a) as soon as available, but in any event not later than 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, commencing with the Fiscal Quarter ending March 31, 2008, the unaudited consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related unaudited consolidated and consolidating statements of income and of cash flows for such Fiscal Quarter and the portion of the Fiscal Year through to the end of such Fiscal Quarter, setting forth in each case in comparative form, if available, the figures for the previous Fiscal Quarter, certified by a responsible officer of the Borrower as being fairly stated in all material respects (subject to normal year end audit adjustments and the absence of footnotes);
(b) commencing with the Fiscal Year ending June 30, 2008, as soon as available, but in any event within 120 days after the end of each Fiscal Year, a copy of the audited consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such Fiscal Year and the related audited consolidated and consolidating statements of income and of cash flows for such Fiscal Year, setting forth in comparative form the figures for the previous Fiscal Year, reported on without a going concern or like qualification or exception, or qualification arising out of the scope of the audit, by a firm of independent chartered accountants;
(c) the Borrower’s consolidated annual business plan, which shall include revenue, expense and cash flow projections, on a monthly basis, and balance sheet, income statement, cash flow statement, detailed capital expenditure budget and planned acquisitions, complete with assumptions, commentary and similar matters, and which shall be provided not later than 90 days before the end of each Fiscal Year of the Borrower; and
(d) such additional information and documents as the Lender may reasonably require from time to time.
All financial statements required to be delivered pursuant to Sections 5.5(a) and 5.5(b) shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein.
ARTICLE VI — SECURITY
6.1 Security to be Provided by the Borrower
The Borrower agrees to provide the security listed below, as continuing security for the payment and performance of all obligations of the Borrower to the Lender arising under or in connection with this Agreement:
(a) the Debenture; and
(b) an assignment of the Borrower’s interest in all policies of insurance held by it, and all such insurance policies shall name the Lender as a loss payee (in the case of property insurance) or as an additional insured (in the case of liability insurance).

6.2 Security to be Provided by Guarantor
The Guarantor agrees to provide the security listed below, as continuing security for the payment and performance of all obligations of the Borrower to the Lender arising under or in connection with this Agreement:
(a) the Subsidiary Guarantee; and
(b) an assignment of the Guarantor’s interest in all policies of insurance held by it, and all such insurance policies shall name the Lender as loss payee (in the case of property insurance) or as an additional insured (in the case of liability insurance).
6.3 Form of Security and Registration
The Security shall be in form and substance satisfactory to the Lender and its counsel and shall be registered where necessary or desirable in the reasonable opinion of the Lender and its counsel to record and perfect the charges and security interests contained therein.
ARTICLE VII — CONDITIONS FOR ADVANCES
7.1 Conditions for Advance on Financial Closing
The Lender shall have no obligation to advance the Loan to the Borrower until the following conditions shall have been performed and satisfied:
(a) the representations and warranties of the Borrower and the Guarantor set forth in Article 4 hereof shall be true and correct as at the date of the Financial Closing;
(b) all Security shall have been executed and delivered (or, in the case of the assignments of insurance, such assignments are in the process of being obtained) and all registrations necessary or desirable in connection the Security shall have been made (or, in the case of the registration of the Security in Brazil, such registration is in the process of being made);
(c) the Lender shall have received a subsearch report from its solicitors confirming that no Liens (other than Permitted Liens) have been registered against the Material Personal Property charged by the Security which could affect the priority of the Security or otherwise materially adversely affect the Security;
(d) the Lender shall have received executed copies of the Option and Governance Agreement and the Subordination Agreement;
(e) with respect to each of the Borrower, the Guarantor and the Parent, the Lender shall have received an officer’s or manager’s certificate and a certified copy of a directors’ resolution or authorization concerning the due authorization, execution and delivery of the Loan Documents to which it is a party and such related matters as the Lender may reasonably require;

(f) with respect to each of the Borrower and the Parent, the Lender shall have received an opinion of the solicitors for the Borrower and the Parent, in form and substance satisfactory to the Lender and its counsel, (i) in the case of the Borrower, with respect to the corporate status of the Borrower and the due authorization, execution, delivery and enforceability of the Loan Documents to which it is a party, and (ii) in the case of the Parent, with respect to the due authorization, execution and delivery of the Loan Documents to which it is a party;
(g) the Lender shall have received a certificate of status or existence in respect of the Borrower, the Guarantor and the Parent issued by the governing jurisdiction or an authorized officer applicable to it;
(h) any governmental, regulatory and third party approvals necessary or desirable in connection with the Loan Documents and the transactions contemplated herein or therein including, without limitation, the Conditional Approval Letter shall have been given unconditionally and without containing any onerous terms;
(i) no event shall have occurred which constitutes a Material Change or Event of Default, nor shall the advance of the Loan result in the occurrence of any such event;
(j) the Lender shall not have received any garnishment notice or other notice of similar effect in respect of the Borrower or the Guarantor (such as but not limited to a demand for payment issued pursuant to the Income Tax Act (Canada) or the Excise Tax Act (Canada) or any similar notice under applicable federal, provincial or foreign legislation); and
(k) the Lender shall have received such additional evidence, documents or undertakings as it may reasonably require to complete the transactions contemplated hereby in accordance with the terms and conditions contained herein.
ARTICLE VIII — DEFAULT AND REMEDIES
8.1 Events of Default
The occurrence of any one or more of the following events, after the expiry of any applicable cure period (if any) set out below, shall constitute an event of default (an “Event of Default”) under this Agreement:
(a) the Borrower fails to pay any principal, interest or other amount when due;
(b) any representation or warranty provided by the Borrower or the Guarantor to the Lender is incorrect on the date on which such representation or warranty was made;
(c) the Borrower or the Guarantor fails to perform or comply with any of its covenants or obligations contained in the Loan Documents to which it is a party (other than those set out in sections 8.1(a) and (b) hereof) after receipt of notice of such non-compliance from the Lender provided that if such non-compliance is capable of remedy within 30 days and the Borrower or the Guarantor, as the case may be, diligently attempts to remedy such non-compliance and continually informs the Lender of its efforts in this regard, and such non-compliance is remedied within such period, then such non-compliance shall be deemed not to constitute an Event of Default;

(d) the Borrower or the Guarantor is in default in the payment or performance of any of its indebtedness, liabilities or obligations including, without limitation, under the Senior Credit Agreement or any agreement relating to Funded Debt (after the expiry of any grace or cure periods relating thereto); or
(e) an Insolvency Event occurs in respect of the Borrower or the Guarantor.
8.2 Acceleration upon Event of Default and Additional Interest
Upon the occurrence of an Insolvency Event, all Obligations shall become immediately due and payable, without the necessity of any demand upon or notice to the Borrower by the Lender. Upon the occurrence and during the continuance of any other Event of Default, the Lender may by written notice delivered to the Borrower declare all Obligations to be immediately due and payable. From and after the occurrence of an Event of Default, the Obligations shall bear interest at the rate otherwise applicable thereto plus 2% per annum, in order to compensate the Lender for the additional risk.
8.3 Appropriation of Moneys
The Lender may from time to time upon demand or after an Event of Default, but subject to the Subordination Agreement, appropriate any proceeds of realization of the Security against such portion of the Obligations as the Lender may determine in its sole discretion, and the Borrower may not require any different appropriation. The taking of a judgment or any other action or dealing whatsoever by the Lender in respect of the Security shall not operate as a merger of any of the Obligations or in any way affect or prejudice the rights, remedies and powers which the Lender may have, and the foreclosure, surrender, cancellation or any other dealing with any Security or any portion of the Obligations shall not release or affect the liability of the Borrower in respect of the remaining portion of the Obligations.
8.4 Judgment Currency
If for the purposes of obtaining judgment in any court in any jurisdiction with respect to this Agreement it becomes necessary for the Lender to convert into the currency of such jurisdiction (in this section called the “Judgment Currency”) any amount due to the Lender hereunder in any currency other than the Judgment Currency, then conversion shall be made at the Exchange Rate prevailing on Business Day before the day on which judgment is given. In the event that there is a change in the Exchange Rate prevailing between the Business Day before the day on which the judgment is given and the date of payment of the amount due, the Borrower or the Guarantor, as the case may be, will, on the date of payment, pay such additional amounts (if any) or be entitled to receive reimbursement of such amount, if any, as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which when converted at the Exchange Rate prevailing on the date of payment is the amount then due under this Agreement in such other currency. Any additional amount due by the Borrower or the Guarantor, as the case may be, under this section 8.4 will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement.

8.5 Remedies Cumulative
All of the rights and remedies granted to the Lender in this Agreement and the Security, and any other documents or instruments in existence between the Parties or any of them or contemplated hereby, and any other rights and remedies available to the Lender at law or in equity, shall be cumulative. The exercise or failure to exercise any of such remedies shall not constitute a waiver or release thereof or of any other right or remedy, and shall be non-exclusive.
8.6 Insolvency Proceedings
If the Borrower or the Guarantor intends to take the benefit of any statute affecting creditors’ rights generally including, without limitation, making an assignment for the general benefit of creditors, making a proposal or filing a notice of intention to make a proposal under the BIA or bringing proceedings under the Companies Creditors Arrangement Act (Canada) or the Winding-Up and Restructuring Act (Canada), then the Borrower or the Guarantor, as the case may be, covenants and agrees to provide the Lender with five Business Days’ prior written notice before any of the aforementioned proceedings are commenced. As soon as possible prior to the commencement of any such proceedings, the Borrower or the Guarantor, as the case may be, shall provide to the Lender copies of all relevant filing materials including, without limitation, copies of draft court orders, plans of compromise, proposals and notices of intention. During this notice period the Lender may, in its sole discretion, elect to exercise any and all rights and remedies as set out in this Agreement or the Security.
ARTICLE IX — GENERAL
9.1 Waivers to be in Writing
Any failure or delay by the Lender in exercising any right or privilege with respect to the non-compliance with any provisions of the Loan Documents and any course of action on the part of the Lender, shall not operate as a waiver of any rights of the Lender unless made in writing by the Lender. Any such waiver shall be effective only in the specific instance and for the purpose for which it is given and shall not constitute a waiver of any other rights and remedies of the Lender with respect to any other or future non-compliance.
9.2 Governing Law
This Agreement shall be interpreted in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein. Without prejudice to the right of the Lender to commence any proceedings with respect to this Agreement in any other proper jurisdiction, the Parties hereby attorn and submit to the jurisdiction of the courts of the Province of Alberta.

9.3 Costs and Expenses
Each of the Parties will pay its own fees and other costs, charges and expenses (including due diligence expenses) applicable to the preparation, execution and delivery of the Loan Documents to which it is a party. The Borrower and the Guarantor hereby jointly and severally agree to pay on demand by the Lender all reasonable expenses incurred by the Lender, including reasonable legal expenses on a solicitor and his own client basis, in connection with the enforcement of the rights and remedies of the Lender provided for thereby, together with interest after demand at the highest rate then applicable to the Loan.
9.4 General Indemnity
In this section 9.4, “Indemnitees” means the Lender and its agents (specifically including a receiver or receiver-manager) and their respective officers, directors and employees, and the respective successors and assignees of the foregoing. In addition to any other liability hereunder, the Borrower and the Guarantor jointly and severally agree to indemnify and save harmless the Indemnitees from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable legal fees on a solicitor and his own client basis) of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Indemnitees which relate or arise out of or result from any failure by the Borrower or the Guarantor to pay and satisfy its obligations hereunder. The obligations under this section 9.4 shall survive the termination of this Agreement.
9.5 Notice
Without prejudice to any other method of giving notice, all communications provided for or permitted hereunder shall be in writing and delivered to the addressee by prepaid private courier or sent by telecopy or other direct written electronic means, to the applicable address and to the attention of the officer of the addressee as follows:
(a)	to the Borrower or the Guarantor at:

BCH Ltd. Suite 500, 816 — 7th Avenue S.W. Calgary, Alberta T2P 1A1 Attention: Craig F. Nieboer, Chief Financial Officer Telecopier no.: (403) 265-4160 E-mail: cnieboer@brazalta.com with a copy to:

Davis llp Barristers and Solicitors Suite 1000, 250 — 2nd Street SW Calgary, Alberta T2P 0C1 Attention: Trevor Wong-Chor Telecopier no.: (403) 296-4474 E-mail: twong-chor@davis.ca

(b)	to the Lender, at:

Allis-Chalmers Energy Inc. 5075 Westheimer, Suite 890 Houston, Texas 77056 Attention: Theodore F. Pound III Telecopier no.: (281) 768-3891 E-mail: tpound@alchenergy.com
Any communication transmitted by prepaid private courier shall be deemed to have been validly and effectively given or delivered on the Business Day after which it is submitted for delivery. Any communication transmitted by telecopy or other direct written electronic means shall be deemed to have been validly and effectively given or delivered on the day on which it is transmitted, if transmitted on a Business Day on or before 5:00 p.m. (local time of the intended recipient), and otherwise on the next following Business Day. Any party may change its address for service by notice given in the foregoing manner.
9.6 Severability
Any provision of this Agreement which is illegal, prohibited or unenforceable in any jurisdiction, in whole or in part, shall not invalidate the remaining provisions hereof and any such illegality, prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
9.7 Further Assurances
The Borrower shall, at its expense, promptly execute and deliver or cause to be executed and delivered to the Lender upon request from time to time all such other and further documents, agreements, opinions, certificates and instruments in material compliance with this Agreement, or if necessary or desirable to more fully record or evidence the obligations intended to be entered into herein, or to make any recording, file any notice or obtain any consent.
9.8 Time of the Essence
Time shall be of the essence of this Agreement.
9.9 Assignment and Participation
The following provisions govern the extent to which the rights and obligations of the Parties may be assigned or participated:
(a) neither the Borrower nor the Guarantor may assign any of its rights or obligations under this Agreement without the prior written consent of the Lender;
(b) subject to sections 9.9(c) and (d) hereof, the Lender may not assign any of its rights or obligations under this Agreement without the prior written consent of the Borrower and the Guarantor;

(c) the Lender may, from time to time, assign its rights and obligations under this Agreement in whole or in part to any Subsidiary or Affiliate of the Lender upon written notice to, but without the prior written consent of, the Borrower or the Guarantor and, upon such assignment, the Lender shall be relieved of its obligations hereunder to the extent that the assignee agrees in writing to assume such obligations; and
(d) the Lender may, from time to time, without the prior written consent of the Borrower or the Guarantor but subject to the Subordination Agreement, pledge or assign (by way of security only) its rights under this Agreement in whole or in part to Royal Bank of Canada, as agent for the lenders of the Lender, or to any successor agent for such lenders provided that such successor agent and a majority of such lenders are nationally recognized financial or banking institutions,
9.10 Entire Agreement
This Agreement and any other documents or instruments contemplated hereby shall constitute the entire agreement and understanding among the Parties relating to the subject matter hereof. No provision of this Agreement or any other document or instrument in existence among the Parties may be modified, waived or terminated except by an instrument in writing executed by the Party against whom such modification, waiver or termination is sought to be enforced.
9.11 Binding Effect
This Agreement shall be binding upon and shall enure to the benefit of the Parties and their respective successors and permitted assigns, it being acknowledged that “successors” includes any corporation resulting from the amalgamation of any Party with any other corporation.

ARTICLE X — EXECUTION
10.1 Execution
This Agreement has been executed and delivered by the Parties as of the 31st day of January, 2008.

ALLIS-CHALMERS ENERGY INC.

By:	/s/ Theodore F. Pound III

Name:	Theodore F. Pound III

Title:	General Counsel and Secretary

BCH LTD.

By:	/s/ Craig Nieboer

Name:	Craig Nieboer

Title:	Chief Financial Officer

BCH ENERGY DO BRASIL SERVICOS DE PETROLEO LTDA.

By:	/s/ Luiz Azevedo

Name:	Luiz Azevedo

Title:	Managing Director

SCHEDULE “A”
CORPORATE INFORMATION
1. BCH LTD.
Authorized capital: Unlimited number of common shares and an unlimited number of preferred shares issuable in series.
Issued capital: 10,000,000 common shares, nil preferred shares.
Registered and beneficial shareholders: BrazAlta Resources Corp. — 10,000,000 common shares.
Issued and outstanding options: Options to acquire 800,000 common shares with an exercise price of USD$4.163 per common share.
Issued and outstanding warrants: Warrants to acquire 250,000 common shares with an exercise price of USD$10.00 per common share.
Other convertible securities: Nil
Jurisdiction of incorporation: Alberta
Location of Chief Executive officer: Calgary, Alberta
Principal place of business: Alberta, Brazil
Locations at which is has places of business or owns properties or assets: Alberta, Brazil
2. BCH ENERGY DO BRASIL SERVICOS DE PETROLEO LTDA.
Authorized capital: 10,500,000 quotas duly subscribed. Please note that this amount of capital stock should be paid-in until November 22, 2009. (This term, however, can be extended by the shareholders.)
Issued capital: 8,836,337 quotas duly paid-in. Please note that this is the amount registered before the Central Bank of Brazil reflecting the latest remittances of capital. The current capital stock is expected to be updated before the Board of Trade in the next amendment to the company’s articles of incorporation.
Registered and beneficial shareholders: BCH Ltd. — 10,499,999 common shares subscribed, from which 8,836,336 shares are duly paid-in.
Luiz Eliel Nunes de Azevedo — 1 common share subscribed and duly paid-in.

Issued and outstanding options: None
Issued and outstanding warrants: None
Other convertible securities: None
Jurisdiction of incorporation: City of Rio de Janeiro, State of Rio de Janeiro, Brazil
Location of Chief Executive officer: City of Rio de Janeiro, State of Rio de Janeiro, Brazil (in accordance with the articles of incorporation currently in effect.)
Principal place of business: Av. Rio Branco, n° 01, Sala 804, City of Rio de Janeiro, State of Rio de Janeiro, Brazil
Locations at which is has places of business or owns properties or assets:
Principal place of business: Av. Rio Branco, n° 01, Sala 804, City of Rio de Janeiro, State of Rio de Janeiro, Brazil
Branches: (i) City of Catu, State of Bahia, Rua dos Jasmins, n° 01, Planalto II, CEP: 48110-000;
(ii)	City of Mossoró, State of Rio Grande do Norte, Av. Industrial Dehuel Vieira Diniz, S/N, Fazenda Santa Júlia, CEP: 59.600-000;

(iii)	City Japaratuba, State of Sergipe, Rua Domiciano Correia, n° 129, CEP: 49.960-000; and

(iv)	City of São Mateus, State of Espírito Santo, Rodovia BR — 101, Km 67, Bairro Boa Vista, CEP: 29.930-000
3. OTHER SUBSIDIARIES AND AFFILIATES OF BORROWER
None

SCHEDULE “B”
MATERIAL AGREEMENTS

Drilling Rig which Services Contract	Client		Contract #
BCH-01	Petrobras	Service:	2300.0031788.07.2
		Lease:	2300.0031786.07.2
BCH-02	Petrobras	Service:	2500.0031792.07.2
		Lease:	2500.0031791.07.2
BCH-04	Petrobras	Service:	2700.0031827.07.2
		Lease:	2700.0031824.07.2
BCH-05	Petrobras	Service:	2500.0031794.07.2
		Lease:	2500.0031793.07.2
BCH-03	Petrobras	Service:	2600.0037264.07.2
		Lease:	2600.0037263.07.2
Service Contracts are between Petrobras and BCH Energy do Brasil Servicos de Petroleo Ltda.
Lease Contracts are between Petrobras and BCH Ltd.

SCHEDULE “C”
MATERIAL PERSONAL PROPERTY
Current Rig Fleet:
BCH-01 — Kremco Superior 400 Trailer Mounted Rig Drilling Rig and all ancillary equipment
BCH-02 — IRI Cabot 2550 Drilling Rig and all ancillary equipment
SR101 — Cooper 500 — 5 Axle-Trailer Mounted Service Rig and all ancillary equipment
BCH-03 — Rostel Model 300 Single Drilling Rig and all ancillary equipment
BCH-04 — IRI 750 model 2042/160 750 hp, trailer mounted — Double Drilling Rig and all ancillary equipment
BCH-05 — Xtreme Diesel Electric Double Drilling Rig and all ancillary equipment
BCH-06 — Grandbow Industries Model JJ1351D 105’ telescopic Double Drilling Rig and all ancillary equipment

DRILLING RIG JR MACMILLAN (BCH-01)
Former: RIG-26
MANUFACTURER: KREMCO CANADA
MODEL: SUPERIOR 400 TRAILER MOUNTED RIG

DEPTH RATING

101.6 (mm), 4 (in.) drill pipe	:	1500 (m), 4921 (ft)

DRAWWORKS

Make	:	Superior
Model	:	400
Drilling line	:	25.4 (mm), 1 (in.) (EIPS)
Main brake	:	Band
Auxiliary brake	:	Parmac Hydromatic
Power	:	Caterpillar 3412 (630 hp)
Drive	:	Alison Torque Converter
Crown saver	:	Hitec Cathead

MAST

Type	:	Box telescope (free standing) (cable raise)
Height	:	34.14 (m) 112 (ft)
Make	:	Kremco
Gross nominal Capacity	:	146,780, (daN), 330 000 (lbs)
Static hook load rating	:	88,960 (daN), 200 000 (lbs)
Racking capacity (doubles)	:	153 x 101 mm, (4")pipe (doubles)

SUBSTRUCTURE

Make	:	Kremco
Type	:	One piece box
Casing capacity	:	88,960 (daN), 200 000 (lbs)
Set back capacity	:	66,720 (daN), 150 000 (lbs)

TRAVELLING EQUIPMENT

Block (ton)	:	BJ 150
Hook (ton)	:	BJ Unimatic 150
Block and hook model	:	BJ 6150
Swivel (ton)	:	National 200
Model	:	P200

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – sala 11/12	Rua dos Jasmins n° 01, Bairro Planalto II
Rio de Janeiro – RJ	Catu, Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012
Fax: 21 - 2588-8116

ROTARY TABLE

Make	:	National
Model	:	C-175
Opening size	:	444.5 (mm), 17-1/2 (in.)
Static load rating	:	226,796 (kg), 250 (ton)
Drive	:	Caterpillar 3406 (420 hp)

MUD PUMP NO. 1

Make	:	BPMMP - Baoji, China (to Continental Emsco design)
Model	:	F500
Type	:	Triplex
Displacement	:	0.5 - 2.2 (m3/min) (gpm)135-575 @ 165 SPM
Pressures	:	9.2 - 26.3 (mPa), 1340 to 3820 (psi)
Charge pump	:	Mission Magnum 5 in x 6 in centrifugal
Power	:	Caterpillar 3412 (600 hp)
Transmission	:	5-speed Allison 5960

MUD PUMP NO. 2

Make	:	BPMMP - Baoji, China (to Continental Emsco design)
Model	:	F500
Type	:	Triplex
Displacement	:	0.5 - 2.2 (m3/min), 135 - 575 (gpm) @ 165 spm
Pressures	:	9.2 - 26.3 (mPa), 1340 to 3820 (psi) spm
Charge pump	:	Demco 5 in x 4 in centrifugal
Power	:	Caterpillar 3412 (600 hp)
Transmission	:	5-speed Allison 5960

GENERATORS

Engines	:	Caterpillar D3406 DIT
Number	:	Three
Generators	:	210 KW (2x) / 300 KW (1x) - 460/220 V 60 Hz

MUD SYSTEM

Tank volume	:	64 (m3), 370 (bbl), (two tanks)
Shakers	:	Sweco LM 3
Degasser	:	Poorboy

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – sala 11/12	Rua dos Jasmins n° 01, Bairro Planalto II
Rio de Janeiro – RJ	Catu, Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012
Fax: 21 - 2588-8116

BOP SYSTEM

BOP stack	:	11 in Hydril GK 3M annular
11 in Shaffer 3M double gate
Accumulator	:	Hydril K8 454 (ltr), 120 (gal)
Choke manifold	:	Oilmaster 3M
Adjustable choke	:	Willis
Test pump	:	Hydratron

INSTRUMENTATION

Drilling recorder	:	3-pen Totco
Driller console	:	Hitec Cathead mini console
Inclinometer	:	Totco
Weight Indicator	:	MD Totco

HANDLING EQUIPMENT

Winch	:	Gearmatic hydraulic 2720 (kg), 3 (ton)
Manriding winch	:	IR46RJ Pneumatic
Kelly spinner	:	Foster hydraulic
Wireline winch	:	Gearmatic
Hydraulic Power Tongs	:	White Bear - 25,000 foot - pounds (3" - 5" in.)

FUEL TANK

Capacity	:	21 800 (ltr), 5760 (gal)

WATER TANK

Capacity	:	400 (ltr), 105 (gal)

BUILDINGS:

Change shack	:	20 ft container (modified)
Doghouse a/c (large)	:	20 ft container
Trailers	:	2x 40ft (offices, mess room)
2x 20ft (living quarters)
Geologist Lab	:	20 ft container

TUBULARS

Drill pipe	:	300 ea - 101.6 (mm), 4" (in.)
Grade E (H90 tool joints)

Drill collars	:	20 ea - 171.5 (mm), 6-3/4" (in.) spiral
20 ea - 120.6 (mm), 4-3/4" (in.)
03 ea - 196.9 (mm), 7.3/4" (in.)
07 ea - 171.5 (mm), 6.3/4"(in.)

Heavy Weight Drill pipe	:	14 ea - 127 (mm) - 5" (in.)

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – sala 11/12	Rua dos Jasmins n° 01, Bairro Planalto II
Rio de Janeiro – RJ	Catu, Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012
Fax: 21 - 2588-8116

DRILLING RIG BCH-JM2
Former: RIG-15

ITEM	DESCRIPTION

DRAWWORKS:	- IRI Cabot 2550
Horsepower Rating:	- 1200 H.P.
Maximum Hoisting Capacity:	- 337.5 T with 10 lines of 1-1/4"
Auxiliary Brake:	- Parmac V-80 Hydromatic
Crown Block Protection:	- Stewart - Stevenson

PRIME MOVER (DRAWWORKS):	- 2 Cat 3412 DITA
Output Horsepower rating:	- 600 H.P. each
Emergency Shut-down:	- Barber Type
(Pumps):	- 2 Cat D-399 TA
Output Horsepower:	- 1150 H.P. with Barber Type Shutdown

AIR COMPRESSORS:
Type:	- 1 - Quincy 350-21 (E) - Electric Powered
- 1 - Quincy 350-22 (E) - Electric Powered
Automatic:	- Yes -1 - Primary / 1 - Backup

ROTARY TABLE:	- Gardner Denver RT 27-1/2
Maximum Table Opening:	- 700 mm
Maximum Static Load:	- (222,500 daN)
Torque Gauge:	- Totco
RPM Gauge:	- Totco

DERRICK:	- IRI Telescoping
Static Hook Load w/ Lines of:	- 322 T with 10 lines (318,000 daN)
Racking Capacity:	- 145 STD with 5"
Clear Working Height:	- 38.7m (127 feet)
Wind Capacity (Bare Mast):	- 106 MPH
Wind Capacity (Full Set-back):	- 80 MPH

SUBSTRUCTURE:	- IRI Telescoping
Casing Load:	- 460 Ton (409,400 daN)
Minimum Clear Working Height:	- 4.15m (13.8 ft)
Set Back Capacity:	- 162 Ton (360,000 lbs) (162,200 daN)

TRAVELLING EQUIPMENT:
Crown Block:	- IRI 6 - 42" Sheaves
Hook Block:	- Emsco 350 T / 5 Sheaves (311,500 daN)
Links:	- BJ 350 T / 96" (311,500 daN, 2743 mm)
Swivel:	- Emsco LB 400 (Static Ratio mg 800,000 lb) (356,000 daN)

TOP DRIVE:
Manufacturer:	- TESCO
Model:	- 250 HMIS
Capacity:	- 250 Tons
Specs:	- Hydraulic Power Pack (475 HP)

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012	Tel.: 71 - 3641-9909
Fax: 21 - 2588-8116	Fax: 71 - 3641-9459

ITEM	DESCRIPTION

DRILLING LINE:
Drilling Line Diameter:	- 31.5 mm (1-1/4")
Type:	- IWRC - IPS
Strength Capacity:	- 71,000 daN (79.9T)

DEAD LINE ANCHOR:
Weight Indicator:	- Martin Decker
Hydraulic Sensor:	- Martin Decker
Line Scale Weight Indicator	- Cameron C

HYDRAULIC WINCH:
Type:	- Pull master PL8 (Hydraulic)
Load:	- 7000 Lbs: 3115 daN
No:	- Two

MUD PUMP:
No/Make/Model/Type — Pumps:	- 2 - Gardner Denver PZ9 Triplex
Power Rating:	- Pump- 750 kw (1000 H.P.) Each Engine Rating Caterpillar D-399c/w torque converter (1150 H.P.)
Maximum Strokes / Minute:	- 120
Maximum Working Pressure:	- Lesser of 80% of Liner Rating or Published Pressure
Liner Size Available:	- 6", 6-1/2"
Suction Pulsation Dampener:	- No
Discharge Pulsation Dampener:	- Continental Emsco 10 Gallon Lower Case 5000 psi on each Pump
Charge Pump (Centrifugal):	- Mission 5 x 6

MUD TANKS:
Active Tank Volume:	- 180 m3 (1110 bbl)
Premix Tank:	- 48 m3 (400 bbl)
Trip Tank:	- 3.5 m3 (22 bbl)
Agitators:	- 5 - Norgear Model 800SW- 20 H.P.
Mud Guns:	- Low Pressure for each Compartment

Desilter:	- Swaco 12- 4" Cones
Degasser:	- Roll'n Atmospheric 20" (500 mm Dia.)
Centrifuge Machine:	- Swaco Model 1828
Shale Shakers:	- 3 - Swaco Linear
Centrifugal Pumps:	- Mission Style
Type:	- 6" x 8" and 2"x3"
Capacity:	- Various as per application
Number:	- Seven

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012	Tel.: 71 - 3641-9909
Fax: 21 - 2588-8116	Fax: 71 - 3641-9459

ITEM	DESCRIPTION

LIGHT PLANTS:
Generators Available, (Rating-KW)	- 2-CAT-3412 DITA 680 KW
Lighting available for:	- Location Lighting and Wellsite Module
Both for rig:	- For Rig and Wellsite Accommodation
Voltage:	- 480 Volts w/ Transformer to 220v / 110v

TUBULARS:

Drill Pipe:
- 288 Joints of 5 inch 19.5 Ib per ft Grade S135 c/w 4 1/2 inch IF tool joints

- 144 Joints of 5 inch 19.5 Ib. per ft Grade E c/w 4 1/2 inch IF tool joints

- 360 Joints of 3 1/2 inch 13.3 Ib per ft. Grade G105 c/w 3 1/2 inch IF tool joints

- 8-5 inch pup Joints of assorted lengths c/w 4 1/2 inch IF tool joints

- 15 Joints of 5 inch HEVI- WATE drill pipe c/w 4 1/2 inch IF connections

Drill Collars:

- 3-9 inch Spiral drill collars with 7 5/8 REG connections

- 9-8 inch Spiral drill collars with 6 5/8 inch REG connections

- 11-7 inch Spiral drill collars with 4 1/2 inch IF connections

- 12-6 1/2 inch Spiral drill collars with 4 1/2 inch IF connections

- 30-6 1/4 inch Spiral drill collars with 4 1/2 inch IF connections

- 21-4 3/4 inch Spiral drill collars with 3 1/2 inch IF Connections

Drilling Subs:

- 70 subs

Fishing Tools:

- Tool inventory (inventory on request)

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012	Tel.: 71 - 3641-9909
Fax: 21 - 2588-8116	Fax: 71 - 3641-9459

ITEM	DESCRIPTION

BLOW OUT PREVENTION EQUIPMENT:

Annular Preventer:	- 1-11 inch 5000 psi Hydril Annular Preventer
Ram Preventers:	- 1-11 inch 5000 psi Shaffer double Ram Preventer
- 1-11 inch 5000 psi Shaffer single Ram Preventer:
Drilling Spool:	- 1-11 inch 5000 psi drilling spool c/w 2- 4 1/16 5000 psi outlets
Choke Manifold:	- 1-5000 psi choke manifold c/w one manual and one auto choke with console
Accumulator:	- Valvcon 130 Gallon 6 station

AUXILIARY TOOLS & INSTRUMENTS:
1. Automatic Drill Recorder	- Martin Decker 5 Pen
2. Single shot Drift Recorder	- Totco 7°
3. Wire-line Unit (Hydraulic):	- 0.092 Line Rated for4570m / (15,000 ft)
4. High Pressure Wash Gun (Pump):	- CAT w/ 3 H.P. Electric Motor
5. Sump Pump:	- FLYGT 4" (Electric)
6. Kelly Spinner:	- Foster 77 (Mckinney)
Kelly Bushing:	- Varco HDP Hex
7. Drill Pipe Spinner:	- Varco SSW 10
8. Rotary Hose:	- Goodall 55' x 3' ID x min 5000PSI Working Pressure
9. Portable Rig Matting	- Yes - 6" Thick, 8 ft wide, various lengths
10. Kelly:	- 5-1/4" Hex - 40 ft long
Kelly Drive Bushing:	- Pin Drive
11. Fuel Tanks, One tank at rig	- 40,000 liter / Tank
12. Fuel Pumps:	- 2- Electric Powered
13. Water Tanks, (Drilling Water Rig Storage):	- 1 Hydormatic Tank
- 2-Water Storage Tanks
- 1-Rig Water Tank
Water Pumps:	- 2-3" Jacuzzi (Electric Powered)
- 2-120 Barrel water transport tanks skid mounted
14. Hand Tools:	- Complete set for rig, mechanic and electrician
15. One (1) Derrick Bunk 16. One wellsite unit for Rig Manager

SPARE EQUIPMENT ITEMS:

Engines:	- 2-398 Caterpillar engines c/w Radiators
Transmissions:	- 1-6061 Allison Automatic transmission complete
Right Angle Drive:	- 1- complete right angle drive for the drawworks
Hook:	- 1-250 ton Web Wilson
BOP:	- 1-11 inch 5000 psi Hydril Annular complete
- 1-11 inch 5000 psi Shaffer double gate
Swivel:	- 1-LB400 Emsco swivel complete
Tongs:	- 1 complete set of AAX tongs with jaws
Rotary Table (New)	- 1 Spare 27 1/2 inch rotary table complete with drive bushing

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012	Tel.: 71 - 3641-9909
Fax: 21 - 2588-8116	Fax: 71 - 3641-9459

Equipamentos e Materiais Fornecidos pela BCH-101

ITEM	ESPECIFICAÇÃO	QUANT.

1	Sonda de Produção e Acessórios.

1.1	Sonda de produção com capacidade igual ou superior a (150.000) libras, que manobre com seção de (2) tubos na vertical, dotada de sistema de partida elétrica e descarga, possuindo mastro com altura de (30) m.	1

1.2	Plataforma de trabalho com altura ajustável.	1

1.3	Conjunto gancho-catarina com capacidade (150.000lbs).	1

1.4	Par de links com capacidade ( 220.000lbs ) e comprimento ( 2.20m ).	1

1.5	Power-Sub tipo ( warning ) com Swivel, acionado por ( Sistema hidráulico ).	1

1.6	Cat line com velocidade de (6) metros por minuto.	1

1.7	Cat head com controle de torque e curso mínimo de (3,77) pés.	1

1.8	Guincho auxiliar.

1.9	Catarina com cabo de aço de (1) “.

2	Sistema de Circulação, Amortecimento e Teste

2.1	Bomba de lama modelo (National), com filtro e acionada, com potência de (JWS-400) HP, dotado de sistema de partida, ou Bomba de lama Dowel Schlumberger triplex capacidade 8.5 galões por minunos, motor Detroit 420 HP 8V71 díesel (back-up/bomba reserva).	1

2.2	Conjunto de mangueiras de aço, tipo ( 2”lp ) .	1

2.3	Conjunto de mangueiras para sucção com (4) “ de diâmetro x (32) pés.	1

2.4	Tanque retangular para armazenamento de fluido, com capacidade de (114) bbl, equipado com câmara de espuma, dotado de divisão com comporta para retenção de detritos e com sucção na extremidade oposta ao retorno.	2

2.5	Pistola de lama.	1

2.6	Manifold de ataque e estrangulamento de (5000) psi WP.	1

2.7	Manifold de sucção de (6) “.	1

2.8	Balança n° (1) com ( 0 a 27 lbs/pé ) escalas, incluindo lb/pé3.	1

1

ITEM	ESPECIFICAÇÃO	QUANT.

3	Equipamentos de Prevenção de Erupções

3.1	BOP hidráulico, modelo ( DR-25 ), 7 1/6” x 5.000 psi WP de gaveta dupla com acionador, acumulador e comandos hidráulico e mecânico. Sistema de acionamento utilizando mangueiras de aço ou de borracha, tipo ( 1 1/2 ). Gavetas para tubulações de ( 2.3/8x 3.1/2 “ OD ) e cega. Adaptador para 5000 psi, com tomada lateral de 2 “ abaixo da gaveta inferior e acima da gaveta superior.	2

3.2	BOP para trabalhar coluna de hastes de ( 5/8 ) “ a ( 1.1/8 ) “, que utilize um único par de gavetas para todos os diâmetros, tipo ( Doble E ), com pressão de trabalho igual a (3000) psi, rosca inferior (3) “ LP Pino e rosca superior igual a (3) “ LP Caixa.	1

3.3	Saída de lama de (5)” OD.	1

4	Equipamentos Componentes de Coluna

4.1	Raspador para operar em revestimentos de ( 5.1/2 ) até (7) lb/pé.	2

4.2	Conjunto de equipamentos para pistoneio em tubulações de ( 2.3/8 a 3.1/2 ) “ OD, tipos EUE e NU, com oil saver com release e swab com esfera móvel, sinker bar e percursor.	3

4.3	Conjunto de equipamentos cortadores de parafina para tubulações de ( 2.3/8 a 3.1/2 ) “ NU, com sinker-bar e percursor.	3

4.4	Conjunto de calibradores internos para tubulações de ( 2.3/8 a 3.1/2 ) “ OD tipos EUE e NU, conforme norma API 5A.	3

4.5	Conjunto de reduções, como segue:

	a) das brocas de ( 4.3/4 ) “, para comandos de ( 2.3/8 IF ) “ OD x 3 1/2” IF, com os respectivos protetores de rosca.	1

	b) dos referidos comandos para colunas de tubos de ( 2.3/8 a 3.1/2 ) “ Conexões IF e 3 1/2” EU e NU.	1

	c) das brocas de ( 4.3/4 ) “ para raspador de colunas ( 2.3/8 a 3.1/2 EU ) “.	1

	d) dos raspadores de ( 5.1/2 ) “ para as colunas ( 2.3/8 a 3.1/2 EU ) “.	1

4.6	Conjuntos de Adaptadores

	(A) A.3 7.1/16” x 5000 x 3000 x 2000 PSI	2
	(B) A.3 7.1/16” x 3000 x 2000 x 1000 PSI	1

4.7	Válvula para circulação de areia tipo 2LP x 5000 PSI	1

2

ITEM	ESPECIFICAÇÃO	QUANT.

5	Equipamentos de Manuseio

5.1	Conjunto de elevadores para tubulações de (2.3/8 a 3.1/2 ) “ OD, tipos EUE e NU.	2

5.2	Conjunto (par) de elevadores para hastes de bombeio de ( 5/8 a 1 ) “.	6

5.3	Conjunto constituído de mesa e cunha com acionamento pneumático e mecânico, para tubulações de ( 2.3/8 a 3.1/2 ) “ OD, e comandos de ( 3.1/2 ) “ OD.	3

5.4	Colar de segurança para comandos de ( 2.3/8) “ OD a (7) “ OD.	1

5.5	Chave hidráulica ( Carter Tooco ), modelo ( BJ ), ou similar, equipada com medidor de torque, e sistema hidráulico para permitir o seu posicionamento, para operar tubulações de ( 2.3/8” a 3.1/2” ) “ OD.	1

5.6	Conjunto de chaves para hastes de bombeio de ( 5/8 a 1 ) “.	6

5.7	Gancho com mola e trava (catarina de hastes) para manobra de coluna de hastes com capacidade de (80.000) lbs, tipo ( BJ ) ou similar.	1

5.8	Conjunto de chaves manuais tipo grifo, tamanhos ( 24 x 36, 48,60) “.	4

5.9	Conjunto de chaves de marreta para parafusos dos flanges de ( 1 a 5 )” para pressões de ( 1.000 a 6.000 ) psi.	8

5.10	Conjunto de materiais para conexão com as instalações fixas, constituído de nipples curvas, tês, uniões e válvulas para (2)” LP.	15

5.11	Conjunto de ferramentas manuais e outras utilidades, constituído de: bomba de graxa, nível, clips galvanizado para cabos de ( 1/2 )” até (1)”, esticadores, cortadores de cabo, corda de sisal de diversas bitolas, chaves de brocas, lima, alicate, chaves de fenda, chaves ajustáveis, martelo de bola, marretas de bronze de (2) e (5)kg, serrote, enxada, enxadela, pá redonda, pá quadrada, rodo, carrinho de mão, tesoura tipo aviação corte à esquerda modelo ( reto ), e paquímetro com escala em fração de polegada tamanho (0) a ( 11.13/16 ), com medidor de profundidade marca (Tubasa) ou similar.	1

5.12	Conjunto com (8) cavaletes para estaleirar hastes de bombeio na horizontal, confeccionado de acordo com padrões estabelecidos pela API.	1

5.13	Tubig stripper para colunas de ( 2.3/8” x 3.1/2” )” OD.	1

5.14	Tubing wipper para limpar tubos de (2.3/8” x 3.1/2” )”.	1

5.15	Válvula de segurança 2” LPx5000 PSI	1

5.16	Válvula Teste 2” LPx 5000 PSI	1

5.17	Pap. Rap.	1

5.18	Grupo gerador	1

3

ITEM	ESPECIFICAÇÃO	QUANT.

6	Instrumentos Medidores e Registradores

6.1	Indicador de peso tipo MARTIN DECKER ou similar, com capacidade para (280.000)lbs e ponteiro indicador de sensibilidade, escala em libra para guincho principal.	1

6.2	Indicador de profundidade (3.500m) para guincho auxiliar.	1

6.3	Manômetros com ranges de pressões: (0,1000)psi	1

6.4	Manômetros com ranges de pressões: ( 0,1500; 0,5000; 0 até 6.000 )psi	2

6.5	Indicador de pressão da bomba de lama. (0 a 6.000)PSI	1

6.6	Escala indicadora de volumes em bbl nos tanques, por tanque de lama.	1

7	Equipamentos de Segurança

7.1	Extintor de incêndio de espuma química.	NA

7.2	Extintor de incêndio de dióxido de carbono de (6)kg.	2

7.3	Extintor de incêndio de pó químico de (12) kg.	2

7.4	Mangueira de (2.1/2” )” x ( 1.1/2 )m com uniões ( storz).	2

7.5	Esguicho regulável de ( 2.1/2” x 1.1/2)”, tipo ( storzz ) com uniões ( 2.1/2 ) para ( 1.1/2 ) GPM.	1

7.6	Chave para mangueira de incêndio de ( 2.1/2, 1.1/2 )”. (conjugada)	2

7.7	Proporcionador de espuma mecânica de ( 2.1/2 )”.	1

7.8	Jogos de equipamentos de proteção contra vapores de ácido e gás, constituído de: óculos, máscaras semi-facial com filtro, avental plástico, mangois plásticos.	NA

7.9	Gerônimo com cabo de fuga para torrista.	1

4

ITEM	ESPECIFICAÇÃO	QUANT.

7.10	Esguicho lançador de espuma.	1

7.11	Derivante em (3)” com entrada de ( 2.1/2 )” e duas saídas de ( 1.1/2 )”.	1

7.12	Mangueira de ( 2.1/2 – 1.1/2 )”, de (12) metros.	2

7.13	Esguichos de ( 2.1/2 – 1.1/2 )”.	1

7.14	Bombonas de LGE (Líquido Gerador de Espuma) de (20) litros.	1

7.15	Conjunto Moto-bomba diesel, para Combate a Incêndio, motor MWM 4 cil – bomba 80 metros cúbicos/hora pressão até 11 kg.	1

8	Outros Equipamentos

8.1	Tanque para armazenamento de água doce com capacidade mínima para (70) bbl com bomba centrífuga para combate a incêndio.	1

8.2	Sistema de iluminação com lâmpadas de vapor de sódio.	1

8.3	Conjunto gerador de energia, com potência compatível com as cargas da sonda, equipamentos auxiliares e os trailers para operações de (24) h por dia.	1

8.4	Casa de aço para sondador.	1

8.5	Trailer para encarregado de sonda.	1

8.6	Veículo utilitário para uso de encarregado.	1

8.7	Guia Cabo	1

5

Suite 500, 816 -7th Ave SW Calgary, AB, Canada T2P 1A1
Schedule A

Rig Name & Number	BCH #3
Depth Rating	1400 m with 102 mm drill pipe
KB to Ground	3.5 m
Bottom of table beam to ground	2.8 m
Approximate Loads	Rig — 9 loads, DP & DC — 1 load
Equipment

Drawworks	Make	Rostel 300
	Auxiliary Brake	Eaton 124 WCB

Rig Power & Distribution		Detroit Series 60

Mast	Make	Rostel Stiff Mast
	Height	20.4 m
	Maximum Hook Load	88,900 daN w/6 lines
	Certified	Dec. 2003

Substructure	Length	Hydraulic High Back
	Height	3 m
	Casing Capacity	66,700 daN setback

Crown Block	Make	Rostel
	Maximum Load	88,900 daN with 3 sheaves
	Certified	Yes

Travelling Block / Hook	Make	Ideco UTB 110
	Maximum Load	97,000 daN
	Certified	Jan. 2004

Swivel	Make	Oilwell PC-100
	Maximum Load	88,900 daN
	Certified	Nov. 2005

Equipment Cont’d

Drilling Line	Size	25 mm

Rotary Table	Make	Ideco 175
	Opening Size	444 mm
	Maximum Load	66,700 daN

Pump #1	Input Power	Series 60 Detroit
F500

		Max. Allowable
Operating Limits		SPM	Max. Allowable Operating Press
Linear Size	140 mm	165	14,000 kPa
	152 mm	165	12,000 kPa

Mud System	# of Tanks	1
	# of Compartments	4
	Total Active Volume	34 m3
	Trip Tank Volume	3.46 m3
	Pill Tank Volume	5.4 m3
	Pre-Mix Tank Volume	30 m3
	Transfer Pumps - Make	5 x 6 - 50 HP
	Desilter - Make	Swaco
	Cone Size	10 Cones
	Shaker - Make	Swaco ALS
	Screen Sizes Available	Up to 170 Mesh

Pump #2	Input Power	Series 60 Detroit
F500

		Max. Allowable
Operating Limits		SPM	Max. Allowable Operating Press
Linear Size	140 mm	165	14,000 kPa
	152 mm	165	12,000 kPa

Well Control System
Accumulator	Type		Valvcon 4 Station
	Capacity		80 Gal.
	Pressure		21,000 kPa
	Remote Control Stn. -		4
# of functions
	Master Controls at Accumulator		Yes
Choke Manifold	Installed in Heated Enclosure		Yes
	Max. Working Pressure		21,000 kPa
	Gut Line	Size	76 mm #2
		Wing Lines	52 mm
	Manual Choke	Make	National
		Size	72 mm
	HCR Valve	Make	National
		Rating	21,000 kPa
	Lower Kelly Cock	Make	API
		Rating	21,000 kPa

Equipment Cont’d

	Stabbing Valve	Make	API
		Rating	21,000 kPa
Mud Gas Separator		Size	762 mm
		Height	2.14 m
	Inlet Line	Size	76 mm
		Outlet	152 mm
B.O.Ps	Annular	Make	Townsend
		Size	228 mm
		Rating	21,000 kPa
		Last Inspection	Mar. 2006
	Pipe Ram	Make	Townsend
		Size	228 mm
		Rating	21,000 kPa
		Last Inspection	Mar. 2006
	Blind Ram	Make	Townsend
		Size	228 mm
		Rating	21,000 kPa
		Last Inspection	Mar. 2006

Instrumentation
Weight Indicator		Make	Martin Decker
Crown-o-matic		Make	Control Drilling
Recorder		Make	Pason Electronic
Drilling Recorder
Survey Instrument		Make	Totco
		Model	Degree 21

Drill Pipe			API Grade
		Length	150 joints
		Size	102 mm
		Classification	Premium

Drill Collars		O.D	14 – 121 mm (4 3/4)
		Length	128 m
		O.D.	6 – 159 mm (6 1/4)

Tankage		Fuel	11,000 ltrs

Light Plant			Series 60
		Type	Detroit

Equipment Cont’d

	Output	350 kw
	Voltage	480

Miscellaneous Equipment		Hydraulic Pipe Tub

Rig Managers Shack	Size	8’ x 20’
	Type	Fabricated in Brazil
	Manufactured	2007
	Serial #	R#3

Drilling Rig BCH-04 (IRI 750)
General Specification

ITEM	DESCRIPTION

MODEL:	IRI 750 TRAILER MOUNTED DRILLING RIG

DRAWWORKS:	IRI 750 model 2042/160 750 hp, 1 1/8” grooving, trailer mounted

MAST:	117’ 350,000# IRI double 10 line 365,000#

RIG MOTOR:	series 60 Detroit, model #6063HK33, 750 hp

TRANSMISSION:	Allison CTL-6061-4

AUXILIARY BRAKE:	Eaton 24” x 3” disc

SUBSTRUCTURE:	IRI hydraulic box scoping 350,000# set back, 22’

BLOCK:	Ideco 160 ton shorty

SWIVEL:	TSM 150

KELLY:	5 1/2” square

KELLY BUSHING:	Varco

ROTARY TABLE:	Ideco 20-1/2”

BAILS:	Joy 350 ton

MUD PUMP UNIT #1:	Gardner Denver PZ-8 stroke 8”, P/B Cat. 3508, (705 hp), in house.

MUD PUMP UNIT #2:	Gardner Denver PZ-8 stroke 8”, p/b cat. 3508, (705 hp), in house.

COMBINATION HOUSE:	Koomey 6 station 5 bottle w/30 hp union triplex pump, (1) generator marathon 350 kw, p/b Detroit series 60, (1) generator magnamax 200kw, p/b cat. 3306

BLOWOUT PREVENTION EQUIPMENT:	13 5/8” X 5000 Hydril Annular Preventer, 5/8” X 5000 Shaffer Double Ram Preventer.

CHOKE MANIFOLD:	5000 PSI Choke manifold c/w one manual and one auto choke complete with console. (located at end of catwalk).

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012
Fax: 21 - 2588-8116

ITEM	DESCRIPTION

MUD SYSTEM:	(2) tank 600 bbl. w/(2) shale shakers linear motion dfts, percharge and mixing pumps mission magnums, 8 x 6 w/12” impellers, (5) sew-eurodrive type RF87 c/w 5 hp motor and 1 1/8” shaft, (1) pill tank agitator sew-eurodrive type KF47 c/w 5 hp motor and 1 1/8” shaft, degasser

DOGHOUSE WATER TANK:	Drillers controls and brake handle in glass dome inside of doghouse cantilevers down

TOOL PUSHER HOUSE:	40” Office / Living quarters

MISC. TOOLS:	Foster Kelly spinner, auto driller, folley type “B” tongs, catwalk, katch kan recovery system for oil based drilling fluids. Pipe racks, 45 foot catwalk w/manifold.

TUBULARS:	- 250 Joints of 5” 19.5 S-135 Drill pipe c/w 4 1/2” IF connections - 15 Joints of 5” Hevi-Wate drill pipe c/w 4 1/2” IF connections

DRILL COLLARS:	- 20 x 6 1/2” Spiral drill collars - 4 x 8” Spiral drill collars

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012
Fax: 21 - 2588-8116

BCH ENERGY RIG # 5E
105’ Mast
•	400,000 lbs telescopic double

•	4 x 36” 1 x 42” sheave crown complete

•	Racking board

•	Derrick egress system

•	Fall Arrester Posts

•	Drillers console

•	2 x PL-8 Tugger winches

•	1 x PL-5 Boom line

•	Complete electrical package

•	Complete Plumbing Package with Hydraulics and Air

•	Blast and paint with Endura products
Substructure
•	400,000 lbs casing load

•	350,000 lbs set back

•	14’4” wide x 17’ total height

•	48” high x 24” wide pony subs

•	Off trailer sub height 13’

•	Hydraulic leveling rams

•	Hydraulic power package

•	27.5” Rotary table

•	BOP handling system for 13 5/8”

•	Complete electrical package

•	Plumbing package with hydraulic, air, steam and water

•	Blast and Paint with Endura products and Pro-coat
Draw Works Skid
•	Fabricate unitized draw works skid

•	Supply & mount TSM-850 draw works

•	Supply & mount GE 752 DC electric floor motor

•	Supply and install mast raising cylinders

•	Supply and mount DW cooler

•	Supply and mount 1.25” x 5000’ drill line

•	Plumbing package with hydraulic, air, steam and water

•	Complete electrical package

•	Blast and Paint with Endura products and Pro-coat
Power Catwalk with Manifold Building
•	Fabricate power catwalk with skate and manifold building

•	Fabricate V-door

•	Complete plumbing package

•	Complete electrical package

•	Blast and Paint with Endura products and Nonslip
Combination Building
•	Fabricate 55’ x 12’4” combination building

•	Wash room and shower facility

•	3 cubic meter fresh water tank

•	3.5 meter disposal water tank

•	Change shack facility

•	Supply and install 120 gal x 5 station accumulator

•	Blast and Paint with Endura products
Mud Tank 1
•	Fabricate 83m3 3 compartment mud tank

•	3 each 7.5 HP agitators

•	6 each 3” mud guns

•	2 each Derrick Super G Shakers

•	Side Winder style mix hopper

•	2 each 50 HP 5 x 6 x 11 mix pumps

•	Complete suction / discharge manifold

•	Complete electrical package

•	Complete plumbing package

•	Blast and Paint with Endura products
Mud Tank 2
•	Fabricate 65 m3 2 compartment mix tank

•	2 each 7.5 HP agitators

•	4 each 3” mud guns

•	Side winder style mix hopper

•	1 each 50 hp 5 x 6 x 11 mix pumps

•	Complete suction / discharge manifold

•	Complete electrical package

•	Complete plumbing package

•	Blast and Paint with Endura products
Mud Pump 1
•	Fabricate 40 x 12’4” pump house with cabinets & racks

•	Supply and install off shore F-1000 pump

•	Supply and install GE 752 electric motor and drive system

•	Precharge pump — 50 HP, 5 x 6 x 14 centrifugal pump

•	Supply and install complete drive system

•	Supply and install wash gun

•	Supply and install 7.5HP air compressor

•	Supply and install all guarding

•	Supply and install all suction / discharge plumbing

•	Complete electrical package

•	Complete plumbing package

•	Blast and Paint with Endura products
Mud Pump 2
•	Fabricate 40’ x 12’4” pump house with cabinets & racks

•	Supply and install off shore F-1000 pump

•	Supply and install GE 752 electric motor and drive system

•	Precharge pump — 50 HP, 5 x 6 x 14 centrifugal pump

•	Supply and install complete drive system

•	Supply and install all guarding

•	Supply and install all suction / discharge plumbing

•	Complete electrical package

•	Complete plumbing package

•	Blast and Paint with Endura products
Water Tank / Doghouse
•	Fabricate 65 m3 water tank / doghouse

•	Slide out system on doghouse

•	Hydraulic doghouse raising system

•	Storage room & tool board on doghouse

•	Tool room with benches & oil storage

•	2 each Jacuzzi water pumps

•	Wash pump and soap tank

•	15 HP air compressor

•	Complete electrical package

•	Complete plumbing package

•	Blast and paint with Endura products
Generator Skid #1
•	40’ x 12.5’ generator skid with roof

•	2 x Detroit Diesel 12V Series 2000 1000HP generators

•	Electrical panels and plug boards
Generator Skid #2
•	40’ x 12.5’ generator skid with roof

•	1 x Detroit Diesel 12V Series 2000 1000HP generator

•	1 x Detroit Diesel Series 60 685HP generator

•	Electrical panels and plug boards

SCR building complete.
Choke Manifold
•	2” x 3” x 5000 psi double gut manifold

•	All Plumbing for flare and degasser lines

•	Blast and Paint
Flare Tank and Pipe Suitcase Skid
•	Piping for flare & degasser line

•	Auto igniter for flare stack

•	Stackable onto manifold skid

•	Blast and paint with Endura products
Hydraulic Pipe Tubs x 6
•	Range II pipe tubs

•	Complete hydraulic / plumbing package

•	Blast and paint with Endura products
Rig Matting
•	7 — 8’ x 48’ x 6” 4 runner mats 2 with jacking pads

•	3 — 8’ x 36’

•	6 — 8’ x 24’

•	1 — 8’ x 22’3” with well center

•	2 — 4’ x 20’
Pipe Racks
•	40’ tumble racks x 3 sets
Pipe / Collar Handling Tools
•	Kelly Spinner

•	Pipe Spinner

•	Web Wilson AAX Tongs

•	BJ Style 250 ton DP Elevators

•	5” Drill Pipe Slips

•	DCS-R Drill Collar Slips

•	Square Roller Kelly Bushing

•	Safety Collar

•	10’ x 250 ton Bails

•	250 ton Swivel

•	250 ton Block and Hook
Blowout Preventers
•	2 — 13 5/8” x 5000 psi singles

•	1 — 13 5/8” x 5000 psi annular

•	All stack valves including HCR

•	Drilling spool with turns
Rig Manager’s Shack
•	Complete w/ electrical village panel

Tubulars
340 Joints of 4 1/2” Drill pipe 16.60 G- 105 NC46
12 each 6 3/4” Drill collars
8 each 8” Drill Collars
3 each 9 1/2” Drill Collars

Drilling Rig — BCH-06 (telescopic double)
General Specification

DEPTH RATING:	2800m with 4” in drill pipe
APPROXIMATE LOADS:	14 loads

ITEM	DESCRIPTION

DERRICK:
Model JJ1351D 105’ telescopic double
Effective height 31m
Max hook load 1350 KN
Hyd lift mechanical telescope
Racking board height above floor 17.4m (57’)
Set back capacity 4 1/2” DP (2800m) (9200’)
+ 6 1/4 DC (20 jts)
Crown block model TC 135C
Rated 1350 KN (297,500 lbs.)
5 x 760 mm (30”) 11/8” grooved sheaves
Fold up racking board
Easy rider assembly
Escape buggy with deadline anchor weight
Derrick will be Painted White with a Red Crown.
Hydraulic Rams for Make up and Breakout.
One crown mounted fall arrest
One monkeyboard mounted fall arrest on slope line
4” standpipe with Kelly hose and valves and fig 602 fittings
2” casing standpipe with valve, fittings and hose

SUBSTRUCTURE:
Model DZ 160/ 4.5
Max set back 1350 kN (348,000 lbs)
Floor height 4.5m (14.7’)
Ground to bottom of rotary beam 3.52m ( 11.5
Pipe bottom bird baths
BOP hydraulic lift system
BOP tie down
Folding handrails on top area
ZP175 17 1/2 Rotary table rated 1600 KN (352,640 lbs.)

BOPs:
9” 3000 psi 21 mpa
Annular FH23-21 9” 3000 (Annular Shaffer Element.)
2-9” 3000 ram block c/w Pipe Rams and Blind Rams.
FZ23-21
9” 3000 x 9” 3000 working spool with 3” 3000 outlets
HCR & Manual valves
2-Kill line valves
3 1/8 1-HCR Hydraulic, 1- Manual
9 Valve Manifold c/w 2 Chokes.

Sede:	Escritório Brasil:

Suite 500, 816 – 7th Avenue SW	Av. Rio Branco, 01 – 8° andar – sala 804
Calgary, AB, Canada	Rio de Janeiro – RJ
T2P 1A1	20090–003
Tel.: +1(403) 539-9488	Tel.: 21 - 3213-8050
Fax +1(403) 265-4160	Fax: 21 - 3213-8051

ITEM	DESCRIPTION

DRAWWORKS:
Model JC20 rated 550hp
15 L Cummins 600hp engine
Allison 6061 transmission
JFD 130 right angle drive box
Drum 450mm x 912mm (17.7“x36”) 11/8 “lebus grooved
Circulating drum with closed loop glycol
310mm x 1070mm (12“x42”) break hubs
224 ETN auxiliary brakes with closed loop glycol system shared with circulating drum
Rotary table brake
50 hp electric two stage hydraulic system
PTO hyd system
3 T (6600lb) boom line winch on mud tank side
5 T (11000lb) tugger winch on doghouse side
Survey Winch

PIPE SYSTEM:
Catwalk with manifold shack with two 3” lines and one 8” de-gasser lin
YJG 21 21 mpa (3000 psi) rated choke manifold line
V door installed on catwalk
Folding pipe rack arms installed on shack side
Three of forklift accessible pipetubs
240 Jts. 4” FH X95 drill pipe hardbanded and internal coated
15 Jts. 6 1/4 4 1/2 X H drill collars (zipped for slips and hardbanded on pin end) 20 each 4 1/2” HWDP

MUD TANKS:
60m3 usable 5 compartments including trip tank, shaker tank, settling tank, suction tank and pil tank
Sand trap
4- 7.5 hp agitators in tank
2 - 50 HP 5x6 Victory mud mixers (or 6 x 8)
2 - Winch poles
De-gasser unit
Mixing hopper

PUMP HOUSE:
12’ 6” wide Building
F1000 mud pump
23 L Cummins with Icona clutch conventional mount with belt drive
Allison 6061 transmission
Electric 5 x 6 precharge or mechanical (please advise if electric or mech preferred and if mechanical whether conventional belt driven or R/A with polychain drive preferred)

Sede:	Escritório Brasil:

Suite 500, 816 – 7th Avenue SW	Av. Rio Branco, 01 – 8° andar – sala 804
Calgary, AB, Canada	Rio de Janeiro – RJ
T2P 1A1	20090–003
Tel.: +1(403) 539-9488	Tel.: 21 - 3213-8050
Fax +1(403) 265-4160	Fax: 21 - 3213-8051

ITEM	DESCRIPTION

LIGHT PLANT:
2x 450 KW generators
Powered by 15 L Cummins
Louvered panels for both generators
1 accumulator with air back up
Plumbing for nitrogen ( nitrogen bottles not included)
Koomey cord and remote (doghouse installed)
Please advised if PLC needed approximately 30000.00 extra
Tool room with work bench, storage shelves and storage cupboard
Electric air compressor
Change shack with 12 lockers and bench
Electric heater in change shack

DOGHOUSE & WATER TANK:
65m3 water storage
Two water supply pumps
18,000L fuel tank
Two fuel pumps
3 oil storage bins
Doghouse with junk room
Knowledge box
Storage cupboards
Winch trolley bar in junk room

TRAVELLING EQUIPMENT:
Swivel SL135
Hydraulic Kelly spinner
Travelling blocks YG135C 1350 KN
4 1/4 square Kelly bar/ c/w Drive Bushing or 3 1/2 bar and bushings
Slips (Drill Pipe and Drill Collar)
Elevators DH 150
1000m spool 1 1/8 drill line
108” x 250 Ton Bale Links
Choke Hose, 2’ Kill Hose ,Shock Hose
Note:
Mast and sub will be Canadian certified as will all other overhead equipment.

Sede:	Escritório Brasil:

Suite 500, 816 – 7th Avenue SW	Av. Rio Branco, 01 – 8° andar – sala 804
Calgary, AB, Canada	Rio de Janeiro – RJ
T2P 1A1	20090–003
Tel.: +1(403) 539-9488	Tel.: 21 - 3213-8050
Fax +1(403) 265-4160	Fax: 21 - 3213-8051

SCHEDULE “D”
EXCEPTIONS SCHEDULE
1. Sections 4.1(d), (g) and (m) and Sections 4.2(b) and (d)
•	Senior Credit Agreement (and related security)
2. Section 4.1(h)
•	Warrants granted to Standard Bank

•	Options to directors, officers and consultants under ESOP

Execution Copy
SCHEDULE “E”
DEBENTURE
BCH LTD.
as Corporation
- and -
ALLIS-CHALMERS ENERGY INC.
as Holder
$40,000,000 CONVERTIBLE SUBORDINATED SECURED DEBENTURE
Due on January 31, 2010
This document and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated as of January 31, 2008 among ALLIS-CHALMERS ENERGY INC. (the “Subordinated Creditor”), STANDARD BANK PLC, as the Senior Agent for the Senior Creditors identified therein (the “Senior Agent”) and acknowledged by BCH LTD, a corporation organized and existing under the laws of the Province of Alberta, Canada (“BCH”) and BCH ENERGY DO BRASIL SERVIÇOS DE PETRÓLEO LTDA., a company organized and existing under the laws of Brazil (“BCH Brazil”, and together with BCH, collectively, the “Obligors”), and BRAZALTA RESOURCES CORP., to all amounts (including principal, interest and fees) owed by the Obligors pursuant to that certain Credit Agreement dated as of June 26, 2007, among the Obligors, the Senior Agent and the Senior Creditors, as such Credit Agreement (subject to the terms of the Subordination Agreement) has been and hereafter may be amended, supplemented, restated or otherwise modified from time to time; and each holder of this document, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement. Notwithstanding anything herein to the contrary, the lien and security interest, if any, granted pursuant to this document and the exercise of any right or remedy by the grantee hereunder are subject to the provisions of the Subordination Agreement. In the event of any conflict between the terms of the Subordination Agreement and this document, the terms of the Subordination Agreement shall govern and control.

THIS DEBENTURE AND THE SECURITIES TO BE ISSUED UPON THE CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND THE CONVERSION OF THIS DEBENTURE MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A PERSON IN THE UNITED STATES OR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT) WITHOUT REGISTRATION OF THE SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM AND BCH LTD. (“THE CORPORATION”) SHALL HAVE RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT SATISFACTORY TO IT.
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS DEBENTURE MUST NOT TRADE THE SECURITIES REPRESENTED HEREBY BEFORE THAT DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF: (I) THE DATE OF ISSUANCE, AND (II) DATE THAT THE CORPORATION BECOMES A REPORTING ISSUER IN CANADA.
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE OF THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION (WHICH WILL BE DELIVERED PROMPTLY AND NOT BE UNREASONABLY WITHHELD, BUT WHICH MAY BE CONDITIONED ON DELIVERY OF A LEGAL OPINION IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
A CERTIFICATE WITHOUT A LEGEND MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT OF THE CORPORATION IN CONNECTION WITH A SALE OF THE SECURITIES REPRESENTED HEREBY AT A TIME WHEN THE CORPORATION IS A “FOREIGN ISSUER” AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT AND THE CORPORATION, TO THE EFFECT THAT SUCH SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.
THE CORPORATION DOES NOT HAVE ANY SECURITIES LISTED ON ANY STOCK EXCHANGE AND NO REPRESENTATION IS MADE AS TO LISTING OF THE COMMON SHARES OF THE CORPORATION ON ANY STOCK EXCHANGE. THERE IS NO MARKET FOR THE COMMON SHARES OF THE CORPORATION.

U.S. $40,000,000 CONVERTIBLE SUBORDINATED SECURED DEBENTURE
This Debenture is dated as of the 31st day of January, 2008 and is granted by BCH Ltd., as Corporation, in favour of Allis-Chalmers Energy Inc., as Holder.
ARTICLE I — INTERPRETATION
1.1 In this Debenture, unless otherwise provided, the following terms shall have the following meanings:
(a) “Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person;
(b) “Business Day” means a day on which the main branch of Royal Bank of Canada in Calgary, Alberta is open for normal banking business but not including Saturdays and Sundays;
(c) “Common Shares” means the common shares in the capital of the Corporation, as such common shares existed as at the date of this Debenture and as such common shares may be amended , redesigned, reclassified or otherwise changed after the date of this Debenture;
(d) “Control” means, when applied to the relationship between a Person or group of Persons and a corporation or other entity, the beneficial ownership by such Person(s), at the relevant time, of shares of such corporation or equity interests of such other entity carrying more than the greater of (a) 50% of the voting rights ordinarily exercisable at meetings of shareholders of such corporation or equity holders of such other entity; and (b) the percentage of voting rights ordinarily exercisable at meetings of shareholders of such corporation or equity holders of such other entity that are sufficient to elect a majority of the directors of such corporation or managers of such other entity, and the words “Controlled by”, “Controlling” and similar words have corresponding meanings; provided that a Person or group of Persons who Control a corporation or other entity shall be deemed to Control a corporation or other entity which is Controlled by such corporation or such other entity and so on;
(e) “Conversion Notice” means the notice substantially in the form attached as Schedule “C” hereto whereby the Holder gives notice to the Corporation that the Holder wishes to exercise its right to convert this Debenture into Common Shares in accordance with Article 5 of this Debenture;
(f) “Conversion Price” means $4.163 per Common Share;
(g) “Conversion Right” means the right of the Holder to convert this Debenture into Common Shares in accordance with Article 5 of this Debenture;
(h) “Corporation” means BCH Ltd., a corporation having an office at Suite 500, 816 — 7th Avenue SW, Calgary, Alberta, T2P 1A1;

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(i) “Credit Agreement” means the credit agreement dated as of January 31, 2008 made among the Holder, as lender, and the Corporation, as borrower, and BCH Energy Brasil Servicos de Petroleo Ltda., as guarantor, together with any amendments to, or replacements of or substitutions for such credit agreement;
(j) “Credit Documents” means the Credit Agreement, together with any and all promissory notes, loan agreements, credit agreements, evidences of indebtedness and other credit documents evidencing or securing the Indebtedness, and, together with any amendments to, substitutions for, additions to, replacements of, extensions or renewals of such promissory notes, loan agreements, credit agreements, evidences of indebtedness and other credit documents;
(k) “Date of Conversion” means, at the time upon which the Holder exercises the Conversion Right, the date of conversion specified in the Conversion Notice delivered by the Holder to the Corporation;
(l) “Debenture” means this debenture, together with any supplements to, amendments to, substitutions for, additions to, replacements of or renewals of this debenture;
(m) “Event of Default” shall have the meaning attributed to such term in the Credit Agreement;
(n) “Expenses” means any and all costs and expenses incurred by or on behalf of the Holder in recovering all or any portion of the Indebtedness, in enforcing the security constituted by this Debenture or in exercising or pursuing any of the rights or remedies of the Holder under this Debenture including, without limitation, the costs and expenses incurred by any consultants appointed pursuant to this Debenture and the costs and expenses incurred in connection with the repossession, holding, repairing, processing, preparing for disposition and disposing of any of the Secured Property (including, without limitation, legal costs as between a solicitor and his own client) together with interest thereon calculated at the rate and in the manner described in the Credit Agreement;
(o) “Holder” means Allis-Chalmers Energy Inc., a corporation having an office at 5075 Westheimer, Suite 890, Houston, Texas, 77056;
(p) “Indebtedness” means all and every indebtedness, liability and obligation (present and future, direct or indirect, absolute or contingent, joint or several, matured or not) of the Corporation to the Holder arising under the Credit Agreement and/or this Debenture including, without limitation, the Principal Sum, together with interest thereon calculated at the rate and in the manner described in the Credit Agreement, and together with the Expenses and including, without limitation, the indebtedness, liabilities and obligations arising under, out of or in connection with any of the Credit Documents or this Debenture;
(q) “Material Contracts” means the drilling rig and service rig lease and service contracts described in Schedule “B” to this Debenture, together with any amendment thereto, substitutions for, additions thereto, replacements of, extensions or renewals of such drilling rig and service rig lease and service contracts;

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(r) “Officer’s Certificate” means a certificate signed by the President, the Chief Executive Officer, the Chief Financial Officer, the Secretary, the Treasurer or any Vice President of the Corporation;
(s) “Permitted Liens” shall have the meaning attributed to such term in the Credit Agreement;
(t) “Person” means and includes any natural person, corporation, limited partnership, general partnership, joint stock company, association, company, limited liability company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, any governmental authority and the heirs, executors, administrators or other legal representatives of a natural person, as the case may be;
(u) “Pledged Rigs” means the drilling rigs, the service rigs and the related equipment described in Schedule “A” to this Debenture together with any drilling rigs, service rigs and related equipment which the Corporation may acquire on or after the date of this Debenture;
(v) “Principal Sum” means the sum of $40,000,000;
(w) “Secured Property” means, collectively, the present and after-acquired real and personal property of the Corporation, the Pledged Rigs and the other assets, rights and undertaking described in Section 3.1 of this Debenture;
(x) “Senior Indebtedness” shall have the meaning attributed to such term in the Credit Agreement;
(y) “Subordination Agreement” shall have the meaning attributed to such term in the Credit Agreement; and
(z) “Time of Expiry” means the later of: (i) December 31, 2009, and (ii) the 30th day following receipt of the Valuation (as defined in the Credit Agreement) by the Holder in accordance with Option and Governance Agreement (as defined in the Credit Agreement).
1.2 Words importing the singular number only in this Debenture shall include the plural number and vice versa and words importing one gender only in this Debenture shall include all genders and words importing persons in this Debenture shall include individuals, partnerships, corporations, government bodies and any other entities, legal or otherwise.
1.3 The headings used in this Debenture are for ease of reference only and shall not affect the meaning or the interpretation of this Debenture.
1.4 The following Schedules are attached to this Debentures and incorporated herein by reference:

Schedule “A”	Pledged Rigs

Schedule “B”	Material Contracts

Schedule “C”	Conversion Notice

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ARTICLE II — COVENANT TO PAY INDEBTEDNESS
2.1 For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Corporation, the Corporation hereby covenants to pay the Indebtedness to the Holder in accordance with the terms and conditions set out in the Credit Agreement and this Debenture.
2.2 All of the moneys payable by the Corporation to the Holder in accordance with Section 2.1 of this Debenture shall be paid without any deductions, set-offs, defences or counterclaims, in lawful money of the United States of America, at the Holder’s office described in Section 1.1(o) of this Debenture or at such other place as the Holder may designate in writing.
2.3 Notwithstanding anything to the contrary contained in this Debenture, the Corporation acknowledges and agrees that no repayment or prepayment of the Indebtedness (in part or in full) by or on behalf of the Corporation will be permitted without the prior written consent of the Holder or, in the case of the occurrence of an Event of Default, the prior written demand or notice by the Holder.
ARTICLE III — SECURITY FOR INDEBTEDNESS
3.1 As security for the payment of the Indebtedness and the performance of the covenants and agreements of the Corporation contained in the Credit Documents and this Debenture, subject to the Permitted Liens, the Corporation hereby grants, assigns, transfers, mortgages and charges in favour of the Holder, as and by way of a fixed and specific mortgage and charge, and the Corporation hereby grants in favour of the Holder a security interest in, all of the Corporation’s right, title and interest in and to the Corporation’s present and after-acquired real and personal property including, without limitation, the Pledged Rigs and all assets, rights and undertaking of every nature and kind, now owned or subsequently acquired and at any time and from time to time existing or in which the Corporation has or acquires rights or the power to transfer rights, wherever situate.
3.2 The Corporation hereby agrees with and acknowledges to the Holder that:
(a) the Corporation intends the security interests described in Section 3.1 of this Debenture to attach to the Corporation’s existing property immediately upon the execution and delivery of this Debenture;
(b) the Corporation intends the security interests described in Section 3.1 of this Debenture to attach to the Corporation’s after-acquired property immediately upon the Corporation acquiring an interest or rights in such after-acquired property; and
(c) value has been given for the security interests described in Section 3.1 of this Debenture.
3.3 The Corporation hereby agrees with and acknowledges to the Holder that:

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(a) nothing contained in this Debenture shall render or constitute the Holder liable or obligated to perform any of the liabilities, obligations or covenants of the Corporation under or in respect of any of the contracts or agreements forming part of the Secured Property (including, without limitation, the Material Contracts) and the Corporation hereby agrees to indemnify the Holder against and hold the Holder harmless from any and all claims, losses, damages or costs, including legal costs as between a solicitor and his own client, incurred or suffered by the Holder arising out of or in connection with such contracts and agreements (including, without limitation, the Material Contracts);
(b) the mortgages, charges and security interests described in Section 3.1 of this Debenture shall not extend or apply to the last day of the term or the renewal term of any lease, whether oral or written, now held or hereafter acquired by the Corporation provided that whenever the security constituted by this Debenture becomes enforceable, the Corporation shall thereafter stand possessed of such last day and shall hold such last day in trust for any person who may acquire all or any part of the term or the renewal term of such lease in the course of any enforcement of the security constituted by this Debenture or any realization of the Secured Property;
(c) at any time after the occurrence and during the continuance of an Event of Default, the Holder shall be entitled to deliver to any third party debtors of the Corporation a notice of the assignment of moneys and other accounts set out in Section 3.1 of this Debenture; and
(d) until the security constituted by this Debenture becomes enforceable, the Corporation shall be entitled to possess, operate, manage, use, enjoy and deal with the Secured Property in the ordinary course of business of the Corporation and to enforce all of the benefits, advantages and powers under the Secured Property subject to the terms and conditions of this Debenture.
3.4 Subject to Article 6 of this Debenture, all moneys collected or received by the Holder pursuant to or in the exercise of any right it possesses with respect to the Secured Property shall be applied on account of the Indebtedness in such manner as the Holder deems best or, at the option of the Holder, may be held unappropriated in a collateral account or released to the Corporation, all without prejudice to the liability of the Corporation or the rights of the Holder and any such surplus shall be accounted for as required by law.
3.5 The Corporation hereby acknowledges and agrees that in the event it amalgamates with any other corporation or corporations it is the intention of the Corporation and the Holder that the term “Corporation” when used herein shall apply to the amalgamated corporation, such that this Debenture shall secure the indebtedness of the Corporation to the Holder at the time of amalgamation and any indebtedness of the amalgamated corporation to the Holder thereafter arising. The security constituted by this Debenture shall attach to all of the “Secured Property” owned by the Corporation at the time of amalgamation, and shall attach to any “Secured Property” thereafter owned or acquired by the amalgamated corporation when such becomes owned or is acquired.

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3.6 Subject to the provisions of this Debenture and except as required by law, the Holder shall have no liability, obligation or responsibility of any kind whatsoever to the Corporation with respect to the Secured Property. Without restricting the generality of the foregoing, the Holder shall not be obligated to the Corporation to inspect the Secured Property and the Holder shall not be liable or responsible to the Corporation for the performance of any obligation of or default by the Corporation or any other person whatsoever, any failure to construct, complete, protect or insure the Secured Property or any part thereof, or the payment of costs of labour, materials or services supplied for the construction or operation of the Secured Property.
3.7 The Holder shall have and hold the Secured Property subject to the terms, conditions, covenants and agreements set forth in this Debenture.
ARTICLE IV — FURTHER SECURITIES
4.1 The Corporation shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, mortgages, transfers and assurances in law as the Holder shall reasonably require for better mortgaging, charging, assigning, encumbering and securing in favour of the Holder all of the property and assets of the Corporation which are mortgaged or charged by this Debenture, which are intended to be mortgaged or charged by this Debenture or which the Corporation may hereafter become bound to mortgage or charge in favour of the Holder.
4.2 In order to give effect to the intentions expressed in Section 3.1 of this Debenture and without restricting the generality of Section 4.1 of this Debenture, the Corporation hereby covenants and agrees that the Corporation shall, from time to time when required by the Holder, execute and deliver to the Holder:
(a) supplemental or collateral security documents or security agreements creating valid and enforceable mortgages, charges or security interests in the Secured Property, in a form registerable in Brazil and substantially similar to the form of documents or agreements which were granted by the Corporation for the benefit of the Senior Lenders as security for the Senior Indebtedness and which were registered in Brazil; and
(b) supplemental or collateral security documents or security agreements, in such form as the Holder may require, whereby the Corporation mortgages, charges and assigns in favour of the Holder, and grants to and in favour of the Holder a security interest in, any portion of the Secured Property which the Holder wishes to identify in greater detail from time to time.
4.3 The Corporation shall not, except with the prior written consent of the Holder or unless otherwise permitted under the Credit Documents, grant, create, assume or permit to exist any mortgage, pledge, charge, assignment, security interest, lien or other security, whether fixed or floating, on any portion of the Secured Property, other than the Permitted Liens. Any such mortgage, pledge, charge, assignment, security interest, lien or other security, other than the Permitted Liens, granted by the Corporation to any person with the prior written consent of the Holder shall contain a provision stating that the rights of such person under such mortgage, pledge, charge, assignment, security interest, lien or other security are postponed to the rights of the Holder under this Debenture and under any other security held by the Holder in respect of all or any portion of the Indebtedness. Such postponement shall apply notwithstanding the dates upon which any moneys are advanced by the Holder to or for the benefit of the Corporation.

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ARTICLE V — CONVERSION OF DEBENTURE
5.1 Subject to this Article 5, the Holder shall have the right, at the Holder’s option, at any time until the Time of Expiry, to convert the whole (but not a part) of the Principal Sum into fully paid up and non-assessable Common Shares at the Conversion Price in effect on the Date of Conversion. Notwithstanding anything to the contrary contained in this Debenture, the Corporation acknowledges and agrees that no conversion, redemption or retirement of this Debenture (in part or in full) by or on behalf of the Corporation will be permitted without the prior written consent of the Holder or the giving of the Conversion Notice in accordance with this Debenture.
5.2 The number of Common Shares to be issued to the Holder upon the conversation of this Debenture shall be equal to the maximum number of Common Shares into which the Principal Sum may be converted in accordance with this Article 5. Fractional interests in Common Shares shall be dealt in the manner set out in Section 5.5 of this Debenture.
5.3 If the Holder wishes to convert this Debenture into Common Shares, then the Holder shall surrender this Debenture to the Corporation at its registered office together with the Conversion Notice attached as Schedule “C” hereto duly executed by the Holder or its attorney duly appointed by an instrument in writing and executed in a manner satisfactory to the Corporation (acting reasonably). Upon the Holder exercising the Conversion Right in such manner, the Holder or its nominee shall be entitled to be entered in the books of the Corporation as at the Date of Conversion (or such later date as is specified in this Section 5.3) as the holder of the number of Common Shares into which this Debenture is convertible in accordance with the provisions of this Article 5 and, as soon as is practicable thereafter, the Corporation shall deliver to the Holder or its nominee a certificate or certificates for such Common Shares. For the purposes of this Article 5, if this Debenture is surrendered for conversion, then this Debenture shall be deemed to have been surrendered on the Date of Conversion. If this Debenture is surrendered for conversion on a day on which the register of Common Shares is closed, then the Holder or its nominee shall become the holder of record of such Common Shares as at the date on which such register is next reopened.
5.4 The Conversion Price in effect on any given date shall be subject to adjustment from time to time as follows:
(a) If, at any time prior to the Time of Expiry, the Corporation shall: (i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares; (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of Common Shares; or (iii) issue Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, then the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares by way of a stock dividend, as the case may be, shall, in the case of the events referred to in Sections 5.4(a)(i) and (iii) of this Debenture, be decreased in proportion to the number of outstanding Common Shares resulting from such subdivision,

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redivision or dividend or shall, in the case of the events referred to in Section 5.4(a)(ii) of this Debenture, be increased in proportion to the number of outstanding Common Shares resulting from such reduction, combination or consolidation. Such adjustment shall be made successively whenever any event referred to in this Section 5.4(a) shall occur and any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under this Article 5.
(b) If, at any time prior to the Time of Expiry, the Corporation issues Common Shares (or securities convertible into or exchangeable for Common Shares) at an issue price less than 100% of the Conversion Price in effect on the date of such issuance, then the Conversion Price shall be adjusted immediately after such date of issuance so that the Conversion Price equals such issue price. Such adjustment shall be made successively whenever such event occurs.
(c) If, at any time prior to the Time of Expiry, the Corporation fixes a record date for the issuance of rights or warrants (whether to holders of Common Shares or third parties) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at an exercise price less than 100% of the Conversion Price in effect on such record date, then the Conversion Price shall be adjusted immediately after such record date so that the Conversion Price equals such exercise price. Such adjustment shall be made successively whenever such record date is fixed. To the extent that all such rights or warrants are not issued or all such rights or warrants are not exercised prior to the expiration thereof and to the extent that this Debenture has not been converted, then the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed.
(d) If, at any time prior to the Time of Expiry, there is a reclassification of the Common Shares or a capital reorganization of the Corporation or a consolidation, amalgamation or merger of the Corporation with or into any other corporation, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other corporation, trust, partnership or other entity, then the Holder shall be entitled to receive and shall accept, in lieu of the number of Common Shares to which the Holder is entitled to acquire hereunder, the number of shares or other securities or property of the Corporation or of the corporation, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that the Holder would have been entitled to receive on such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance if, on the record date or the effective date thereof, as the case may be, the Holder had been the registered holder of the number of Common Shares into which this Debenture is convertible.
(e) In circumstances where this Section 5.4 requires that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event provided that the Corporation shall deliver to the Holder an appropriate instrument evidencing the Holder’s right to receive such additional Common Shares upon the occurrence of such event and the right to receive distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date as the Holder would, but for the provisions of this Section 5.4(e), have become the holder of record of such additional Common Shares.

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(f) The adjustments described in this Section 5.4 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under this Section 5.4 provided that, notwithstanding this Section 5.4, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect and provided that any adjustments which by reason of this Section 5.4(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
(g) In the event of any question arising with respect to an adjustment described in this Section 5.4, such question shall be conclusively determined by a nationally recognized firm of chartered accountants appointed by the Corporation (who may be the auditors of the Corporation) and such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Holder.
For greater certainty, the aggregate Conversion Price applicable to all Common Shares to be issued to the Holder upon the conversion of this Debenture shall not exceed the Principal Sum.
5.5 The Corporation shall not be required to issue fractional Common Shares upon the exercise of the Conversion Right. If any fractional interest in a Common Share would, except for the provisions of this Section 5.5, be deliverable upon the exercise of the Conversion Right, then such fractional interest shall be eliminated by rounding such fractional interest up or down, as the case may be, to the nearest whole Common Share. A fractional interest equal to 0.50 shall be rounded up.
5.6 The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon the exercise of the Conversion Right, such number of Common Shares as shall then be issuable upon the exercise of the Conversion Right. The Corporation covenants that all Common Shares issued upon the exercise of the Conversion Right shall be duly and validly issued as fully paid and non-assessable shares.
5.7 The Corporation shall from time to time promptly pay or make provision for the payment of any and all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax or security transfer tax, if any) which shall be payable by the Corporation with respect to the issuance and/or delivery of Common Shares to the Holder upon the exercise of the Conversion Right.
5.8 The Corporation shall, from time to time, immediately after the occurrence of any event which requires an adjustment to the Conversion Price as provided in Section 5.4 of this Debenture, deliver an Officers’ Certificate to the Holder specifying the nature of the event requiring such adjustment and the amount of such adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of such adjustment specified therein shall, subject to Section 5.4(g) of this Debenture, be conclusive and binding on the Holder and the Corporation.

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5.9 So long as this Debenture or any portion of the Indebtedness remains outstanding, the Corporation shall give to the Holder, in the manner provided in Section 13.7 of this Debenture, written notice of the Corporation’s intention to fix a record date for any event described in Sections 5.4(a), (b), (c) or (d) of this Debenture (other than the subdivision, redivision, reduction, combination or consolidation of its Common Shares) which may give rise to an adjustment to the Conversion Price and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given, in each case, not less than 10 Business Days prior to such applicable record date.
ARTICLE VI — SUBORDINATION OF DEBENTURE
6.1 To the extent and in the manner set forth in this Article 6 and the Subordination Agreement, the Indebtedness shall be subordinate to the prior payment in full of all Senior Indebtedness, whether now outstanding or hereafter incurred. The Holder shall be bound by the subordination provisions set out in this Article 6 and the Subordination Agreement.
6.2 Subject to the payment in full of the Senior Indebtedness, to the extent that the Corporation has made payment or distribution of assets to holders of the Senior Indebtedness, the Holder shall be subrogated to the rights of the holders of the Senior Indebtedness to receive payments or distributions of assets of the Corporation made on the Senior Indebtedness, until the Indebtedness owing under this Debenture has been paid in full and no such payments or distributions to the Holder of cash, property or securities which otherwise would be payable or distributable to the holders of the Senior Indebtedness shall, as between the Corporation, its creditors, the holders of the Senior Indebtedness and the Holder, be deemed to be a payment by the Corporation to or on account of the Senior Indebtedness, it being understood that the provisions of this Article 6 are and are intended solely for the purpose of defining the relative rights of the Holder on the one hand, and the holders of the Senior Indebtedness, on the other hand.
6.3 Nothing contained in this Article 6 or elsewhere in this Debenture or in the Subordination Agreement is intended to or shall impair, as between the Corporation and the Holder, the obligation of the Corporation, which is absolute and unconditional, to pay the Indebtedness to the Holder as and when the Indebtedness shall become due and payable in accordance with this Debenture, nor shall anything herein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Debenture, subject to the rights of the holders of the Senior Indebtedness under the Subordination Agreement. Nothing contained in this Article 6 or elsewhere in this Debenture or in the Subordination Agreement, shall affect the obligation of the Corporation to make, or prevent the Corporation from making, at any time, payment of the Indebtedness except:
(a) during the pendency of any dissolution, winding-up or liquidation of the Corporation or reorganization proceedings affecting the affairs of the Corporation; and
(b) if the Corporation is in default with respect to the Senior Indebtedness or if such payment would result in a default under the Senior Indebtedness.

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6.4 No right of any present or future holder of the Senior Indebtedness to enforce subordination as provided in this Article 6 and the Subordination Agreement shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation with the terms, provisions and covenants of this Debenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.
6.5 For purposes of this Article 6, the words “cash, property or securities” shall be deemed not to include securities of the Corporation issued pursuant to Article 5 of this Debenture upon the exercise of the Conversion Right.
ARTICLE VII — GENERAL REPRESENTATIONS AND WARRANTIES
7.1 The Corporation hereby represents and warrants to the Holder as follows:
(a) the Corporation has been duly incorporated and organized and is validly existing under the laws of the Province of Alberta;
(b) the Corporation has full power and authority to enter into and perform all of its obligations under this Debenture;
(c) the execution, delivery and performance by the Corporation of this Debenture have been duly and validly authorized by all necessary corporate action of the Corporation and this Debenture, when executed and delivered to the Holder, shall be a valid and binding obligation of the Corporation enforceable in accordance with its terms;
(d) the execution of this Debenture and the performance of the obligations under this Debenture by the Corporation shall not violate or constitute a default under any provision of law, any order of any court or other agency of government, the constituting documents of the Corporation, any shareholders’ agreement applicable to the Corporation, or any agreement or instrument to which the Corporation is a party or by which the Corporation or its properties or assets are bound;
(e) the Corporation is not a reporting issuer in any jurisdiction;
(f) the Corporation is a “private issuer” as such term is defined in Section 2.1(1) of National Instrument 45-106 — Prospectus and Registration Exemption; and
(g) with respect to the Material Contracts;
(i)	each of the Material Contracts is valid, subsisting and in good standing;

(ii)	the copies of each of the Material Contracts provided by the Corporation to the Holder are true and complete copies of each of the Material Contracts;

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(iii)	there are no subsisting or unremedied breaches of default of a material nature under or in respect of any of the Material Contracts; and

(iv)
other than in favour of the holders of the Senior Indebtedness, the Corporation has not assigned, mortgaged or encumbered in favour of any party any of the Material Contracts, nor any of the rights or benefits of the Corporation under any of the Material Contracts.

7.2 The Corporation hereby agrees to indemnify the Holder against and hold the Holder harmless from any and all claims, losses, damages or costs, including legal costs as between a solicitor and his own client, incurred or suffered by the Holder arising out of or in connection with any representation or warranty set forth in Section 7.1 of this Debenture being incorrect or breached.
ARTICLE VIII — GENERAL COVENANTS
8.1 The Corporation hereby covenants and agrees with the Holder that, so long as the Principal Sum or any other portion of the Indebtedness is outstanding, the Corporation shall:
(a) repay the Principal Sum, together with interest, in accordance with the Credit Agreement;
(b) pay to the Holder immediately upon demand any and all charges, expenses and costs, including legal costs as between a solicitor and his own client, incurred by the Holder in preparing, registering or enforcing this Debenture, in connection with the collection of moneys under this Debenture and in connection with any other matter or thing related to this Debenture;
(c) promptly deliver to the Holder copies of any notices that are delivered or otherwise provided to the Corporation under the Material Contracts or any of them;
(d) execute all documents and do all things which, in the opinion of the Holder or its legal counsel, are necessary or advisable to make this Debenture valid and enforceable in accordance with its terms; and
(e) observe and perform all covenants, agreements, terms and conditions of the Credit Documents, this Debenture and the Material Contracts.
8.2 The Corporation hereby covenants and agrees with the Holder that, so long as the Principal Sum or any other portion of the Indebtedness is outstanding, the Corporation shall not, except with the prior written consent of the Holder or unless otherwise permitted under this Debenture or the Credit Documents:
(a) grant, create, assume or permit to exist any mortgage, pledge, charge, assignment, security interest, lien, lease or other security, whether fixed or floating, upon any of the Secured Property, other than the Permitted Liens;
(b) sell, transfer, assign or otherwise dispose of all or any portion of the Pledged Rigs or any legal or beneficial interest therein;

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(c) give effect to or approve any actions or events which are described in Sections 5.3 (a), (b), (c) or (d) of this Debenture; or
(d) declare, give effect to or approve any dividends or distributions of assets of the Corporation to all or any holders of Common Shares.
8.3 Subject to the rights of the holders of the Permitted Liens, the Holder shall be entitled, at its option, to apply any insurance proceeds paid under the insurance policies applicable to the Secured Property in order to rebuild or repair the Secured Property or in order to reduce the Indebtedness or partly in order to rebuild or repair the Secured Property and partly in order to reduce the Indebtedness.
8.4 Subject to the Subordination Agreement, the Holder shall have the right to determine, at its sole discretion, whether moneys paid by or on behalf of the Corporation to the Holder pursuant to this Debenture are applied against the unpaid principal portion of the Indebtedness, against the unpaid interest portion of the Indebtedness, against other unpaid portions of the Indebtedness or against any combination of such unpaid portions.
8.5 If the Corporation fails to perform or comply with any of the agreements or covenants set forth this Debenture or in any of the Permitted Liens, then the Holder may, but shall not be obligated to, perform or comply with such agreements or covenants on behalf of the Corporation and any costs incurred by the Holder in order to perform or comply with such agreements or covenants shall form part of the Indebtedness and shall be payable to the Holder immediately upon demand.
ARTICLE IX — ENFORCEABILITY OF SECURITY
9.1 The Indebtedness shall become immediately due and payable and the security constituted by this Debenture shall become immediately enforceable upon:
(a) the occurrence and during the continuance of an Event of Default; or
(b) the occurrence and during the continuance of an event of default or a breach or failure to perform by the Corporation under any of the Material Contracts or any of the Permitted Liens and such event of default, breach or failure to perform, prejudices or, in the reasonable opinion of the Holder, would prejudice the rights of the Holder hereunder.
ARTICLE X — REMEDIES OF HOLDER
10.1 At any time after the security constituted by this Debenture becomes enforceable, the Holder shall be entitled to do one or more of the following (subject to the Subordination Agreement):
(a) enter upon any premises forming part of or at which the Secured Property may be located and take possession of the Secured Property pursuant to a seizure or self help or in such other manner as the Holder may determine;

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(b) sell, lease or otherwise dispose of all or any part of the Secured Property by public auction, public tender, private sale or by any other manner at such times and on such terms and conditions as the Holder may determine and it shall be lawful for the Holder to make such sale, either for cash or upon credit or partly for cash and partly upon credit, and with or without advertisement, and upon such reasonable conditions as to upset, reserve bid or price and as to terms of payment as the Holder may deem proper, and the Holder may also rescind or vary any contract of sale that may have been entered into and resell with or under any of the powers conferred hereunder and adjourn any such sale from time to time;
(c) with respect to all or any portion of the Secured Property:
(i)
carry on and manage the business and operations of the Corporation in respect of the Secured Property and any agreements forming part of the Secured Property (including, without limitation, the Material Contracts or any of them);

(ii)
receive the rents, incomes and profits of the Secured Property and, to the extent applicable, any agreements forming part of the Secured Property (including, without limitation, the Material Contracts or any of them);

(iii)
pay therefrom all expenses with respect to so completing the construction and development of the Secured Property and with respect to the maintenance, repair, protection and preservation of the Secured Property; and

(iv)	preserve, maintain, use and operate the Secured Property;
(d) as attorney or agent of the Corporation and in the name of the Corporation, exercise any of the rights, powers and discretions which under the terms of any of the agreements forming part of the Secured Property (including, without limitation, the Material Contracts or any of them) could be exercised by the Corporation with respect to such agreements;
(e) disburse any such moneys and incur any such expenses as the Holder reasonably deems necessary for the inspection, completion or repair of the Secured Property and for the payment of any costs and expenses related to environmental cleanup of the Secured Property or any part thereof or ensuring that the Secured Property is in compliance with any laws, regulations, ordinances, rules, codes, standards, directions, permits, licenses and authorizations establishing quality criteria or standards for air, water or land;
(f) commence and pursue proceedings in any court of competent jurisdiction for the sale or foreclosure of all or any part of the Secured Property;
(g) appoint, by written instrument, a receiver of all or any part of the Secured Property;
(h) commence and pursue proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Secured Property;

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(i) commence and pursue proceedings in any court of competent jurisdiction for payment and judgment in the sum of the Indebtedness including, without limitation, payment of any portion of the Indebtedness remaining unpaid after the Secured Property has been sold by the Holder and the proceeds of such sale have been applied against the Indebtedness;
(j) commence and pursue proceedings in any court of competent jurisdiction for a specific performance by the Corporation of any terms, covenants or conditions under this Debenture which the Corporation has failed to observe or perform;
(k) purchase the Secured Property or any part thereof from any receiver of the Secured Property provided that the purchase price payable for any portion of the Secured Property purchased by the Holder shall be reasonable under the circumstances and provided that the Corporation shall remain liable to the Holder for the balance of the Indebtedness after applying the net sale proceeds paid by the Holder in respect of the purchase of any portion of the Secured Property; and
(l) exercise any other rights, powers or remedies authorized or permitted under this Debenture or available to the Holder in law or in equity.
10.2 The Corporation hereby irrevocably appoints the Holder or any representative of the Holder designated in writing by the Holder to be the attorney of the Corporation in order to execute any deeds, transfers, conveyances, assignments or documents in the name and on behalf of the Corporation which the Corporation should have executed under this Debenture, in order to take any actions in the name and on behalf of the Corporation which the Corporation should have taken under this Debenture and in order to enforce or realize upon the security constituted by this Debenture. This power of attorney shall be deemed to be a power coupled with an interest.
10.3 Without restricting the generality of Section 10.2 of this Debenture, the Corporation hereby irrevocably appoints the Holder or any representative of the Holder designated in writing by the Holder to be the attorney of the Corporation in order to sell all or any part of the Secured Property and to deliver good and sufficient title to the Secured Property and any such sale shall be a perpetual bar in law and in equity against the Corporation and all persons claiming all or any part of the Secured Property from, through or under the Corporation provided that, in the case of real property, such sale shall be completed pursuant to an order of a court of competent jurisdiction in the Province of Alberta and provided that, in the case of personal property, such sale shall be completed pursuant to an order of a court of competent jurisdiction in the Province of Alberta or pursuant to the Personal Property Security Act (Alberta). This power of attorney shall be deemed to be a power coupled with an interest.
10.4 The remedies, rights and powers of the Holder pursuant to this Debenture and any other security held by the Holder in respect of the Indebtedness are cumulative and not alternative and are not in substitution for any other remedies, rights or powers of the Holder. No exercise of or failure to exercise any remedies, rights or powers of the Holder and no delay or omission in such exercise shall exhaust such remedies, rights or powers or be construed as a waiver of any of them.

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10.5 The Corporation hereby acknowledges that if a stay of proceedings is issued against the Corporation pursuant to the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangements Act (Canada) or otherwise, the Holder would be irreparably harmed and materially prejudiced if any proceeds of the Secured Property were used for any purpose other than the repayment of the Indebtedness and the Corporation hereby acknowledges and agrees that any proceeds of the Secured Property received by the Corporation while such stay is in effect shall be received by and held by the Corporation in trust for the Holder.
ARTICLE XI — APPOINTMENT OF RECEIVER
11.1 Unless otherwise provided in the instrument or court order appointing a receiver in accordance with Section 10.1 of this Debenture, such receiver shall have the following powers:
(a) the power to carry on and operate or concur in carrying on and operating the business and undertaking of the Corporation and the Secured Property;
(b) the power to borrow or raise money for such purposes and in such manner as the Holder may determine;
(c) the power to deal with creditors and debtors of the Corporation including, without limitation, the power to commence and discontinue legal proceedings and the power to enter into or approve settlements and arrangements; and
(d) the power to exercise any of the remedies, rights and powers of the Holder described in this Debenture.
11.2 Without restricting the generality of Section 11.1 of this Debenture:
(a) the Holder may from time to time fix the reasonable remuneration of every such receiver and may direct the payment thereof (in priority to the Holder), out of the Secured Property and the rents, profits, revenues and income therefrom or the proceeds thereof;
(b) the Holder may from time to time require any receiver to give security for the performance of his duties as such receiver and may fix the nature and amount thereof, but the Holder shall not be bound to require any such security from the receiver;
(c) every such receiver may, with the consent in writing of the Holder, borrow money for the purpose of maintaining, protecting or preserving the Secured Property or any part thereof, or for the purpose of carrying on the business of the Corporation, and any receiver may issue certificates (in this Section 11.2(c) called “Receiver’s Certificates”) for such sums as will, in the opinion of the Holder, be sufficient for obtaining security upon the Secured Property or any part thereof for the amounts from time to time so required by the receiver, and such Receiver’s Certificates may be payable either to order or to bearer and may be payable at such time or times, and shall bear such interest as the Holder may approve and the receiver may sell, pledge or otherwise dispose of such Receiver’s Certificates in such manner and may pay such commission on the sale thereof, as the Holder may consider reasonable, and the amounts from time to time payable by virtue of such Receiver’s Certificates shall form a charge upon the Secured Property in priority to the amounts secured under this Debenture;

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(d) except as may be otherwise directed in writing by the Holder, all moneys from time to time received by the receiver shall be paid over to the Holder to be held by it as part of the Secured Property; and
(e) the Holder may pay over to any receiver any moneys constituting part of the Secured Property to the extent that the same may be applied for the purposes hereof by such receiver, and the Holder may from time to time determine what funds the receiver shall be at liberty to keep on hand with a view to the performance of his duties hereunder as such receiver.
11.3 Any receiver appointed in accordance with Section 10.1 of this Debenture shall, in respect of any responsibility for his acts, be deemed to be the agent of the Corporation and the Holder shall not in any way be responsible for any acts or omissions of such receiver including negligence, misconduct or misfeasance.
11.4 Any receiver appointed by the Holder by instrument may be removed by the Holder and replaced by another receiver.
11.5 Nothing contained in this Debenture and nothing done by the Holder or any receiver shall render the Holder a mortgagee in possession or responsible as such.
11.6 The term “receiver” as used in this Debenture shall be construed as including a receiver manager, receivers and receiver managers.
ARTICLE XII — DISCHARGE OF DEBENTURE
12.1 Upon the payment by the Corporation to the Holder of the full amount of the Indebtedness (provided that the Holder is satisfied such payment does not constitute a fraudulent preference) or upon the conversion of this Debenture into Common Shares, the Holder shall, upon the written request and at the expense of the Corporation, deliver this Debenture to the Corporation and execute and deliver to the Corporation such deeds or other documents as shall be required to release and discharge this Debenture.
ARTICLE XIII — MISCELLANEOUS PROVISIONS
13.1 Neither the execution nor the registration of this Debenture shall obligate the Holder to advance the Principal Sum or any unadvanced portion of the Principal Sum.
13.2 Time shall be of the essence of this Debenture.
13.3 The Corporation shall, at the request of the Holder and at the expense of the Corporation, execute and deliver any further documents and do all acts and things as the Holder may reasonably require to carry out the true intent and meaning of this Debenture.
13.4 This Debenture shall enure to the benefit of the Holder and its successors and assigns and shall be binding upon the Corporation and its successors and permitted assigns.
13.5 Neither the Corporation nor the Holder shall be entitled to assign its rights or obligations under this Debenture to any Person without the prior written consent of the other party hereto.

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The Corporation hereby consents to (a) the assignment of the Holder’s rights and obligations under this Debenture to an Affiliate of the Holder, and (b) subject to the Subordination Agreement, the pledge or assignment (by way of security only) of the Holder’s rights under this Debenture to Royal Bank of Canada, as agent for the lenders of the Holder, or to any successor agent for such lenders provided that such successor agent and a majority of such lenders are nationally recognized financial or banking institutions.
13.6 This Debenture shall be governed by the laws of the Province of Alberta and the parties to this Debenture agree to irrevocably attorn to the jurisdiction of the courts of Alberta and agree that any proceedings taken in respect of this Debenture may be taken in such courts.
13.7 Any notice required to be given by the Holder under the terms of this Debenture (including, without limitation, the Conversion Notice) may effectively be given by the Holder by prepaid private courier or sent by telecopy or direct written electronic means to the Corporation at:
BCH Ltd.
Suite 500, 816 — 7th Avenue S.W.
Calgary, Alberta T2P 1A1
Attention: Craig F. Nieboer, CFO
Telecopy no.: (403) 213-9254
E-mail: cnieboer@brazalta.com
with a copy to:
Davis llp
Suite 1000, 250 — 2nd Street S.W.
Calgary, Alberta T2P 0C1
Attention: Trevor Wong-Chor
Telecopy no.: (403) 296-4474
E-mail: twong-chor@davis.ca
or at such other address, telecopier number or e-mail address as the Corporation may provide in writing to the Holder in lieu thereof.
13.8 Any provision of this Debenture which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Debenture and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
13.9 No term or provision of this Debenture may be amended except by an instrument in writing signed by the Corporation and the Holder.
13.10 The Holder may waive any breach by the Corporation of any of the provisions contained in this Debenture or any default by the Corporation in the observance or performance of any covenant, agreement or condition required to be kept, observed or performed by the Corporation under this Debenture provided that such waiver shall not be effective unless expressed in writing and provided that no act or omission by the Holder in respect of such breach or default shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or to affect the rights of the Holder resulting from such subsequent breach or default.

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13.11 Unless otherwise provided in this Debenture, any reference in this Debenture to dollars shall be to United States of America dollars.
13.12 Unless otherwise provided in this Debenture, all representations, warranties, indemnities, agreements and covenants set forth in this Debenture shall survive the execution of this Debenture.
13.13 No postponement or partial release or discharge of the mortgage, lien, charge or security interest created under and secured by this Debenture in respect of all or any portion of the Secured Property shall in any way operate or be construed as a release or discharge of the security constituted by this Debenture or as a release or discharge of the Corporation from its liability to the Holder to pay the Indebtedness due or remaining unpaid by the Corporation to the Holder.
13.14 The security constituted by this Debenture is in addition to, and not in substitution for, any other security now or hereafter held by the Holder.
13.15 The taking of any actions or proceedings or refraining from so doing, or any other dealing with any other security for the Indebtedness shall not release or affect the security constituted by this Debenture and shall not operate as a merger of the Indebtedness or any other security held by the Holder.
13.16 The security constituted by this Debenture shall not merge with or effect a merger of any other guarantees, indemnities or securities held by the Holder and the Holder shall be under no obligation to marshal in favour of the Corporation any securities, moneys or assets which the Holder may be entitled to receive.
13.17 In the event of any inconsistency between the provisions of this Debenture and the provisions of the Credit Documents, the provisions of the Credit Documents shall govern to the extent necessary to resolve such inconsistency.
13.18 The Corporation hereby authorizes the Holder to file such financing statements, financing change statements and other documents as the Holder may deem appropriate to perfect on an ongoing basis and continue the mortgage, charge and security interest created by this Debenture, and to protect and preserve the Secured Property and the Corporation hereby irrevocably constitutes and appoints the manager or acting manager from time to time of the herein mentioned branch of the Holder the true and lawful attorney of the Corporation, with full power of substitution, to do any of the foregoing in the name of the Corporation whenever and wherever it may be deemed necessary or expedient.

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13.19 If, for the purposes of obtaining judgment in any court, it is necessary to convert any portion of the Indebtedness due hereunder from one currency into another currency, then the Corporation agrees that the rate of exchange used shall be that at which in accordance with normal banking procedures the Holder could purchase such original currency with such other currency on the banking day preceding that on which final judgment is given or, if permitted by applicable law, on the date on which such judgment is paid or satisfied. The obligation of the Corporation in respect of any sum due in such original currency from it to the Holder under this Debenture shall, notwithstanding any judgment in any other currency, be discharged only to the extent that, on the banking day following receipt by the Holder, the Holder may in accordance with normal banking procedures purchase such original currency with such other currency. If the amount of such original currency so purchased is less than the sum originally due to the Holder in such original currency, then the Corporation hereby agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Holder against such loss and, if the amount of such original currency so purchased exceeds the sum originally due to the Holder in such original currency, then the Holder agrees to remit such excess to the Corporation.
13.20 The Corporation hereby acknowledges receipt of a copy of this Debenture, and waives its right to receive a copy of any financing statement or financing change statement registered by the Holder.
ARTICLE XIV — EXECUTION
14.1 This Debenture has been executed and issued by the Corporation in favour of the Holder as of the 31st day of January, 2008.

BCH LTD.

By:

Name:

Title:

(affix corporate seal)

SCHEDULE “A” TO DEBENTURE
Pledged Rigs
MATERIAL AGREEMENTS

Drilling Rig which Services Contract	Client		Contract #
BCH-01	Petrobras	Service:	2300.0031788.07.2
		Lease:	2300.0031786.07.2
BCH-02	Petrobras	Service:	2500.0031792.07.2
		Lease:	2500.0031791.07.2
BCH-04	Petrobras	Service:	2700.0031827.07.2
		Lease:	2700.0031824.07.2
BCH-05	Petrobras	Service:	2500.0031794.07.2
		Lease:	2500.0031793.07.2
BCH-03	Petrobras	Service:	2600.0037264.07.2
		Lease:	2600.0037263.07.2
Service Contracts are between Petrobras and BCH Energy do Brasil Servicos de Petroleo Ltda.
Lease Contracts are between Petrobras and BCH Ltd.

SCHEDULE “B” TO DEBENTURE
Description of Material Contacts
Current Rig Fleet:
BCH-01 — Kremco Superior 400 Trailer Mounted Rig Drilling Rig and all ancillary equipment
BCH-02 — IRI Cabot 2550 Drilling Rig and all ancillary equipment
SR101 — Cooper 500 — 5 Axle-Trailer Mounted Service Rig and all ancillary equipment
BCH-03 — Rostel Model 300 Single Drilling Rig and all ancillary equipment
BCH-04 — IRI 750 model 2042/160 750 hp, trailer mounted — Double Drilling Rig and all ancillary equipment
BCH-05 — Xtreme Diesel Electric Double Drilling Rig and all ancillary equipment
BCH-06 — Grandbow Industries Model JJ1351D 105’ telescopic Double Drilling Rig and all ancillary equipment

DRILLING RIG JR MACMILLAN (BCH-01)
Former: RIG-26
MANUFACTURER: KREMCO CANADA
MODEL: SUPERIOR 400 TRAILER MOUNTED RIG

DEPTH RATING

101.6 (mm), 4 (in.) drill pipe	:	1500 (m), 4921 (ft)

DRAWWORKS

Make	:	Superior
Model	:	400
Drilling line	:	25.4 (mm), 1 (in.) (EIPS)
Main brake	:	Band
Auxiliary brake	:	Parmac Hydromatic
Power	:	Caterpillar 3412 (630 hp)
Drive	:	Alison Torque Converter
Crown saver	:	Hitec Cathead

MAST

Type	:	Box telescope (free standing) (cable raise)
Height	:	34.14 (m) 112 (ft)
Make	:	Kremco
Gross nominal Capacity	:	146,780, (daN), 330 000 (lbs)
Static hook load rating	:	88,960 (daN), 200 000 (lbs)
Racking capacity (doubles)	:	153 x 101 mm, (4")pipe (doubles)

SUBSTRUCTURE

Make	:	Kremco
Type	:	One piece box
Casing capacity	:	88,960 (daN), 200 000 (lbs)
Set back capacity	:	66,720 (daN), 150 000 (lbs)

TRAVELLING EQUIPMENT

Block (ton)	:	BJ 150
Hook (ton)	:	BJ Unimatic 150
Block and hook model	:	BJ 6150
Swivel (ton)	:	National 200
Model	:	P200

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – sala 11/12	Rua dos Jasmins n° 01, Bairro Planalto II
Rio de Janeiro – RJ	Catu, Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012
Fax: 21 - 2588-8116

ROTARY TABLE

Make	:	National
Model	:	C-175
Opening size	:	444.5 (mm), 17-1/2 (in.)
Static load rating	:	226,796 (kg), 250 (ton)
Drive	:	Caterpillar 3406 (420 hp)

MUD PUMP NO. 1

Make	:	BPMMP - Baoji, China (to Continental Emsco design)
Model	:	F500
Type	:	Triplex
Displacement	:	0.5 - 2.2 (m3/min) (gpm)135-575 @ 165 SPM
Pressures	:	9.2 - 26.3 (mPa), 1340 to 3820 (psi)
Charge pump	:	Mission Magnum 5 in x 6 in centrifugal
Power	:	Caterpillar 3412 (600 hp)
Transmission	:	5-speed Allison 5960

MUD PUMP NO. 2

Make	:	BPMMP - Baoji, China (to Continental Emsco design)
Model	:	F500
Type	:	Triplex
Displacement	:	0.5 - 2.2 (m3/min), 135 - 575 (gpm) @ 165 spm
Pressures	:	9.2 - 26.3 (mPa), 1340 to 3820 (psi) spm
Charge pump	:	Demco 5 in x 4 in centrifugal
Power	:	Caterpillar 3412 (600 hp)
Transmission	:	5-speed Allison 5960

GENERATORS

Engines	:	Caterpillar D3406 DIT
Number	:	Three
Generators	:	210 KW (2x) / 300 KW (1x) - 460/220 V 60 Hz

MUD SYSTEM

Tank volume	:	64 (m3), 370 (bbl), (two tanks)
Shakers	:	Sweco LM 3
Degasser	:	Poorboy

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – sala 11/12	Rua dos Jasmins n° 01, Bairro Planalto II
Rio de Janeiro – RJ	Catu, Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012
Fax: 21 - 2588-8116

BOP SYSTEM

BOP stack	:	11 in Hydril GK 3M annular
11 in Shaffer 3M double gate
Accumulator	:	Hydril K8 454 (ltr), 120 (gal)
Choke manifold	:	Oilmaster 3M
Adjustable choke	:	Willis
Test pump	:	Hydratron

INSTRUMENTATION

Drilling recorder	:	3-pen Totco
Driller console	:	Hitec Cathead mini console
Inclinometer	:	Totco
Weight Indicator	:	MD Totco

HANDLING EQUIPMENT

Winch	:	Gearmatic hydraulic 2720 (kg), 3 (ton)
Manriding winch	:	IR46RJ Pneumatic
Kelly spinner	:	Foster hydraulic
Wireline winch	:	Gearmatic
Hydraulic Power Tongs	:	White Bear - 25,000 foot - pounds (3" - 5" in.)

FUEL TANK

Capacity	:	21 800 (ltr), 5760 (gal)

WATER TANK

Capacity	:	400 (ltr), 105 (gal)

BUILDINGS:

Change shack	:	20 ft container (modified)
Doghouse a/c (large)	:	20 ft container
Trailers	:	2x 40ft (offices, mess room)
2x 20ft (living quarters)
Geologist Lab	:	20 ft container

TUBULARS

Drill pipe	:	300 ea - 101.6 (mm), 4" (in.)
Grade E (H90 tool joints)

Drill collars	:	20 ea - 171.5 (mm), 6-3/4" (in.) spiral
20 ea - 120.6 (mm), 4-3/4" (in.)
03 ea - 196.9 (mm), 7.3/4" (in.)
07 ea - 171.5 (mm), 6.3/4"(in.)

Heavy Weight Drill pipe	:	14 ea - 127 (mm) - 5" (in.)

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – sala 11/12	Rua dos Jasmins n° 01, Bairro Planalto II
Rio de Janeiro – RJ	Catu, Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012
Fax: 21 - 2588-8116

DRILLING RIG BCH-JM2
Former: RIG-15

ITEM	DESCRIPTION

DRAWWORKS:	- IRI Cabot 2550
Horsepower Rating:	- 1200 H.P.
Maximum Hoisting Capacity:	- 337.5 T with 10 lines of 1-1/4"
Auxiliary Brake:	- Parmac V-80 Hydromatic
Crown Block Protection:	- Stewart - Stevenson

PRIME MOVER (DRAWWORKS):	- 2 Cat 3412 DITA
Output Horsepower rating:	- 600 H.P. each
Emergency Shut-down:	- Barber Type
(Pumps):	- 2 Cat D-399 TA
Output Horsepower:	- 1150 H.P. with Barber Type Shutdown

AIR COMPRESSORS:
Type:	- 1 - Quincy 350-21 (E) - Electric Powered
- 1 - Quincy 350-22 (E) - Electric Powered
Automatic:	- Yes -1 - Primary / 1 - Backup

ROTARY TABLE:	- Gardner Denver RT 27-1/2
Maximum Table Opening:	- 700 mm
Maximum Static Load:	- (222,500 daN)
Torque Gauge:	- Totco
RPM Gauge:	- Totco

DERRICK:	- IRI Telescoping
Static Hook Load w/ Lines of:	- 322 T with 10 lines (318,000 daN)
Racking Capacity:	- 145 STD with 5"
Clear Working Height:	- 38.7m (127 feet)
Wind Capacity (Bare Mast):	- 106 MPH
Wind Capacity (Full Set-back):	- 80 MPH

SUBSTRUCTURE:	- IRI Telescoping
Casing Load:	- 460 Ton (409,400 daN)
Minimum Clear Working Height:	- 4.15m (13.8 ft)
Set Back Capacity:	- 162 Ton (360,000 lbs) (162,200 daN)

TRAVELLING EQUIPMENT:
Crown Block:	- IRI 6 - 42" Sheaves
Hook Block:	- Emsco 350 T / 5 Sheaves (311,500 daN)
Links:	- BJ 350 T / 96" (311,500 daN, 2743 mm)
Swivel:	- Emsco LB 400 (Static Ratio mg 800,000 lb) (356,000 daN)

TOP DRIVE:
Manufacturer:	- TESCO
Model:	- 250 HMIS
Capacity:	- 250 Tons
Specs:	- Hydraulic Power Pack (475 HP)

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012	Tel.: 71 - 3641-9909
Fax: 21 - 2588-8116	Fax: 71 - 3641-9459

ITEM	DESCRIPTION

DRILLING LINE:
Drilling Line Diameter:	- 31.5 mm (1-1/4")
Type:	- IWRC - IPS
Strength Capacity:	- 71,000 daN (79.9T)

DEAD LINE ANCHOR:
Weight Indicator:	- Martin Decker
Hydraulic Sensor:	- Martin Decker
Line Scale Weight Indicator	- Cameron C

HYDRAULIC WINCH:
Type:	- Pull master PL8 (Hydraulic)
Load:	- 7000 Lbs: 3115 daN
No:	- Two

MUD PUMP:
No/Make/Model/Type — Pumps:	- 2 - Gardner Denver PZ9 Triplex
Power Rating:	- Pump- 750 kw (1000 H.P.) Each Engine Rating Caterpillar D-399c/w torque converter (1150 H.P.)
Maximum Strokes / Minute:	- 120
Maximum Working Pressure:	- Lesser of 80% of Liner Rating or Published Pressure
Liner Size Available:	- 6", 6-1/2"
Suction Pulsation Dampener:	- No
Discharge Pulsation Dampener:	- Continental Emsco 10 Gallon Lower Case 5000 psi on each Pump
Charge Pump (Centrifugal):	- Mission 5 x 6

MUD TANKS:
Active Tank Volume:	- 180 m3 (1110 bbl)
Premix Tank:	- 48 m3 (400 bbl)
Trip Tank:	- 3.5 m3 (22 bbl)
Agitators:	- 5 - Norgear Model 800SW- 20 H.P.
Mud Guns:	- Low Pressure for each Compartment

Desilter:	- Swaco 12- 4" Cones
Degasser:	- Roll'n Atmospheric 20" (500 mm Dia.)
Centrifuge Machine:	- Swaco Model 1828
Shale Shakers:	- 3 - Swaco Linear
Centrifugal Pumps:	- Mission Style
Type:	- 6" x 8" and 2"x3"
Capacity:	- Various as per application
Number:	- Seven

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012	Tel.: 71 - 3641-9909
Fax: 21 - 2588-8116	Fax: 71 - 3641-9459

ITEM	DESCRIPTION

LIGHT PLANTS:
Generators Available, (Rating-KW)	- 2-CAT-3412 DITA 680 KW
Lighting available for:	- Location Lighting and Wellsite Module
Both for rig:	- For Rig and Wellsite Accommodation
Voltage:	- 480 Volts w/ Transformer to 220v / 110v

TUBULARS:

Drill Pipe:
- 288 Joints of 5 inch 19.5 Ib per ft Grade S135 c/w 4 1/2 inch IF tool joints

- 144 Joints of 5 inch 19.5 Ib. per ft Grade E c/w 4 1/2 inch IF tool joints

- 360 Joints of 3 1/2 inch 13.3 Ib per ft. Grade G105 c/w 3 1/2 inch IF tool joints

- 8-5 inch pup Joints of assorted lengths c/w 4 1/2 inch IF tool joints

- 15 Joints of 5 inch HEVI- WATE drill pipe c/w 4 1/2 inch IF connections

Drill Collars:

- 3-9 inch Spiral drill collars with 7 5/8 REG connections

- 9-8 inch Spiral drill collars with 6 5/8 inch REG connections

- 11-7 inch Spiral drill collars with 4 1/2 inch IF connections

- 12-6 1/2 inch Spiral drill collars with 4 1/2 inch IF connections

- 30-6 1/4 inch Spiral drill collars with 4 1/2 inch IF connections

- 21-4 3/4 inch Spiral drill collars with 3 1/2 inch IF Connections

Drilling Subs:

- 70 subs

Fishing Tools:

- Tool inventory (inventory on request)

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012	Tel.: 71 - 3641-9909
Fax: 21 - 2588-8116	Fax: 71 - 3641-9459

ITEM	DESCRIPTION

BLOW OUT PREVENTION EQUIPMENT:

Annular Preventer:	- 1-11 inch 5000 psi Hydril Annular Preventer
Ram Preventers:	- 1-11 inch 5000 psi Shaffer double Ram Preventer
- 1-11 inch 5000 psi Shaffer single Ram Preventer:
Drilling Spool:	- 1-11 inch 5000 psi drilling spool c/w 2- 4 1/16 5000 psi outlets
Choke Manifold:	- 1-5000 psi choke manifold c/w one manual and one auto choke with console
Accumulator:	- Valvcon 130 Gallon 6 station

AUXILIARY TOOLS & INSTRUMENTS:
1. Automatic Drill Recorder	- Martin Decker 5 Pen
2. Single shot Drift Recorder	- Totco 7°
3. Wire-line Unit (Hydraulic):	- 0.092 Line Rated for4570m / (15,000 ft)
4. High Pressure Wash Gun (Pump):	- CAT w/ 3 H.P. Electric Motor
5. Sump Pump:	- FLYGT 4" (Electric)
6. Kelly Spinner:	- Foster 77 (Mckinney)
Kelly Bushing:	- Varco HDP Hex
7. Drill Pipe Spinner:	- Varco SSW 10
8. Rotary Hose:	- Goodall 55' x 3' ID x min 5000PSI Working Pressure
9. Portable Rig Matting	- Yes - 6" Thick, 8 ft wide, various lengths
10. Kelly:	- 5-1/4" Hex - 40 ft long
Kelly Drive Bushing:	- Pin Drive
11. Fuel Tanks, One tank at rig	- 40,000 liter / Tank
12. Fuel Pumps:	- 2- Electric Powered
13. Water Tanks, (Drilling Water Rig Storage):	- 1 Hydormatic Tank
- 2-Water Storage Tanks
- 1-Rig Water Tank
Water Pumps:	- 2-3" Jacuzzi (Electric Powered)
- 2-120 Barrel water transport tanks skid mounted
14. Hand Tools:	- Complete set for rig, mechanic and electrician
15. One (1) Derrick Bunk 16. One wellsite unit for Rig Manager

SPARE EQUIPMENT ITEMS:

Engines:	- 2-398 Caterpillar engines c/w Radiators
Transmissions:	- 1-6061 Allison Automatic transmission complete
Right Angle Drive:	- 1- complete right angle drive for the drawworks
Hook:	- 1-250 ton Web Wilson
BOP:	- 1-11 inch 5000 psi Hydril Annular complete
- 1-11 inch 5000 psi Shaffer double gate
Swivel:	- 1-LB400 Emsco swivel complete
Tongs:	- 1 complete set of AAX tongs with jaws
Rotary Table (New)	- 1 Spare 27 1/2 inch rotary table complete with drive bushing

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012	Tel.: 71 - 3641-9909
Fax: 21 - 2588-8116	Fax: 71 - 3641-9459

Equipamentos e Materiais Fornecidos pela BCH-101

ITEM	ESPECIFICAÇÃO	QUANT.

1	Sonda de Produção e Acessórios.

1.1	Sonda de produção com capacidade igual ou superior a (150.000) libras, que manobre com seção de (2) tubos na vertical, dotada de sistema de partida elétrica e descarga, possuindo mastro com altura de (30) m.	1

1.2	Plataforma de trabalho com altura ajustável.	1

1.3	Conjunto gancho-catarina com capacidade (150.000lbs).	1

1.4	Par de links com capacidade ( 220.000lbs ) e comprimento ( 2.20m ).	1

1.5	Power-Sub tipo ( warning ) com Swivel, acionado por ( Sistema hidráulico ).	1

1.6	Cat line com velocidade de (6) metros por minuto.	1

1.7	Cat head com controle de torque e curso mínimo de (3,77) pés.	1

1.8	Guincho auxiliar.

1.9	Catarina com cabo de aço de (1) “.

2	Sistema de Circulação, Amortecimento e Teste

2.1	Bomba de lama modelo (National), com filtro e acionada, com potência de (JWS-400) HP, dotado de sistema de partida, ou Bomba de lama Dowel Schlumberger triplex capacidade 8.5 galões por minunos, motor Detroit 420 HP 8V71 díesel (back-up/bomba reserva).	1

2.2	Conjunto de mangueiras de aço, tipo ( 2”lp ) .	1

2.3	Conjunto de mangueiras para sucção com (4) “ de diâmetro x (32) pés.	1

2.4	Tanque retangular para armazenamento de fluido, com capacidade de (114) bbl, equipado com câmara de espuma, dotado de divisão com comporta para retenção de detritos e com sucção na extremidade oposta ao retorno.	2

2.5	Pistola de lama.	1

2.6	Manifold de ataque e estrangulamento de (5000) psi WP.	1

2.7	Manifold de sucção de (6) “.	1

2.8	Balança n° (1) com ( 0 a 27 lbs/pé ) escalas, incluindo lb/pé3.	1

1

ITEM	ESPECIFICAÇÃO	QUANT.

3	Equipamentos de Prevenção de Erupções

3.1	BOP hidráulico, modelo ( DR-25 ), 7 1/6” x 5.000 psi WP de gaveta dupla com acionador, acumulador e comandos hidráulico e mecânico. Sistema de acionamento utilizando mangueiras de aço ou de borracha, tipo ( 1 1/2 ). Gavetas para tubulações de ( 2.3/8x 3.1/2 “ OD ) e cega. Adaptador para 5000 psi, com tomada lateral de 2 “ abaixo da gaveta inferior e acima da gaveta superior.	2

3.2	BOP para trabalhar coluna de hastes de ( 5/8 ) “ a ( 1.1/8 ) “, que utilize um único par de gavetas para todos os diâmetros, tipo ( Doble E ), com pressão de trabalho igual a (3000) psi, rosca inferior (3) “ LP Pino e rosca superior igual a (3) “ LP Caixa.	1

3.3	Saída de lama de (5)” OD.	1

4	Equipamentos Componentes de Coluna

4.1	Raspador para operar em revestimentos de ( 5.1/2 ) até (7) lb/pé.	2

4.2	Conjunto de equipamentos para pistoneio em tubulações de ( 2.3/8 a 3.1/2 ) “ OD, tipos EUE e NU, com oil saver com release e swab com esfera móvel, sinker bar e percursor.	3

4.3	Conjunto de equipamentos cortadores de parafina para tubulações de ( 2.3/8 a 3.1/2 ) “ NU, com sinker-bar e percursor.	3

4.4	Conjunto de calibradores internos para tubulações de ( 2.3/8 a 3.1/2 ) “ OD tipos EUE e NU, conforme norma API 5A.	3

4.5	Conjunto de reduções, como segue:

	a) das brocas de ( 4.3/4 ) “, para comandos de ( 2.3/8 IF ) “ OD x 3 1/2” IF, com os respectivos protetores de rosca.	1

	b) dos referidos comandos para colunas de tubos de ( 2.3/8 a 3.1/2 ) “ Conexões IF e 3 1/2” EU e NU.	1

	c) das brocas de ( 4.3/4 ) “ para raspador de colunas ( 2.3/8 a 3.1/2 EU ) “.	1

	d) dos raspadores de ( 5.1/2 ) “ para as colunas ( 2.3/8 a 3.1/2 EU ) “.	1

4.6	Conjuntos de Adaptadores

	(A) A.3 7.1/16” x 5000 x 3000 x 2000 PSI	2
	(B) A.3 7.1/16” x 3000 x 2000 x 1000 PSI	1

4.7	Válvula para circulação de areia tipo 2LP x 5000 PSI	1

2

ITEM	ESPECIFICAÇÃO	QUANT.

5	Equipamentos de Manuseio

5.1	Conjunto de elevadores para tubulações de (2.3/8 a 3.1/2 ) “ OD, tipos EUE e NU.	2

5.2	Conjunto (par) de elevadores para hastes de bombeio de ( 5/8 a 1 ) “.	6

5.3	Conjunto constituído de mesa e cunha com acionamento pneumático e mecânico, para tubulações de ( 2.3/8 a 3.1/2 ) “ OD, e comandos de ( 3.1/2 ) “ OD.	3

5.4	Colar de segurança para comandos de ( 2.3/8) “ OD a (7) “ OD.	1

5.5	Chave hidráulica ( Carter Tooco ), modelo ( BJ ), ou similar, equipada com medidor de torque, e sistema hidráulico para permitir o seu posicionamento, para operar tubulações de ( 2.3/8” a 3.1/2” ) “ OD.	1

5.6	Conjunto de chaves para hastes de bombeio de ( 5/8 a 1 ) “.	6

5.7	Gancho com mola e trava (catarina de hastes) para manobra de coluna de hastes com capacidade de (80.000) lbs, tipo ( BJ ) ou similar.	1

5.8	Conjunto de chaves manuais tipo grifo, tamanhos ( 24 x 36, 48,60) “.	4

5.9	Conjunto de chaves de marreta para parafusos dos flanges de ( 1 a 5 )” para pressões de ( 1.000 a 6.000 ) psi.	8

5.10	Conjunto de materiais para conexão com as instalações fixas, constituído de nipples curvas, tês, uniões e válvulas para (2)” LP.	15

5.11	Conjunto de ferramentas manuais e outras utilidades, constituído de: bomba de graxa, nível, clips galvanizado para cabos de ( 1/2 )” até (1)”, esticadores, cortadores de cabo, corda de sisal de diversas bitolas, chaves de brocas, lima, alicate, chaves de fenda, chaves ajustáveis, martelo de bola, marretas de bronze de (2) e (5)kg, serrote, enxada, enxadela, pá redonda, pá quadrada, rodo, carrinho de mão, tesoura tipo aviação corte à esquerda modelo ( reto ), e paquímetro com escala em fração de polegada tamanho (0) a ( 11.13/16 ), com medidor de profundidade marca (Tubasa) ou similar.	1

5.12	Conjunto com (8) cavaletes para estaleirar hastes de bombeio na horizontal, confeccionado de acordo com padrões estabelecidos pela API.	1

5.13	Tubig stripper para colunas de ( 2.3/8” x 3.1/2” )” OD.	1

5.14	Tubing wipper para limpar tubos de (2.3/8” x 3.1/2” )”.	1

5.15	Válvula de segurança 2” LPx5000 PSI	1

5.16	Válvula Teste 2” LPx 5000 PSI	1

5.17	Pap. Rap.	1

5.18	Grupo gerador	1

3

ITEM	ESPECIFICAÇÃO	QUANT.

6	Instrumentos Medidores e Registradores

6.1	Indicador de peso tipo MARTIN DECKER ou similar, com capacidade para (280.000)lbs e ponteiro indicador de sensibilidade, escala em libra para guincho principal.	1

6.2	Indicador de profundidade (3.500m) para guincho auxiliar.	1

6.3	Manômetros com ranges de pressões: (0,1000)psi	1

6.4	Manômetros com ranges de pressões: ( 0,1500; 0,5000; 0 até 6.000 )psi	2

6.5	Indicador de pressão da bomba de lama. (0 a 6.000)PSI	1

6.6	Escala indicadora de volumes em bbl nos tanques, por tanque de lama.	1

7	Equipamentos de Segurança

7.1	Extintor de incêndio de espuma química.	NA

7.2	Extintor de incêndio de dióxido de carbono de (6)kg.	2

7.3	Extintor de incêndio de pó químico de (12) kg.	2

7.4	Mangueira de (2.1/2” )” x ( 1.1/2 )m com uniões ( storz).	2

7.5	Esguicho regulável de ( 2.1/2” x 1.1/2)”, tipo ( storzz ) com uniões ( 2.1/2 ) para ( 1.1/2 ) GPM.	1

7.6	Chave para mangueira de incêndio de ( 2.1/2, 1.1/2 )”. (conjugada)	2

7.7	Proporcionador de espuma mecânica de ( 2.1/2 )”.	1

7.8	Jogos de equipamentos de proteção contra vapores de ácido e gás, constituído de: óculos, máscaras semi-facial com filtro, avental plástico, mangois plásticos.	NA

7.9	Gerônimo com cabo de fuga para torrista.	1

4

ITEM	ESPECIFICAÇÃO	QUANT.

7.10	Esguicho lançador de espuma.	1

7.11	Derivante em (3)” com entrada de ( 2.1/2 )” e duas saídas de ( 1.1/2 )”.	1

7.12	Mangueira de ( 2.1/2 – 1.1/2 )”, de (12) metros.	2

7.13	Esguichos de ( 2.1/2 – 1.1/2 )”.	1

7.14	Bombonas de LGE (Líquido Gerador de Espuma) de (20) litros.	1

7.15	Conjunto Moto-bomba diesel, para Combate a Incêndio, motor MWM 4 cil – bomba 80 metros cúbicos/hora pressão até 11 kg.	1

8	Outros Equipamentos

8.1	Tanque para armazenamento de água doce com capacidade mínima para (70) bbl com bomba centrífuga para combate a incêndio.	1

8.2	Sistema de iluminação com lâmpadas de vapor de sódio.	1

8.3	Conjunto gerador de energia, com potência compatível com as cargas da sonda, equipamentos auxiliares e os trailers para operações de (24) h por dia.	1

8.4	Casa de aço para sondador.	1

8.5	Trailer para encarregado de sonda.	1

8.6	Veículo utilitário para uso de encarregado.	1

8.7	Guia Cabo	1

5

Suite 500, 816 -7th Ave SW Calgary, AB, Canada T2P 1A1
Schedule A

Rig Name & Number	BCH #3
Depth Rating	1400 m with 102 mm drill pipe
KB to Ground	3.5 m
Bottom of table beam to ground	2.8 m
Approximate Loads	Rig — 9 loads, DP & DC — 1 load
Equipment

Drawworks	Make	Rostel 300
	Auxiliary Brake	Eaton 124 WCB

Rig Power & Distribution		Detroit Series 60

Mast	Make	Rostel Stiff Mast
	Height	20.4 m
	Maximum Hook Load	88,900 daN w/6 lines
	Certified	Dec. 2003

Substructure	Length	Hydraulic High Back
	Height	3 m
	Casing Capacity	66,700 daN setback

Crown Block	Make	Rostel
	Maximum Load	88,900 daN with 3 sheaves
	Certified	Yes

Travelling Block / Hook	Make	Ideco UTB 110
	Maximum Load	97,000 daN
	Certified	Jan. 2004

Swivel	Make	Oilwell PC-100
	Maximum Load	88,900 daN
	Certified	Nov. 2005

Equipment Cont’d

Drilling Line	Size	25 mm

Rotary Table	Make	Ideco 175
	Opening Size	444 mm
	Maximum Load	66,700 daN

Pump #1	Input Power	Series 60 Detroit
F500

		Max. Allowable
Operating Limits		SPM	Max. Allowable Operating Press
Linear Size	140 mm	165	14,000 kPa
	152 mm	165	12,000 kPa

Mud System	# of Tanks	1
	# of Compartments	4
	Total Active Volume	34 m3
	Trip Tank Volume	3.46 m3
	Pill Tank Volume	5.4 m3
	Pre-Mix Tank Volume	30 m3
	Transfer Pumps - Make	5 x 6 - 50 HP
	Desilter - Make	Swaco
	Cone Size	10 Cones
	Shaker - Make	Swaco ALS
	Screen Sizes Available	Up to 170 Mesh

Pump #2	Input Power	Series 60 Detroit
F500

		Max. Allowable
Operating Limits		SPM	Max. Allowable Operating Press
Linear Size	140 mm	165	14,000 kPa
	152 mm	165	12,000 kPa

Well Control System
Accumulator	Type		Valvcon 4 Station
	Capacity		80 Gal.
	Pressure		21,000 kPa
	Remote Control Stn. -		4
# of functions
	Master Controls at Accumulator		Yes
Choke Manifold	Installed in Heated Enclosure		Yes
	Max. Working Pressure		21,000 kPa
	Gut Line	Size	76 mm #2
		Wing Lines	52 mm
	Manual Choke	Make	National
		Size	72 mm
	HCR Valve	Make	National
		Rating	21,000 kPa
	Lower Kelly Cock	Make	API
		Rating	21,000 kPa

Equipment Cont’d

	Stabbing Valve	Make	API
		Rating	21,000 kPa
Mud Gas Separator		Size	762 mm
		Height	2.14 m
	Inlet Line	Size	76 mm
		Outlet	152 mm
B.O.Ps	Annular	Make	Townsend
		Size	228 mm
		Rating	21,000 kPa
		Last Inspection	Mar. 2006
	Pipe Ram	Make	Townsend
		Size	228 mm
		Rating	21,000 kPa
		Last Inspection	Mar. 2006
	Blind Ram	Make	Townsend
		Size	228 mm
		Rating	21,000 kPa
		Last Inspection	Mar. 2006

Instrumentation
Weight Indicator		Make	Martin Decker
Crown-o-matic		Make	Control Drilling
Recorder		Make	Pason Electronic
Drilling Recorder
Survey Instrument		Make	Totco
		Model	Degree 21

Drill Pipe			API Grade
		Length	150 joints
		Size	102 mm
		Classification	Premium

Drill Collars		O.D	14 – 121 mm (4 3/4)
		Length	128 m
		O.D.	6 – 159 mm (6 1/4)

Tankage		Fuel	11,000 ltrs

Light Plant			Series 60
		Type	Detroit

Equipment Cont’d

	Output	350 kw
	Voltage	480

Miscellaneous Equipment		Hydraulic Pipe Tub

Rig Managers Shack	Size	8’ x 20’
	Type	Fabricated in Brazil
	Manufactured	2007
	Serial #	R#3

Drilling Rig BCH-04 (IRI 750)
General Specification

ITEM	DESCRIPTION

MODEL:	IRI 750 TRAILER MOUNTED DRILLING RIG

DRAWWORKS:	IRI 750 model 2042/160 750 hp, 1 1/8” grooving, trailer mounted

MAST:	117’ 350,000# IRI double 10 line 365,000#

RIG MOTOR:	series 60 Detroit, model #6063HK33, 750 hp

TRANSMISSION:	Allison CTL-6061-4

AUXILIARY BRAKE:	Eaton 24” x 3” disc

SUBSTRUCTURE:	IRI hydraulic box scoping 350,000# set back, 22’

BLOCK:	Ideco 160 ton shorty

SWIVEL:	TSM 150

KELLY:	5 1/2” square

KELLY BUSHING:	Varco

ROTARY TABLE:	Ideco 20-1/2”

BAILS:	Joy 350 ton

MUD PUMP UNIT #1:	Gardner Denver PZ-8 stroke 8”, P/B Cat. 3508, (705 hp), in house.

MUD PUMP UNIT #2:	Gardner Denver PZ-8 stroke 8”, p/b cat. 3508, (705 hp), in house.

COMBINATION HOUSE:	Koomey 6 station 5 bottle w/30 hp union triplex pump, (1) generator marathon 350 kw, p/b Detroit series 60, (1) generator magnamax 200kw, p/b cat. 3306

BLOWOUT PREVENTION EQUIPMENT:	13 5/8” X 5000 Hydril Annular Preventer, 5/8” X 5000 Shaffer Double Ram Preventer.

CHOKE MANIFOLD:	5000 PSI Choke manifold c/w one manual and one auto choke complete with console. (located at end of catwalk).

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012
Fax: 21 - 2588-8116

ITEM	DESCRIPTION

MUD SYSTEM:	(2) tank 600 bbl. w/(2) shale shakers linear motion dfts, percharge and mixing pumps mission magnums, 8 x 6 w/12” impellers, (5) sew-eurodrive type RF87 c/w 5 hp motor and 1 1/8” shaft, (1) pill tank agitator sew-eurodrive type KF47 c/w 5 hp motor and 1 1/8” shaft, degasser

DOGHOUSE WATER TANK:	Drillers controls and brake handle in glass dome inside of doghouse cantilevers down

TOOL PUSHER HOUSE:	40” Office / Living quarters

MISC. TOOLS:	Foster Kelly spinner, auto driller, folley type “B” tongs, catwalk, katch kan recovery system for oil based drilling fluids. Pipe racks, 45 foot catwalk w/manifold.

TUBULARS:	- 250 Joints of 5” 19.5 S-135 Drill pipe c/w 4 1/2” IF connections - 15 Joints of 5” Hevi-Wate drill pipe c/w 4 1/2” IF connections

DRILL COLLARS:	- 20 x 6 1/2” Spiral drill collars - 4 x 8” Spiral drill collars

Escritório Central:	Base de Operações:

Av. Rio Branco, 01 – 12° andar – salas 11/12	Rua dos Jasmins, 01 - Bairro Planalto II
Rio de Janeiro – RJ	Catu – Bahia
20090-003	48110-000
Tel.: 21 - 2588-8011 / 2588-8012
Fax: 21 - 2588-8116

BCH ENERGY RIG # 5E
105’ Mast
•	400,000 lbs telescopic double

•	4 x 36” 1 x 42” sheave crown complete

•	Racking board

•	Derrick egress system

•	Fall Arrester Posts

•	Drillers console

•	2 x PL-8 Tugger winches

•	1 x PL-5 Boom line

•	Complete electrical package

•	Complete Plumbing Package with Hydraulics and Air

•	Blast and paint with Endura products
Substructure
•	400,000 lbs casing load

•	350,000 lbs set back

•	14’4” wide x 17’ total height

•	48” high x 24” wide pony subs

•	Off trailer sub height 13’

•	Hydraulic leveling rams

•	Hydraulic power package

•	27.5” Rotary table

•	BOP handling system for 13 5/8”

•	Complete electrical package

•	Plumbing package with hydraulic, air, steam and water

•	Blast and Paint with Endura products and Pro-coat
Draw Works Skid
•	Fabricate unitized draw works skid

•	Supply & mount TSM-850 draw works

•	Supply & mount GE 752 DC electric floor motor

•	Supply and install mast raising cylinders

•	Supply and mount DW cooler

•	Supply and mount 1.25” x 5000’ drill line

•	Plumbing package with hydraulic, air, steam and water

•	Complete electrical package

•	Blast and Paint with Endura products and Pro-coat
Power Catwalk with Manifold Building
•	Fabricate power catwalk with skate and manifold building

•	Fabricate V-door

•	Complete plumbing package

•	Complete electrical package

•	Blast and Paint with Endura products and Nonslip
Combination Building
•	Fabricate 55’ x 12’4” combination building

•	Wash room and shower facility

•	3 cubic meter fresh water tank

•	3.5 meter disposal water tank

•	Change shack facility

•	Supply and install 120 gal x 5 station accumulator

•	Blast and Paint with Endura products
Mud Tank 1
•	Fabricate 83m3 3 compartment mud tank

•	3 each 7.5 HP agitators

•	6 each 3” mud guns

•	2 each Derrick Super G Shakers

•	Side Winder style mix hopper

•	2 each 50 HP 5 x 6 x 11 mix pumps

•	Complete suction / discharge manifold

•	Complete electrical package

•	Complete plumbing package

•	Blast and Paint with Endura products
Mud Tank 2
•	Fabricate 65 m3 2 compartment mix tank

•	2 each 7.5 HP agitators

•	4 each 3” mud guns

•	Side winder style mix hopper

•	1 each 50 hp 5 x 6 x 11 mix pumps

•	Complete suction / discharge manifold

•	Complete electrical package

•	Complete plumbing package

•	Blast and Paint with Endura products
Mud Pump 1
•	Fabricate 40 x 12’4” pump house with cabinets & racks

•	Supply and install off shore F-1000 pump

•	Supply and install GE 752 electric motor and drive system

•	Precharge pump — 50 HP, 5 x 6 x 14 centrifugal pump

•	Supply and install complete drive system

•	Supply and install wash gun

•	Supply and install 7.5HP air compressor

•	Supply and install all guarding

•	Supply and install all suction / discharge plumbing

•	Complete electrical package

•	Complete plumbing package

•	Blast and Paint with Endura products
Mud Pump 2
•	Fabricate 40’ x 12’4” pump house with cabinets & racks

•	Supply and install off shore F-1000 pump

•	Supply and install GE 752 electric motor and drive system

•	Precharge pump — 50 HP, 5 x 6 x 14 centrifugal pump

•	Supply and install complete drive system

•	Supply and install all guarding

•	Supply and install all suction / discharge plumbing

•	Complete electrical package

•	Complete plumbing package

•	Blast and Paint with Endura products
Water Tank / Doghouse
•	Fabricate 65 m3 water tank / doghouse

•	Slide out system on doghouse

•	Hydraulic doghouse raising system

•	Storage room & tool board on doghouse

•	Tool room with benches & oil storage

•	2 each Jacuzzi water pumps

•	Wash pump and soap tank

•	15 HP air compressor

•	Complete electrical package

•	Complete plumbing package

•	Blast and paint with Endura products
Generator Skid #1
•	40’ x 12.5’ generator skid with roof

•	2 x Detroit Diesel 12V Series 2000 1000HP generators

•	Electrical panels and plug boards
Generator Skid #2
•	40’ x 12.5’ generator skid with roof

•	1 x Detroit Diesel 12V Series 2000 1000HP generator

•	1 x Detroit Diesel Series 60 685HP generator

•	Electrical panels and plug boards

SCR building complete.
Choke Manifold
•	2” x 3” x 5000 psi double gut manifold

•	All Plumbing for flare and degasser lines

•	Blast and Paint
Flare Tank and Pipe Suitcase Skid
•	Piping for flare & degasser line

•	Auto igniter for flare stack

•	Stackable onto manifold skid

•	Blast and paint with Endura products
Hydraulic Pipe Tubs x 6
•	Range II pipe tubs

•	Complete hydraulic / plumbing package

•	Blast and paint with Endura products
Rig Matting
•	7 — 8’ x 48’ x 6” 4 runner mats 2 with jacking pads

•	3 — 8’ x 36’

•	6 — 8’ x 24’

•	1 — 8’ x 22’3” with well center

•	2 — 4’ x 20’
Pipe Racks
•	40’ tumble racks x 3 sets
Pipe / Collar Handling Tools
•	Kelly Spinner

•	Pipe Spinner

•	Web Wilson AAX Tongs

•	BJ Style 250 ton DP Elevators

•	5” Drill Pipe Slips

•	DCS-R Drill Collar Slips

•	Square Roller Kelly Bushing

•	Safety Collar

•	10’ x 250 ton Bails

•	250 ton Swivel

•	250 ton Block and Hook
Blowout Preventers
•	2 — 13 5/8” x 5000 psi singles

•	1 — 13 5/8” x 5000 psi annular

•	All stack valves including HCR

•	Drilling spool with turns
Rig Manager’s Shack
•	Complete w/ electrical village panel

Tubulars
340 Joints of 4 1/2” Drill pipe 16.60 G- 105 NC46
12 each 6 3/4” Drill collars
8 each 8” Drill Collars
3 each 9 1/2” Drill Collars

Drilling Rig — BCH-06 (telescopic double)
General Specification

DEPTH RATING:	2800m with 4” in drill pipe
APPROXIMATE LOADS:	14 loads

ITEM	DESCRIPTION

DERRICK:
Model JJ1351D 105’ telescopic double
Effective height 31m
Max hook load 1350 KN
Hyd lift mechanical telescope
Racking board height above floor 17.4m (57’)
Set back capacity 4 1/2” DP (2800m) (9200’)
+ 6 1/4 DC (20 jts)
Crown block model TC 135C
Rated 1350 KN (297,500 lbs.)
5 x 760 mm (30”) 11/8” grooved sheaves
Fold up racking board
Easy rider assembly
Escape buggy with deadline anchor weight
Derrick will be Painted White with a Red Crown.
Hydraulic Rams for Make up and Breakout.
One crown mounted fall arrest
One monkeyboard mounted fall arrest on slope line
4” standpipe with Kelly hose and valves and fig 602 fittings
2” casing standpipe with valve, fittings and hose

SUBSTRUCTURE:
Model DZ 160/ 4.5
Max set back 1350 kN (348,000 lbs)
Floor height 4.5m (14.7’)
Ground to bottom of rotary beam 3.52m ( 11.5
Pipe bottom bird baths
BOP hydraulic lift system
BOP tie down
Folding handrails on top area
ZP175 17 1/2 Rotary table rated 1600 KN (352,640 lbs.)

BOPs:
9” 3000 psi 21 mpa
Annular FH23-21 9” 3000 (Annular Shaffer Element.)
2-9” 3000 ram block c/w Pipe Rams and Blind Rams.
FZ23-21
9” 3000 x 9” 3000 working spool with 3” 3000 outlets
HCR & Manual valves
2-Kill line valves
3 1/8 1-HCR Hydraulic, 1- Manual
9 Valve Manifold c/w 2 Chokes.

Sede:	Escritório Brasil:

Suite 500, 816 – 7th Avenue SW	Av. Rio Branco, 01 – 8° andar – sala 804
Calgary, AB, Canada	Rio de Janeiro – RJ
T2P 1A1	20090–003
Tel.: +1(403) 539-9488	Tel.: 21 - 3213-8050
Fax +1(403) 265-4160	Fax: 21 - 3213-8051

ITEM	DESCRIPTION

DRAWWORKS:
Model JC20 rated 550hp
15 L Cummins 600hp engine
Allison 6061 transmission
JFD 130 right angle drive box
Drum 450mm x 912mm (17.7“x36”) 11/8 “lebus grooved
Circulating drum with closed loop glycol
310mm x 1070mm (12“x42”) break hubs
224 ETN auxiliary brakes with closed loop glycol system shared with circulating drum
Rotary table brake
50 hp electric two stage hydraulic system
PTO hyd system
3 T (6600lb) boom line winch on mud tank side
5 T (11000lb) tugger winch on doghouse side
Survey Winch

PIPE SYSTEM:
Catwalk with manifold shack with two 3” lines and one 8” de-gasser lin
YJG 21 21 mpa (3000 psi) rated choke manifold line
V door installed on catwalk
Folding pipe rack arms installed on shack side
Three of forklift accessible pipetubs
240 Jts. 4” FH X95 drill pipe hardbanded and internal coated
15 Jts. 6 1/4 4 1/2 X H drill collars (zipped for slips and hardbanded on pin end) 20 each 4 1/2” HWDP

MUD TANKS:
60m3 usable 5 compartments including trip tank, shaker tank, settling tank, suction tank and pil tank
Sand trap
4- 7.5 hp agitators in tank
2 - 50 HP 5x6 Victory mud mixers (or 6 x 8)
2 - Winch poles
De-gasser unit
Mixing hopper

PUMP HOUSE:
12’ 6” wide Building
F1000 mud pump
23 L Cummins with Icona clutch conventional mount with belt drive
Allison 6061 transmission
Electric 5 x 6 precharge or mechanical (please advise if electric or mech preferred and if mechanical whether conventional belt driven or R/A with polychain drive preferred)

Sede:	Escritório Brasil:

Suite 500, 816 – 7th Avenue SW	Av. Rio Branco, 01 – 8° andar – sala 804
Calgary, AB, Canada	Rio de Janeiro – RJ
T2P 1A1	20090–003
Tel.: +1(403) 539-9488	Tel.: 21 - 3213-8050
Fax +1(403) 265-4160	Fax: 21 - 3213-8051

ITEM	DESCRIPTION

LIGHT PLANT:
2x 450 KW generators
Powered by 15 L Cummins
Louvered panels for both generators
1 accumulator with air back up
Plumbing for nitrogen ( nitrogen bottles not included)
Koomey cord and remote (doghouse installed)
Please advised if PLC needed approximately 30000.00 extra
Tool room with work bench, storage shelves and storage cupboard
Electric air compressor
Change shack with 12 lockers and bench
Electric heater in change shack

DOGHOUSE & WATER TANK:
65m3 water storage
Two water supply pumps
18,000L fuel tank
Two fuel pumps
3 oil storage bins
Doghouse with junk room
Knowledge box
Storage cupboards
Winch trolley bar in junk room

TRAVELLING EQUIPMENT:
Swivel SL135
Hydraulic Kelly spinner
Travelling blocks YG135C 1350 KN
4 1/4 square Kelly bar/ c/w Drive Bushing or 3 1/2 bar and bushings
Slips (Drill Pipe and Drill Collar)
Elevators DH 150
1000m spool 1 1/8 drill line
108” x 250 Ton Bale Links
Choke Hose, 2’ Kill Hose ,Shock Hose
Note:
Mast and sub will be Canadian certified as will all other overhead equipment.

Sede:	Escritório Brasil:

Suite 500, 816 – 7th Avenue SW	Av. Rio Branco, 01 – 8° andar – sala 804
Calgary, AB, Canada	Rio de Janeiro – RJ
T2P 1A1	20090–003
Tel.: +1(403) 539-9488	Tel.: 21 - 3213-8050
Fax +1(403) 265-4160	Fax: 21 - 3213-8051

SCHEDULE “C” TO DEBENTURE
Conversion Notice
To: BCH Ltd.
Allis-Chalmers Energy Inc. hereby irrevocably elects to convert the attached Debenture (the “Debenture”) into Common Shares in the capital of BCH Ltd. in accordance with the terms of the Debenture and Allis-Chalmers Energy Inc. hereby directs BCH Ltd. to issue such Common Shares in the name of Allis-Chalmers Energy Inc. or its nominee,                                         .
Dated as of the  _____  day of                     , 20  _____.

ALLIS-CHALMERS ENERGY INC.

By:

Name:

Title:

Instructions
1. This Conversion Notice must be competed and signed by Allis-Chalmers Energy Inc. and this Conversion Notice, together with an executed copy of the Debenture, must be surrendered to BCH Ltd. at its office at Calgary, Alberta prior to the “Time of Expiry” defined in the Debenture.
2. If Common Shares are to be issued to a nominee of Allis-Chalmers Energy Inc., then the name of such nominee must be inserted in the space provided above.

SCHEDULE “F”
SUBSIDIARY GUARANTEE
January 31, 2008
SUBSIDIARY GUARANTEE
This document and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated as of January 31, 2008 among ALLIS-CHALMERS ENERGY INC. (the “Subordinated Creditor”), STANDARD BANK PLC, as the Senior Agent for the Senior Creditors identified therein (the “Senior Agent”) and acknowledged by BCH LTD, a corporation organized and existing under the laws of the Province of Alberta, Canada (“BCH”) and BCH ENERGY DO BRASIL SERVIÇOS DE PETRÓLEO LTDA., a company organized and existing under the laws of Brazil (“BCH Brazil”, and together with BCH, collectively, the “Obligors”), and BRAZALTA RESOURCES CORP., to all amounts (including principal, interest and fees) owed by the Obligors pursuant to that certain Credit Agreement dated as of June 26, 2007, among the Obligors, the Senior Agent and the Senior Creditors, as such Credit Agreement (subject to the terms of the Subordination Agreement) has been and hereafter may be amended, supplemented, restated or otherwise modified from time to time; and each holder of this document, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement. Notwithstanding anything herein to the contrary, the lien and security interest, if any, granted pursuant to this document and the exercise of any right or remedy by the grantee hereunder are subject to the provisions of the Subordination Agreement. In the event of any conflict between the terms of the Subordination Agreement and this document, the terms of the Subordination Agreement shall govern and control.

Guarantor:	BCH Energy do Brasil Serviços de Petróleo Ltda.

Beneficiary:	Allis-Chalmers Energy Inc.

Guaranteed Party:	BCH Ltd.

Effective Date:	January 31, 2008

Final Term of Subsidiary Guarantee:	January 31, 2013

Expiry Date:	This SUBSIDIARY GUARANTEE shall expire on the earlier of January 31, 2013, or the date on which the MAXIMUM AMOUNT under this SUBSIDIARY GUARANTEE is reduced to zero.

Maximum Amount:	The MAXIMUM AMOUNT shall be, in respect of any date, an amount equal to the unpaid principal balance of the Loan, plus all accrued and unpaid interest, fees, expenses and other amounts payable in connection therewith pursuant to the Credit Agreement.
THIS SUBSIDIARY GUARANTEE is made as of January 31, 2008 by BCH Energy do Brasil Serviços de Petróleo Ltda. in favour of Allis-Chalmers Energy Inc.
WHEREAS on January 31, 2008, Allis-Chalmers Energy Inc., BCH Ltd. and BCH Energy do Brasil Serviços de Petróleo Ltda. executed a Credit Agreement by which Allis-Chalmers Energy Inc. has agreed to advance a loan to BCH Ltd. (the “Loan”) in the principal amount of US$ 40,000,000 (forty million United States Dollars) (the “CREDIT AGREEMENT” or “GUARANTEED AGREEMENT”), to which this SUBSIDIARY GUARANTEE is an Annex;
AND WHEREAS BCH Energy do Brasil Serviços de Petróleo Ltda. will benefit from the advance of the loan under the CREDIT AGREEMENT and has therefore signed the CREDIT AGREEMENT as a GUARANTOR;
NOW THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are acknowledged by the GUARANTOR), the GUARANTOR agrees to and in favour of the BENEFICIARY as follows:
1. In accordance herewith, BCH Energy do Brasil Serviços de Petroleo Ltda. a limited liability partnership organized and existing under the laws of the Federative Republic of Brazil, with its headquarters at [ ], enrolled with the taxpayers’ registry under No. 07.989.725/0001-01 (“GUARANTOR”), hereby guarantees as principal payor and primary obligor any amounts due by the GUARANTEED PARTY in respect of payments payable under the GUARANTEED AGREEMENT.
2. For the avoidance of doubt, this SUBSIDIARY GUARANTEE solely and exclusively guarantees the reimbursement of any amounts owed by the GUARANTEED PARTY to the BENEFICIARY in respect of payments payable under the GUARANTEED AGREEMENT as a result of a default of the GUARANTEED PARTY under the GUARANTEED AGREEMENT. This SUBSIDIARY GUARANTEE does not guarantee any other payment made or owed by the GUARANTEED PARTY to the BENEFICIARY.

3. The GUARANTOR undertakes to pay all amounts due in accordance with the instructions of the BENEFICIARY and within 4 (four) business days of the date of receipt of a written demand from the BENEFICIARY, together with an exhibit in the form of Schedule 1 hereto (“PAYMENT DEMAND”), except in the event of an express order, judicial or from an arbitration court, determining the suspension of the payments by the GUARANTOR in connection with this SUBSIDIARY GUARANTEE. It is expressly agreed that the delivery of the PAYMENT DEMAND shall be the only condition to the making of any payment by the GUARANTOR hereunder. Subject to the terms hereof, GUARANTOR’s obligation to pay hereunder shall be absolute and unconditional.
4. This SUBSIDIARY GUARANTEE shall be valid until the EXPIRY DATE, on which date the GUARANTOR shall be automatically released and discharged from any and all liabilities arising out of this SUBSIDIARY GUARANTEE, notwithstanding the delivery of the original counterpart of this SUBSIDIARY GUARANTEE, except only for any liabilities specified under any PAYMENT DEMAND delivered prior to the EXPIRY DATE and outstanding on the EXPIRY DATE.
5. The obligations of the GUARANTOR contained in this SUBSIDIARY GUARANTEE shall be continuing obligations notwithstanding any partial settlement or other matter or thing whatsoever and shall not be considered satisfied by any intermediate or partial payment by GUARANTOR hereunder. Notwithstanding the foregoing, it is agreed that any payment made by the GUARANTOR to the BENEFICIARY hereunder shall imply an equivalent reduction of the MAXIMUM AMOUNT applicable on the date of such payment.
6. Should the GUARANTOR pay any of the obligations herein guaranteed, upon the BENEFICIARY receiving payment in full of the indebtedness owing under the CREDIT AGREEMENT, GUARANTOR shall be automatically subrogated, within the limits of the payments made in connection with this SUBSIDIARY GUARANTEE, in all rights, privileges and actions which the BENEFICIARY may have before the GUARANTEED PARTY, provided, however, that the GUARANTOR agrees that any and all rights it shall have against the GUARANTEED PARTY hereunder shall be entirely and unconditionally subject to the terms and conditions of the CREDIT AGREEMENT, to which it is a party.
7. Any claims for payment hereunder shall be made for a specified amount, by means of the delivery of a PAYMENT DEMAND no later than the EXPIRY DATE, after which date the BENEFICIARY shall lose its rights (decadência de direitos) in connection with this SUBSIDIARY GUARANTEE regardless of any notice or delivery of the original counterpart of this SUBSIDIARY GUARANTEE, and exempted from any further claims in connection herewith, except only for any claims for liabilities specified under any PAYMENT DEMAND delivered prior to the EXPIRY DATE and outstanding on the EXPIRY DATE, in any case up to the MAXIMUM AMOUNT. Such release shall also take place should the GUARANTOR receive the original counterpart of this SUBSIDIARY GUARANTEE together with a confirmation of release signed by the BENEFICIARY.

8. Any payment due by the GUARANTOR to the BENEFICIARY hereunder shall be made to such eligible account as the BENEFICIARY shall specify in writing and shall be made in United States Dollars. Nonetheless, if a Currency Constraint (as defined below) shall have occurred, the GUARANTOR shall give the BENEFICIARY notice thereof within two business days of the date it receives a PAYMENT DEMAND. In such event, the BENEFICIARY may, upon written notice to the GUARANTOR elect to receive in the lawful currency of Brazil all payments due under the SUBSIDIARY GUARANTEE and shall elect an account held by the BENEFICIARY, or a third party appointed by the BENEFICIARY, in Brazil to which such payment shall be made, and in the event the BENEFICIARY shall have elected such payment in Brazil and such payment shall have been made, GUARANTOR shall be automatically discharged and released with respect to such amount paid in Brazil. In the event no such election have been made by the BENEFICIARY, the GUARANTOR shall take such steps as are legal under the laws of the Federative Republic of Brazil to effect the applicable payment in United States Dollars, promptly as such laws and regulations permit. For the purposes hereof, “CURRENCY CONSTRAINT” is a reference to any law, regulation, directive or communication imposed or issued by the Government or Brazil or the Central Bank of Brazil or any other competent authority in Brazil imposing foreign exchange controls or other restrictions, or any refusal to act or delay in acting by any such party, which has the effect of prohibiting, preventing or delaying the remittance of United States Dollars by the GUARANTOR when due under this guarantee letter.
9. All payments to be made by the GUARANTOR to the BENEFICIARY hereunder shall be made free and clear of and without deduction for or on account of any tax unless the GUARANTOR is required to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by the GUARANTOR (in respect of which such deduction or withholding is required to be made) shall, to the fullest extent then permitted by applicable law, be increased to the extent necessary to ensure the BENEFICIARY receives a sum net of any deduction or withholding equal to the sum which it would have had no such deduction or withholding been made or required to be made.
10. The GUARANTOR waives the benefits provided by Articles 827, 834 and 839 of the Brazilian Civil Code (Código Civil Brasileiro) and Article 595 of the Brazillian Code of Civil Procedure (Código de Processo Civil).
11. This SUBSIDIARY GUARANTEE shall be governed by the laws of the Federative Republic of Brazil. The courts of the City of Rio de Janeiro shall be competent to process and decide upon any issues arising out of this guarantee letter.
12. ALL COMUNICATIONS TO THE GUARANTOR, including any PAYMENT DEMAND, SHALL BE SENT TO BCH ENERGY DO BRASIL SERVIÇOS DE PETRÓLEO LTDA, AV. RIO BRANCO, 01-80. ANAR-SALA, RIO DE JANEIRO – RJ, 20090-003, BRAZIL TO THE ATTENTION OF LUIZ ELIEL NUNES DE AZEVEDO.

THE ACCEPTANCE OF THIS SUBSIDIARY GUARANTEE BY THE BENEFICIARY IMPLIES THE AUTOMATIC ACCEPTANCE OF ITS TERMS AND CONDITIONS
This SUBSIDIARY GUARANTEE is executed in one (01) original and (01) counterpart.
Rio de Janeiro, January 31, 2008

BCH Energy do Brasil Serviços de Petróleo Ltda.
By:

Witnesses:

1.

ID No.
Tax Id No.
2.

ID No.
Tax Id No.

EXECUTION
SCHEDULE “G”
SUBORDINATION AGREEMENT
SUBORDINATION AGREEMENT
THIS SUBORDINATION AGREEMENT (as amended, restated or otherwise modified from time to time, this “Agreement”) is entered into as of January 31, 2008 by and among (1) ALLIS-CHALMERS ENERGY INC., a Delaware corporation (the “Subordinated Creditor”), and (2) STANDARD BANK PLC, as administrative agent for the Senior Creditors (as defined below) (in such capacity, the “Senior Agent”), and acknowledged and agreed to by (3) BCH LTD., a corporation organized and existing under the laws of the Province of Alberta, Canada (“BCH”), (4) BCH ENERGY DO BRASIL SERVIÇOS DE PETRÓLEO LTDA., a company organized and existing under the laws of Brazil (“BCH Brazil”, and together with BCH, collectively, the “Obligors” and each an “Obligor”) and (5) BRAZALTA RESOURCES CORP., a public corporation organized and existing under the laws of the Province of Alberta, Canada (“BRX”).
WITNESSETH:
WHEREAS, the Obligors, as borrowers thereunder, the financial institutions and other entities from time to time party thereto (collectively, the “Senior Lenders” and each a “Senior Lender”) and the Senior Agent have entered into that certain Credit Agreement dated as of June 26, 2007 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with this Agreement, the “Senior Credit Agreement”), pursuant to which, among other things, the Senior Lenders have agreed, subject to the terms and conditions set forth in the Senior Credit Agreement, to make certain loans and financial accommodations to the Obligors;
WHEREAS, all of the Senior Obligations owing by the Obligors to the Senior Lenders and the other Senior Creditors under the Senior Debt Documents (i) are secured by liens on and security interests in substantially all of the now existing and hereafter acquired real and personal property of the Obligors (the “Obligor Collateral”) and (ii) are guaranteed by BRX and each Subsidiary of the Obligors, which guaranties are secured by liens on and security interests in substantially all of the now existing and hereafter acquired real and personal property of such Subsidiaries and the Equity Interests in BCH held by BRX (the “Guarantor Collateral” and, together with the Obligor Collateral, collectively, the “Collateral”);
WHEREAS, the Obligors have entered into a credit agreement dated as of the date hereof, among BCH, as borrower, BCH Brazil, as guarantor, and the Subordinated Creditor, as lender (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with this Agreement, the “Subordinated Credit Agreement”), pursuant to which (i) the Subordinated Creditor will provide a US$40,000,000 convertible credit facility in favor of BCH on the terms and subject to the conditions set forth therein and (ii) BCH will grant a debenture as of the date hereof convertible into common shares of BCH in accordance with the terms thereof (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with this Agreement, the “Subordinated Debenture”) and
WHEREAS, (i) the Obligors have requested the Senior Agent and the Senior Lenders to waive compliance with certain provisions of the Senior Credit Agreement and related documents thereunder in connection with the issuance of the Subordinated Debenture and (ii) the Senior Agent and the Senior Lenders are willing to agree to the requested waivers but only if the Subordinated Creditor, the Obligors and BRX enter into this Subordination Agreement in order, among other things, to set forth the relative rights and priorities of the Senior Creditors and the Subordinated Creditor under the Senior Debt Documents and the Subordinated Debt Documents;

NOW, THEREFORE, in consideration of the premises contained herein and for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
Section 1. Definitions and Interpretation.(a) Definitions. The following terms shall have the following meanings in this Agreement: “Agreement” is defined in the first paragraph of this Agreement.
“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
“Bankruptcy Law” shall mean the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.
“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Calgary, Alberta, in Sao Paulo, Brazil, in New York, New York and in London, England are authorized or required by law to close.
“Collateral” is defined in the second recital to this Agreement.
“Discharge of Senior Obligations” or Paid-In-Full” and “Payment-In-Full” means, with respect to all of the Senior Obligations, that all of such Senior Obligations have been indefeasibly paid in full in cash and all commitments to extend credit under the Senior Debt Documents have been terminated.
“Distribution” means, with respect to any indebtedness, ownership interest or other obligations, (a) any payment or distribution by any Obligor of cash, securities or other property, by set-off or otherwise, on account of such indebtedness, ownership interest or obligation, (b) any redemption, purchase or other acquisition of such indebtedness, ownership interest or obligation by any Obligor (other than sales or other transfers of Subordinated Debt to third parties pursuant to Section 2(g)), or (c) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness, ownership interest or obligation in or upon any property of any Obligor.
“Enforcement Action” means (a) to take from or for the account of any Obligor or any guarantor of the Subordinated Debt, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Obligor or any such guarantor with respect to the Subordinated Debt, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding (including any Proceeding) against any Obligor or any such guarantor to (i) enforce payment of or to collect the whole or any part of the Subordinated Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Debt Documents or applicable law with respect to the Subordinated Debt, (c) to accelerate the Subordinated Debt, (d) to cause any Obligor or any such guarantor to honor any redemption or mandatory prepayment obligation under any Subordinated Debt Document or (e) take any action under the provisions of any state or federal or other applicable law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of any Obligor or any such guarantor. For avoidance of doubt, “Enforcement Action excludes the Permitted Subordinated Debt Conversion.

2

“Equity Interests” means, as to any Person, (a) any and all shares, interests, participations, rights or other equivalents (however designated, whether voting or non voting) of or interests in corporate or capital stock, including shares of preferred or preference stock of such Person, (b) all partnership interests (whether general or limited) of such Person, (c) all membership interests or limited liability company interests in such Person, (d) all beneficial interests in a trust or similar entity, (e) all other equity or ownership interests in such Person of any other type, and (f) all warrants, rights or options to purchase or otherwise acquire any of the foregoing.
“Guarantor Collateral” is defined in the second recital to this Agreement.
“Insolvency or Liquidation Proceeding” or “Proceeding” means any voluntary or involuntary insolvency, bankruptcy (including any case or proceeding under the Bankruptcy Code), receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors or any other marshalling of assets or liabilities, appointment of a custodian, receiver, trustee or other officer with similar powers or any other case proceeding for the liquidation, dissolution or other winding up of a Person or with respect to a Person or a material portion of any Person’s assets or any other similar case or proceeding.
“Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.
“Lien Enforcement Action” is defined in Section 4(a)(i)(A).
“Obligor Collateral” is defined in the second recital to this Agreement.
“Option and Governance Agreement” is defined in the Subordinated Credit Agreement in effect as of the date hereof.
“Permitted Senior Debt Refinancing Documents” means any financing documentation which replaces the Senior Credit Agreement and the other Senior Debt Documents and pursuant to which the Senior Obligations are Refinanced, as such financing documentation may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement, but specifically excluding any such financing documentation to the extent that it contains, either initially or by amendment or other modification, any terms, conditions, covenants or defaults other than those (a) then existing in the Senior Debt Documents or (b) which could be included in the Senior Debt Documents by an amendment or other modification that would not be prohibited by the terms of this Agreement.
“Permitted Senior Debt Refinancing” means any Refinancing of the Senior Obligations entered into pursuant to the Permitted Senior Debt Refinancing Documents.

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“Permitted Subordinated Debt Conversion” means a conversion of the Subordinated Debt and the Subordinated Debenture into common shares in the capital of BCH in accordance with the terms of the Subordinated Debenture as in effect on the date hereof.
“Permitted Subordinated Debt Payments” means (a) any Permitted Subordinated Debt Refinancing, (b) following the Discharge of Senior Obligations, any repayment of principal under the Subordinated Credit Agreement or the Subordinated Debenture, (c) the Permitted Subordinated Debt Conversion, or (d) any payment or Distribution in respect of the Subordinated Debt which consists solely of (i) payments of interest on the Subordinated Debt which are regularly scheduled payments of interest on the Subordinated Debt due and payable on a non-accelerated basis in accordance with the terms of the Subordinated Debt Documents (including payments of interest on the Subordinated Debt in accordance with Section 9.1(a) of the Option and Governance Agreement), or (ii) payments of fees and reasonable out-of-pocket expenses which are payable according to the terms of the Subordinated Debt Documents, in each case pursuant to the Subordinated Debt Documents as in effect on the date hereof or as modified in accordance with this Agreement.
“Permitted Subordinated Debt Refinancing” means any Refinancing of the Subordinated Debt entered into pursuant to the Permitted Subordinated Debt Refinancing Documents.
“Permitted Subordinated Debt Refinancing Documents” means any financing documentation which replaces the Subordinated Credit Agreement, the Subordinated Debenture and the other Subordinated Debt Documents and pursuant to which all or any portion of the Subordinated Debt is Refinanced, as such financing documentation may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement, but specifically excluding any such financing documentation to the extent that it contains, either initially or by amendment or other modification, any terms, conditions, covenants or defaults other than those (a) then existing in the Subordinated Debt Documents or (b) which could be included in the Subordinated Debt Documents by an amendment or other modification that would not be prohibited by the terms of this Agreement.
“Person” means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.
“Post-Petition Interest” means interest accruing in respect of Senior Obligations after the commencement of any Proceeding by or against any Obligor or any other Senior Obligor, at the rate applicable to such Senior Obligations pursuant to the Senior Debt Documents, and any other interest that would have accrued but for commencement of such proceedings.
“Refinance” shall mean, in respect of any Senior Obligations or Subordinated Debt, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Senior Obligations or Subordinated Debt in whole or in part, whether with the same or different lenders, agents or arrangers. “Refinanced” and “Refinancing” shall have correlative meanings.

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“Reorganization Subordinated Securities” means any debt or equity securities of any Obligor or any other Person that are distributed to a Subordinated Creditor in respect of the Subordinated Debt pursuant to a confirmed plan of reorganization or adjustment and that (a) are subordinated in right of payment to the Senior Obligations (or any debt or equity securities issued in substitution of all or any portion of the Senior Obligations) to at least the same extent as the Subordinated Debt is subordinated to the Senior Obligations, (b) do not have the benefit of any obligation of any Person (whether as issuer, guarantor or otherwise) unless the Senior Obligations has at least the same benefit of the obligation of such Person and (c) do not have any terms, and are not subject to or entitled to the benefit of any agreement or instrument that has terms, that are more burdensome to the issuer of or other obligor on such debt or equity securities than are the terms of the Senior Obligations. For the avoidance of doubt, Equity Interests consisting of common shares in the capital of BCH issued to the Subordinated Creditor pursuant to the Permitted Subordinated Debt Conversion shall not constitute Reorganization Subordinated Securities.
“Senior Agent” is defined in the first paragraph to this Agreement and includes any successor or replacement administrative agent appointed pursuant to the Senior Debt Documents.
“Senior Credit Agreement” is defined in the first recital to this Agreement.
“Senior Creditor” means (a) the Senior Agent and (b) each Senior Lender, and includes, in the case of each of the foregoing, each of its respective successors and assigns.
“Senior Obligor” means BRX, any Obligor or any other Subsidiary of an Obligor that is or becomes a party to a Senior Debt Document.
“Senior Debt Default” means any Senior Payment Default or Senior Non-Payment Default.
“Senior Debt Default Notice” means a written notice from the Senior Agent to the Subordinated Creditor, pursuant to which the Subordinated Creditor is notified of the occurrence of a Senior Debt Default, which notice shall specify in reasonable detail such Senior Debt Default.
“Senior Debt Documents” means (a) prior to the consummation of any Permitted Senior Debt Refinancing, the Senior Credit Agreement and all security agreements, mortgages, guaranties and other agreements, documents and instruments executed from time to time in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement, and (b) on and after the consummation of any Permitted Senior Debt Refinancing, the Permitted Senior Debt Refinancing Documents.

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“Senior Lender” is defined in the first paragraph to this Agreement and includes their respective successors and assigns.
“Senior Non-Payment Default” means any “Default” or “Event of Default” under the Senior Credit Agreement (other than a Senior Payment Default), or any condition or event that, after notice or lapse of time or both, would constitute such an Event of Default (other than a Senior Payment Default) if that condition or event were not cured or removed within any applicable grace or cure period set forth therein.
“Senior Obligations” means, collectively, all obligations, liabilities and indebtedness of every nature of the Obligors or any other Senior Obligor from time to time owed to any Senior Creditor pursuant to the Senior Debt Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the commencement of a Proceeding, together with (i) any amendments, modifications, renewals or extensions thereof to the extent not prohibited by the terms of this Agreement and (ii) any Post-Petition Interest. For purposes of this definition, Senior Obligations under the Senior Debt Documents shall be considered to be outstanding whenever any loan commitment under the Senior Debt Documents is outstanding or otherwise in effect and has not been terminated, whether or not any sums are outstanding in respect of such commitment.
“Senior Payment Default” means any “Default” or “Event of Default” under the Senior Credit Agreement resulting from the failure of any Senior Obligor to pay, on a timely basis, any principal or interest, or any fees or other amounts under the Senior Debt Documents, including, without limitation, any default in payment of Senior Obligations after acceleration thereof, or any condition or event that, after notice or lapse of time or both, would constitute such a payment Event of Default if that condition or event were not cured or removed within any applicable grace or cure period set forth therein.
“Subordinated Debenture” is defined in the third recital to this Agreement.
“Subordinated Debt” means all of the indebtedness and other obligations of the Obligors, their respective subsidiaries and any other guarantor to the Subordinated Creditor evidenced by or incurred pursuant to the Subordinated Credit Agreement or the Subordinated Debenture, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the commencement of a Proceeding.
“Subordinated Debt Default” means a default in the payment of the Subordinated Debt or in the performance of any term, covenant or condition contained in the Subordinated Debt Documents or any other occurrence permitting any Subordinated Creditor to accelerate the payment of all or any portion of the Subordinated Debt.

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“Subordinated Debt Default Notice” means a written notice from any Obligor or any Subordinated Creditor to the Senior Agent, pursuant to which the Senior Agent is notified of the occurrence of a Subordinated Debt Default, which notice shall specify in reasonable detail such Subordinated Debt Default.
“Subordinated Debt Documents” means (a) prior to the consummation of any Permitted Subordinated Debt Refinancing, the Subordinated Credit Agreement, the Subordinated Debenture, the Option and Governance Agreement, any guaranty with respect to the Subordinated Debt, and all security agreements, mortgages, guaranties and other agreements, documents and instruments executed from time to time in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement, and (b) on and after the consummation of any Permitted Subordinated Debt Refinancing, the Permitted Subordinated Debt Refinancing Documents.
“Subsidiary” mean any corporate entity of which more than 50% of the outstanding Equity Interests having ordinary voting power to elect or appoint a majority of the board of directors or similar governing body of such corporate entity is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. For the purpose of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the Equity Interests having ordinary voting power for the election of directors, managing directors, managing general partners or any equivalent body, or (b) veto, direct or cause the direction of the management and policies of such Person.
“UCC” shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.
(b) Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, subject to any restriction on modifying such agreement, document or instrument as set forth in this Agreement, (ii) any reference herein (A) to any person shall be construed to include such person’s successors and assigns and (B) to any Obligor or any other Senior Obligor shall be construed to include such Obligor or such Senior Obligor as debtor and debtor-in-possession and any receiver or trustee for any Obligor or any other Senior Obligor, as the case may be, in any Proceeding, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections shall be construed to refer to Sections of this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
Section 2. Subordination.
(a) Subordination of Subordinated Debt to Senior Obligations. Except as otherwise provided in this Agreement, each Senior Obligor covenants and agrees, and the Subordinated Creditor likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents, that the payment of any and all of the Subordinated Debt shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the prior Payment-In-Full of all Senior Obligations. Each Senior Creditor and any other holder of any Senior Obligations, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired and held such Senior Obligations in reliance upon the provisions contained in this Agreement.

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(b) Liquidation, Dissolution, Bankruptcy. In the event of any Proceeding involving any Obligor:
(i) All Senior Obligations shall first be Paid-In-Full before any Distribution, whether in cash, securities or other property, shall be made to the Subordinated Creditor on account of any Subordinated Debt (other than a distribution of Reorganization Subordinated Securities if the Subordinated Creditor and the Senior Agent shall have entered into such supplements to or modifications to this Agreement as the Senior Agent may request to reflect the continued subordination of the Reorganization Subordinated Securities to the Senior Obligations (or notes or other securities issued in substitution of all or a portion thereof) to the same extent as provided herein).
(ii) Any Distribution, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt (other than a distribution of Reorganization Subordinated Securities if the Subordinated Creditor and the Senior Agent shall have entered into such supplements to or modifications to this Agreement as the Senior Agent may request to reflect the continued subordination of the Reorganization Subordinated Securities to the Senior Obligations (or notes or other securities issued in substitution of all or a portion thereof) to the same extent as provided herein) shall be paid or delivered directly to the Senior Agent (to be held and/or applied by the Senior Agent in accordance with the terms of the Senior Debt Documents) until all of the Senior Obligations have been Paid-In-Full. The Subordinated Creditor irrevocably authorizes, empowers and directs any debtor, debtor-in-possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to the Senior Agent. The Subordinated Creditor also irrevocably authorizes and empowers the Senior Agent, in the name of such Subordinated Creditor, to demand, sue for, collect and receive any and all such Distributions.
(iii) The Subordinated Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Obligations, the Senior Debt Documents, or any liens and security interests or guaranties securing any of the Senior Obligations.
(iv) The Subordinated Creditor shall be entitled to vote its claims in any Insolvency or Liquidation Proceeding so long as the Subordinated Creditor does not (A) challenge any Liens of the Senior Creditors or (ii) challenge or dispute the validity of this Agreement. The Subordinated Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt requested by the Senior Agent in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints the Senior Agent its agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of such Subordinated Creditor promptly to do so prior to ten (10) days before the expiration of the time to file any such proof of claim (if such Subordinated Creditor has failed to file such proof of claim prior to such date) and (ii) vote such claim in any such Proceeding upon the failure of such Subordinated Creditor to do so prior to 15 days before the expiration of the time to vote any such claim (it being agreed that any such Subordinated Creditor may thereafter vote such claim (or change or amend the Senior Agent’s vote)); provided, that the Senior Agent shall have no obligation to execute, verify, deliver, file and/or vote in respect of any such proof of claim; provided, further, that the Senior Agent shall provide to the Subordinated Creditors a copy of any such proof of claim filed by it promptly after making such filing.

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(v) This Agreement shall continue in full force and effect after the commencement of any Insolvency or Liquidation Proceeding (in the event of any Insolvency or Liquidation Proceeding involving a particular Obligor, all references herein to such Obligor shall be deemed to apply to such Obligor as debtor-in-possession and to a trustee for such Obligor’s estate in an Insolvency or Liquidation Proceeding) and shall apply with full force and effect with respect to all collateral acquired by such Obligor and to all Senior Obligations or Subordinated Debt incurred by such Obligor, subsequent to such commencement, if any.
(vi) The Senior Obligations shall continue to be treated as Senior Obligations and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Lenders and the Subordinated Creditor even if all or part of the Senior Obligations or the security interests or liens securing the Senior Obligations are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any holder of Senior Obligations or any representative of such holder.
(vii) Nothing contained herein shall prohibit or in any way limit the Senior Agent or the Senior Creditors from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Subordinated Creditor or any Person acting on behalf thereof.
(c) Subordinated Debt Payment Restrictions.
(i) Notwithstanding the terms of the Subordinated Debt Documents, each Obligor hereby agrees that it may not make, and the Subordinated Creditor hereby agrees that it will not accept, any Distribution with respect to the Subordinated Debt until the Senior Obligations are Paid-In-Full, other than Permitted Subordinated Debt Payments subject, with respect to any payment made while a Proceeding is pending in respect of any Obligor, to the terms of Section 2(b) of this Agreement; provided that each Obligor and each Subordinated Creditor further agrees that no Permitted Subordinated Debt Payment (other than a Permitted Subordinated Debt Conversion) may be made by any Obligor or accepted by such Subordinated Creditor if, at the time of such payment:
(A) such Subordinated Creditor shall have received a Senior Debt Default Notice stating that a Senior Payment Default exists and such Senior Payment Default shall not have been cured or waived; or
(B) (1) such Subordinated Creditor shall have received a Senior Debt Default Notice stating that a Senior Non-Payment Default exists or would be created by the making of such payment, (2) such Senior Non-Payment Default shall not have been cured or waived and (3) 180 days shall not have elapsed since the date such Senior Debt Default Notice was received.
(ii) The Obligors may resume making Permitted Subordinated Debt Payments (and may make any Permitted Subordinated Debt Payments missed due to the application of Section 2(c)(i)) in respect of the Subordinated Debt or any judgment with respect thereto:

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(A) in the case of a Senior Payment Default referred to in Section 2(c)(i)(A), upon the earlier to occur of (1) a cure or waiver thereof or (2) the expiration of such period of 180 days from the date such Senior Debt Default Notice was received provided that no Senior Creditor shall have initiated an Enforcement Action or Lien Enforcement Action on or before the expiration of such 180-day period; or
(B) in the case of a Senior Non-Payment Default referred to in Section 2(c)(i)(B), upon the earlier to occur of (1) the cure or waiver of such Senior Non-Payment Default or (2) the expiration of such period of 180 days from the date such Senior Debt Default Notice was received provided that no Senior Creditor shall have initiated an Enforcement Action or Lien Enforcement Action on or before the expiration of such 180-day period.
(iii) For the purposes of this Section 2(c), no Senior Debt Default shall be deemed to have been waived unless and until the Obligors shall have received written confirmation thereof from the Senior Agent.
(iv) In the event the Subordinated Creditor shall not have exercised the Permitted Subordinated Debt Conversion on or before the maturity date of the Subordinated Debt and the Subordinated Debt shall remain outstanding on such maturity date, so long as no Senior Debt Default shall have occurred or be continuing (other than a Senior Debt Default resulting from the failure to pay the Subordinated Debt on such maturity date) (A) the Obligors may pay interest (including default interest, if any) to the Subordinated Creditor and (B) the Senior Creditors shall use their commercially reasonable efforts, acting in good faith, to reach an agreement with the Subordinated Creditor and the Senior Obligors to an amortization schedule in respect of the principal portion of the Subordinated Debt.
(d) Subordinated Debt Standstill Provisions.
(i) Until the Senior Obligations are Paid-In-Full, the Subordinated Creditor shall not take any Enforcement Action with respect to the Subordinated Debt.
Notwithstanding the foregoing, the Subordinated Creditor may file proofs of claim against any Obligor and vote such claims in any Proceeding involving such Obligor. Any Distributions or other proceeds of any Enforcement Action obtained by the Subordinated Creditor shall in any event be held in trust by it for the benefit of the Senior Agent and the other Senior Creditors and promptly paid or delivered to the Senior Agent for the benefit of the Senior Creditors in the form received until all Senior Obligations are Paid-In-Full.
(ii) Notwithstanding anything contained herein to the contrary, if following the acceleration of the Senior Obligations by the Senior Creditors such acceleration is rescinded (whether or not any existing Senior Debt Default has been cured or waived), then all Enforcement Actions taken by the Subordinated Creditor shall likewise be rescinded if such Enforcement Actions are based solely on the acceleration of the Senior Obligations.
(iii) Notwithstanding anything herein to the contrary, no provision herein shall prevent the Subordinated Creditor from (i) taking any action described in clause (b) of the definition of “Enforcement Action” strictly to the extent necessary to prevent any claim becoming time-barred as a result of any applicable statute of limitation or similar restriction on claims or (ii) seeking specific performance to compel the Obligors to comply with an obligation under the Subordinated Debt Documents, so long as it is not accompanied by a claim for monetary damages.

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(e) Incorrect Payments. If any Distribution on account of the Subordinated Debt not permitted to be made by any Obligor or accepted by the Subordinated Creditor under this Agreement is made and received by the Subordinated Creditor, such Distribution shall be held in trust by such Subordinated Creditor for the benefit of the Senior Agent and the other Senior Creditors and shall be promptly paid over to the Senior Agent for application (in accordance with the Senior Debt Documents) to the payment of the Senior Obligations then remaining unpaid, until all of the Senior Obligations are Paid-In-Full.
(f) Subordination of Liens and Security Interests; Agreement Not to Contest. Until the Senior Obligations have been Paid-In Full, any liens and security interests of the Subordinated Creditor in the Obligor Collateral or that may exist in breach of such Subordinated Creditor’s agreement pursuant to Section 3 or Section 4 of this Agreement or otherwise shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of the Senior Agent and the other Senior Creditors in the Obligor Collateral, regardless of the time, manner or order of perfection of any such liens and security interests. The Subordinated Creditor agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Senior Obligations, the Senior Debt Documents, or the liens and security interests of the Senior Agent or any other Senior Creditor in the Collateral.
(g) Sale, Transfer or other Disposition of Subordinated Debt.
(i) The Subordinated Creditor shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document, or any interest therein (provided that the Subordinated Creditor may pledge and create a security interest its rights, title and interest in, to and under the Subordinated Debt and one or more of Subordinated Debt Documents in favor Royal Bank of Canada, as administrative agent (or any successor administrative agent) (“RBC”) in accordance with the $90 million senior credit agreement, dated as of April 26, 2007, as amended (the “RBC Credit Facility”), by and among the Subordinated Creditor, the lenders party thereto and RBC) (A) without giving prior written notice of such action to the Senior Agent, and (B) unless, prior to the consummation of any such action, the transferee thereof (including, without limitation, RBC in the event ownership of the Subordinated Creditor’s rights, title and interest in, to and under such collateral is transferred to RBC in connection with the exercise of RBC’s rights and remedies in respect of the RBC Credit Facility) shall execute and deliver to the Senior Agent an agreement substantially identical to this Agreement, providing for the continued subordination of the Subordinated Debt to the Senior Obligations as provided herein and for the continued effectiveness of all of the rights of the Senior Agent and the other Senior Creditors arising under this Agreement.
(ii) Notwithstanding the failure of any transferee to execute or deliver an agreement substantially identical to this Agreement, the Subordinated Creditor shall ensure that the subordination effected hereby survives any such prohibited sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt, and the terms of this Agreement shall be binding upon the successors and assigns of such Subordinated Creditor, as provided in Section 16 hereof.

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(h) Legends. Until the termination of this Agreement in accordance with Section 23 hereof, the Subordinated Creditor will cause to be clearly, conspicuously and prominently inserted on the face of the Subordinated Credit Agreement, the Subordinated Debenture and each other Subordinated Debt Document, the following legend:
“This document and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated as of January 31, 2008 among ALLIS-CHALMERS ENERGY INC. (the “Subordinated Creditor”), STANDARD BANK PLC, as the Senior Agent for the Senior Creditors identified therein (the “Senior Agent”) and acknowledged by BCH LTD, a corporation organized and existing under the laws of the Province of Alberta, Canada (“BCH”) and BCH ENERGY DO BRASIL SERVIÇOS DE PETRÓLEO LTDA., a company organized and existing under the laws of Brazil (“BCH Brazil”, and together with BCH, collectively, the “Obligors”), and BRAZALTA RESOURCES CORP., to all amounts (including principal, interest and fees) owed by the Obligors pursuant to that certain Credit Agreement dated as of June 26, 2007, among the Obligors, the Senior Agent and the Senior Creditors, as such Credit Agreement (subject to the terms of the Subordination Agreement) has been and hereafter may be amended, supplemented, restated or otherwise modified from time to time; and each holder of this document, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement. Notwithstanding anything herein to the contrary, the lien and security interest, if any, granted pursuant to this document and the exercise of any right or remedy by the grantee hereunder are subject to the provisions of the Subordination Agreement. In the event of any conflict between the terms of the Subordination Agreement and this document, the terms of the Subordination Agreement shall govern and control”
(i) Reliance. Other than any reliance on the terms of this Agreement, the Senior Agent, on behalf of itself and the Senior Creditors under the Senior Debt Documents, acknowledges that it and such Senior Creditors have, independently and without reliance on the Subordinated Creditor, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such Senior Debt Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Senior Debt Documents or this Agreement. The Subordinated Creditor acknowledges that it has, independently and without reliance on the Senior Creditors, and based on documents and information deemed by it appropriate, made its own credit analysis and decision to enter into each of the Subordinated Debt Documents and be bound by the terms of this Agreement and it will continue to make its own credit decision in taking or not taking any action under the Subordinated Debt Documents or this Agreement
(j) Obligations Hereunder Not Affected. All rights and interest of the Senior Creditors and the Senior Agent hereunder, and all agreements and obligations of the Subordinated Creditor, and each Obligor and each other Senior Obligor, shall (subject in any case to Sections 3(a) and 3(b)) remain in full force and effect irrespective of:
(i) any lack of validity or enforceability of any Senior Debt Documents or any Subordinated Debt Documents, or any lack of perfection of any Lien held by the Senior Agent or the Subordinated Creditor;
(ii) Except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Obligations or Subordinated Debt, or any other amendment or waiver or modification of the terms of any Senior Debt Document or Subordinated Debt Document;

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(iii) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Subordinated Debt or any guarantee thereof;
(iv) any failure of any Senior Creditor or the Senior Agent to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement, the Senior Credit Agreement or any other Senior Debt Document;
(v) any reduction, limitation, impairment or termination of the Senior Obligations for any reason (other than the defense of payment in full of the Senior Obligations), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Obligor and Senior Obligor and each Subordinated Creditor hereby waive any right to or claim of) any defense (other than the defense of payment in full of the Senior Obligations) or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Obligations;
(vi) the commencement of any Insolvency or Liquidation Proceeding in respect of any Obligor or Senior Obligor; and
(vii) any other circumstance which might otherwise constitute a defense (other than the defense of payment in full of the Senior Obligations) available to, or a discharge of, any Obligor or Senior Obligor or the Subordinated Creditor in respect of this Agreement.
This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any Senior Creditor or the Senior Agent upon the insolvency, bankruptcy or reorganization of any Obligor or Senior Obligor or otherwise, all as though such payment had not been made. The Subordinated Creditor acknowledges and agrees that the Senior Creditors and the Senior Agent may in accordance with the terms of the Senior Credit Agreement, without notice or demand and without affecting or impairing the Subordinated Creditors’ obligations hereunder, but subject to Sections 3(a) and 3(b), from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Obligations or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Obligations and exchange, enforce, foreclose upon, waive and release any such security; (iii) subject to compliance with applicable laws, apply such security and direct the order or manner of sale thereof as the Senior Agent and the Senior Creditors in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against any Obligor or Senior Obligor or any other Person.
(k) Permitted Subordinated Debt Conversion. Nothing in this Agreement shall prohibit or restrict the Permitted Subordinated Debt Conversion by the Subordinated Creditor at any time.

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Section 3. Lien Priorities.
(a) Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Subordinated Debt granted on the Obligor Collateral or of any Liens securing the Senior Obligations granted on the Obligor Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Subordinated Debt Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the Senior Obligations or any other circumstance whatsoever, the Subordinated Creditor hereby agrees that:
(i) any Lien on the Obligor Collateral securing any Senior Obligations now or hereafter held by or on behalf of any Senior Creditor or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Obligor Collateral securing any Subordinated Debt;
(ii) any Lien on the Obligor Collateral securing any Subordinated Debt now or hereafter held by or on behalf of the Subordinated Creditor or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Obligor Collateral securing any Senior Obligations; and
(iii) all Liens on the Obligor Collateral securing any Senior Obligations shall be and remain senior in all respects and prior to all Liens on the Obligor Collateral securing any Subordinated Debt for all purposes, whether or not such Liens securing any Senior Obligations are subordinated to any Lien securing any other obligation of the Obligors, any other Senior Obligor or any other person.
(b) Prohibition on Contesting Liens. Each of the Subordinated Creditor, and the Senior Agent, for itself and on behalf of each Senior Creditor, agrees that it will not (and hereby waives any right to) contest or support any other person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, perfection, validity or enforceability of a Lien held by or on behalf of any of the Senior Creditors in the Collateral or by or on behalf of the Subordinated Creditor in the Obligor Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Senior Creditors to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Senior Obligations as provided in Sections 3(a) and 4(a).
(c) No New Liens. So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Obligor or any Senior Obligor, the parties hereto and the Obligors and Senior Obligors agree that the Obligors and Senior Obligors shall not grant or permit any additional Liens on any asset or property to secure any Subordinated Debt unless it has granted or concurrently grants a Lien on such asset or property to secure the Senior Obligations which shall be senior to the Lien securing the Subordinated Debt as provided in Section 3(a).
To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Senior Agent and/or the Senior Lenders, the Subordinated Creditor agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 3(c) shall be subject to Section 5(b).

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(d) Similar Liens and Agreements. The parties hereto agree that it is their intention that the Obligor Collateral securing the Senior Obligations and the Subordinated Debt be identical to the extent that the Obligor Collateral constitutes a Lien on (i) all right, title and interest of BCH in, to and under present and after-acquired real and personal property of BCH and (ii) all right, title and interest of BCH Brazil in all insurance policies assigned to the Subordinated Creditor in accordance with the Subordinated Debt Documents (it being understood and agreed that, other than specifically identified in these clauses (i) and (ii), there shall exist no other Liens on the Collateral in favor of the Subordinated Creditor for so long as this Agreement is in effect). In furtherance of the foregoing and of Section 13(a), the parties hereto agree, subject to the other provisions of this Agreement:
(i) upon request by the Senior Agent or the Subordinated Creditor, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Obligor Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Senior Debt Documents and the Subordinated Debt Documents; and
(ii) that the documents and agreements creating or evidencing the Obligor Collateral, subject to the final sentence of Section 7(a), shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Obligations thereunder.
Section 4. Enforcement
(a) Exercise of Remedies.
(i) Until the Discharge of Senior Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Obligor or Senior Obligor, the Subordinated Creditor:
(A) will not exercise or seek to exercise any rights or remedies with respect to any Obligor Collateral or take possession of, sell or otherwise realize (judicially or non judicially) upon any of the Obligor Collateral (including, without limitation, through the notification of account debtors or the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Subordinated Creditor is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure) (any such action, a “Lien Enforcement Action);
(B) will not contest, protest or object to any foreclosure proceeding or action brought by the Senior Agent or any Senior Creditor or any other exercise by the Senior Agent or any Senior Creditor of any rights and remedies relating to the Obligor Collateral under the Senior Debt Documents or otherwise; and
will not object to the forbearance by the Senior Agent or the Senior Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Obligor Collateral.
(ii) Until the Discharge of Senior Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Obligor or Senior Obligor, the Senior Agent and the Senior Creditors shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Obligor Collateral without any consultation with or the consent of the Subordinated Creditor. The Senior Agent shall provide at least five (5) days notice to the Subordinated Creditor of its intent to

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exercise and enforce its rights or remedies with respect to the Obligor Collateral. In exercising rights and remedies with respect to the Obligor Collateral, the Senior Agent and Senior Creditors may enforce the provisions of the Senior Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by the Senior Agent or the Senior Creditors to sell or otherwise dispose of Obligor Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.
(iii) Notwithstanding the foregoing, the Subordinated Creditor may:
(A) file a claim or statement of interest with respect to the Subordinated Debt; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Obligor;
(B) take any action (not adverse to the priority status of the Liens on the Obligor Collateral securing the Senior Obligations, or the rights of any Senior Creditor to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Obligor Collateral;
(C) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Subordinated Creditor, including any claims secured by the Obligor Collateral, if any, in each case in accordance with the terms of this Agreement;
(D) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, otherwise in accordance with the terms of this Agreement, with respect to the Subordinated Debt; and
(E) exercise any Lien Enforcement Action with respect to the Collateral after the Discharge of the Senior Obligations.
The Subordinated Creditor agrees that it will not take or receive any Obligor Collateral or any proceeds of Obligor Collateral in connection with the exercise of any Lien Enforcement Action in its capacity as a creditor, unless and until the Discharge of Senior Obligations has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Obligations has occurred, except as expressly provided in Section 4(a) and this Section 4(a)(iii), the sole right of the Subordinated Creditor with respect to the Obligor Collateral is to hold a Lien on the Obligor Collateral pursuant to the Subordinated Debenture for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Senior Obligations has occurred.
(iv) Subject to Sections 4(a)(i) and (iii):
(A) the Subordinated Creditor agrees that it will not take any action that would hinder any exercise of remedies under the Senior Debt Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Obligor Collateral, whether by foreclosure or otherwise;

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(B) the Subordinated Creditor hereby waives any and all rights it may have as a junior lien creditor or otherwise to object to the manner in which the Senior Agent or Senior Creditors seek to enforce or collect the Senior Obligations or the Liens securing the Senior Obligations granted in any of the Senior Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Senior Agent or Senior Creditors is adverse to the interest of the Subordinated Creditor; and
(C) the Subordinated Creditor hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Subordinated Debt Documents other than this Agreement) shall be effective to restrict or deemed to restrict in any way the rights and remedies of the senior Agent or the Senior Creditors with respect to the Obligor Collateral as set forth in this Agreement and the Senior Debt Documents.
(v) Except as specifically set forth in Sections 4(a)(i) and (iv), the Subordinated Creditor may exercise rights and remedies as unsecured creditors against the Obligors in accordance with the terms of the Subordinated Debt Documents and applicable law; provided that in the event that the subordinated Creditor becomes a judgment Lien creditor in respect of Obligor Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Subordinated Debt, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Senior Obligations) as the other Liens securing the Subordinated Debt are subject to this Agreement.
(vi) Except as specifically set forth in Sections 2, 4(a)(i) and (iv), nothing in this Agreement shall prohibit the receipt by the Subordinated Creditor of the required payments of interest, principal and other amounts owed in respect of the Subordinated Debt so long as such receipt is not the direct or indirect result of the exercise by the Subordinated Creditor of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Senior Agent or the Senior Creditors may have with respect to the Obligor Collateral.
Section 5. Payments.
(a) Application of Proceeds. So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Obligor or Senior Obligor, all Obligor Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection or realization on, such Obligor Collateral upon the exercise of any rights or remedies by the Senior Agent or Senior Creditors, shall be applied by the Senior Agent first to the Senior Obligations in such order as specified in the relevant Senior Debt Documents. Upon the Discharge of Senior Obligations, any remaining Obligor Collateral or proceeds thereof shall be delivered to the Subordinated Creditor in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Subordinated Creditor to the Subordinated Debt in such order as specified in the Subordinated Debt Documents.
(b) Payments Over. So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Obligors or Senior Obligors, any Obligor Collateral or proceeds thereof received by the Subordinated Creditor in connection with the exercise of any right or remedy (including set-off) relating to the Obligor Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Agent for the benefit of the Senior Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Agent is hereby authorized to make any such endorsements as agent for the Subordinated Creditor. This authorization is coupled with an interest and is irrevocable until the Discharge of Senior Obligations.

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Section 6. Other Agreements.
(a) Releases.
(i) If in connection with the exercise of the Senior Agent’s rights and remedies in respect of the Obligor Collateral provided for in Section 4(a)(ii), the Senior Agent, for itself or on behalf of any of the Senior Creditors, releases any of its Liens on any part of the Obligor Collateral or releases any guarantor from its obligations under its guarantee of the Senior Obligations, then the Liens, if any, of the Subordinated Creditor on such Obligor Collateral, and the obligations of such guarantor under its guarantee of the Subordinated Debt, shall be automatically, unconditionally and simultaneously released without any action on the part of the Subordinated Creditor . The Subordinated Creditor promptly shall execute and deliver to the Senior Agent or such guarantor such termination statements, releases and other documents as the Senior Agent or such guarantor may request to effectively confirm such release.
(ii) If in connection with any sale, lease, exchange, transfer or other disposition of any Obligor Collateral (collectively, a “Disposition”) permitted under the terms of the Senior Debt Documents and the Subordinated Debt Documents (other than in connection with the exercise of the Senior Agent’s rights and remedies in respect of the Obligor Collateral provided for in Section 4(a)(ii)), the Senior Agent, for itself or on behalf of any of the Senior Creditors, releases any of its Liens on any part of the Obligor Collateral, or releases any guarantor from its obligations under its guarantee of the Senior Obligations, in each case other than in connection with the Discharge of Senior Obligations, then the Liens, if any, of the Subordinated Creditor , on such Obligor Collateral, and the obligations of such guarantor under its guarantee of the Subordinated Debt, shall be automatically, unconditionally and simultaneously released without any action on the part of the Subordinated Creditor. The Subordinated Creditor promptly shall execute and deliver to the Senior Agent or such guarantor such termination statements, releases and other documents as the Senior Agent or such guarantor may request to effectively confirm such release.
(iii) Until the Discharge of Senior Obligations occurs, the Subordinated Creditor hereby irrevocably constitutes and appoints the Senior Agent and any officer or agent of the Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Subordinated Creditor in the Senior Agent’s own name, from time to time in the Senior Agent’s discretion, for the purpose of carrying out the terms of this Section 6, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 6, including any endorsements or other instruments of transfer or release.
(b) Insurance. Unless and until the Discharge of Senior Obligations has occurred, the Senior Agent and the Senior Creditors shall have the sole and exclusive right, subject to the rights of the Obligors under the Senior Debt Documents, to adjust settlement for any property or casualty insurance policy covering the Obligor Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Obligor Collateral. Unless and until the Discharge of Senior Obligations has occurred, and subject to the rights of the Obligors under the Senior Debt Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Obligor

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Collateral shall be paid to the Senior Agent for the benefit of the Senior Creditors pursuant to the terms of the Senior Debt Documents and thereafter, to the extent no Senior Obligations are outstanding, and subject to the rights of the Obligors under the Subordinated Debt Documents, to the Subordinated Creditor to the extent required under the Subordinated Debt Documents and then, to the extent no Subordinated Debt is outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Senior Obligations has occurred, if the Subordinated Creditor shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and promptly pay such proceeds over to the Senior Agent in accordance with the terms of Section 6(b).
(c) No Waiver of Lien Priorities. No right of the Senior Agent, the Senior Creditors or any of them to enforce any provision of this Agreement or any Senior Debt Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor or Senior Obligor or by any act or failure to act by any Senior Creditor or Senior Agent, or by any noncompliance by any person with the terms, provisions and covenants of this Agreement, any of the Senior Debt Documents or any of the Subordinated Debt Documents, regardless of any knowledge thereof which the Senior Agent or the Senior Creditors, or any of them, may have or be otherwise charged with.
(d) Purchase Rights. Without prejudice to the enforcement of the Senior Creditors’ remedies, the Senior Creditors agree that, within 30 days following receipt by the Subordinated Creditor of a Senior Debt Default Notice in respect of a payment or bankruptcy default under the Senior Credit Agreement or an acceleration of the Senior Obligations in accordance with the terms of the Senior Credit Agreement, the Subordinated Creditor will have the option to purchase the entire aggregate amount of outstanding Senior Obligations (including unfunded commitments under the Senior Credit Agreement) at par plus any applicable prepayment premium, without warranty or representation or recourse, on a pro rata basis across the Senior Creditors; provided that written notice of the exercise of such purchase right shall have been provided to the Senior Agent and all amounts payable in connection with such purchase shall have been paid in full within such 30-day period. If the Subordinated Creditor elects to exercise such right, it shall be exercised pursuant to documentation mutually acceptable to each of the Senior Agent and the Subordinated Creditor, acting reasonably.
Section 7. Modifications.
(a) Modifications to Senior Debt Documents. The Senior Creditors may at any time and from time to time without the consent of or notice to any Subordinated Creditor, without incurring liability to the Subordinated Creditor and without impairing or releasing the obligations of the Subordinated Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Obligations, or amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Obligations. The Senior Debt Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Senior Credit Agreement may be Refinanced, in each case, without notice to, or the consent of the Subordinated Creditor, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that the holders of such Refinancing debt (or a duly authorized agent on their behalf) bind themselves in a writing addressed to the Subordinated Creditor to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not, without the consent of the Subordinated Creditor contravene the provisions of this Agreement. In the event any Senior Creditor and the relevant Obligor enter into any amendment, waiver or consent in respect of any of the Senior Debt Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Debt Document relating to the Obligor Collateral or changing in any manner the rights of the Senior Agent, the Senior Creditors, the Obligors or any other Senior Obligor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the comparable Subordinated Debt Document without the consent of the Subordinated Creditor or any Obligor provided that no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of the Subordinated Debt Documents, except to the extent that a release of such Lien is permitted or required by Section 6(a) above.

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(b) Modifications to Subordinated Debt Documents. Until the Senior Obligations have been Paid-In-Full, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, the Subordinated Creditor shall not, without the prior written consent of the Senior Agent, agree to any amendment, modification or supplement to the Subordinated Debt Documents the effect of which is to (i) increase the maximum principal amount of the Subordinated Debt or rate of interest on any of the Subordinated Debt, (ii) change the dates upon which payments of principal or interest on the Subordinated Debt are due, (iii) add any event of default or any covenant with respect to the Subordinated Debt or make any change to any event of default or covenant which would have the effect of making such event of default or covenant more restrictive, (iv) change any redemption or prepayment provisions of the Subordinated Debt, (v) alter (or purport or attempt to alter) the subordination provisions with respect to the Subordinated Debt, including, without limitation, subordinating the Subordinated Debt to any other indebtedness, (vi) change any collateral therefor (other than to release collateral), (vii) contravene the provisions of this Agreement) or (viii) change or amend any other term of the Subordinated Debt Documents if such change or amendment would result in a Senior Debt Default, increase the obligations of any Obligor or confer additional material rights on such Subordinated Creditor or any other holder of the Subordinated Debt in a manner adverse to any Obligor or Senior Obligor or the Senior Creditors.
Section 8. Representations and Warranties.
(a) Representations and Warranties of Subordinated Creditor. The Subordinated Creditor hereby represents and warrants to the Senior Agent and the other Senior Creditors, as to itself, that as of the date hereof: (i) the Subordinated Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (ii) the execution of this Agreement by such Subordinated Creditor will not violate or conflict with the organizational documents of such Subordinated Creditor, any material agreement binding upon such Subordinated Creditor or any law, regulation or order or require any consent or approval which has not been obtained; (iii) this Agreement is the legal, valid and binding obligation of such Subordinated Creditor, enforceable against such Subordinated Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles; (iv) such Subordinated Creditor is the sole owner, beneficially and of record, of the Subordinated Debt held by it.
(b) Representations and Warranties of the Senior Agent. The Senior Agent hereby represents and warrants to the Subordinated Creditor that as of the date hereof: (i) the Senior Agent has the power and authority on its own behalf and on behalf of each Senior Creditor to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (ii) the execution of this Agreement by the Senior Agent will not violate or conflict with the organizational documents of the Senior Agent, any material agreement binding upon the Senior Agent or any law, regulation or order or require any consent or approval which has not been obtained; and (iii) this Agreement is the legal, valid and binding obligation of the Senior Agent, enforceable against the Senior Agent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.

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(c) No Warranties or Liability. The Senior Agent, on behalf of itself and the Senior Creditors under the Senior Debt Documents, acknowledges and agrees that the Subordinated Creditor has made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Subordinated Debt Documents, the ownership of any Obligor Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Subordinated Creditor will be entitled to manage and supervise its respective loans and extensions of credit under the Subordinated Debt Documents in accordance with law and as it may otherwise deem appropriate. Except as otherwise provided herein, the Subordinated Creditor acknowledges and agrees that the Senior Agent and the Senior Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Debt Documents, the ownership of any Obligor Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Senior Creditors will be entitled to manage and supervise their respective loans and extensions of credit under their respective Senior Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Subordinated Creditor shall have no duty to the Senior Agent and Senior Creditors, and the Senior Agent and the Senior Creditors shall have no duty to the Subordinated Creditor, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Obligors or Senior Obligor or any other grantor or guarantor (including the Senior Debt Documents and the Subordinated Debt Documents), regardless of any knowledge thereof which they may have or be charged with.
Section 9. Subrogation. Until all Senior Obligations have been Paid-In-Full, the Subordinated Creditor shall be subrogated to the rights of the Senior Agent and the Senior Creditors to receive Distributions with respect to the Senior Obligations until the Subordinated Debt is paid in full. The Subordinated Creditor agrees that in the event that all or any part of a payment made with respect to the Senior Obligations is recovered from the holders of the Senior Obligations in a Proceeding or otherwise, any Distribution received by such Subordinated Creditor with respect to the Subordinated Debt at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Agreement or otherwise, shall be deemed to have been received by such Subordinated Creditor in trust as property of the holders of the Senior Obligations and such Subordinated Creditor shall forthwith deliver the same to the Senior Agent for the benefit of the Senior Creditors for application to the Senior Obligations until the Senior Obligations are Paid-In-Full. A Distribution made pursuant to this Agreement to the Senior Agent or the Senior Creditors which otherwise would have been made to such Subordinated Creditor is not, as between the Obligors and such Subordinated Creditor, a payment by the Obligors to or on account of the Senior Obligations for purposes of determining whether a right of subrogation exists hereunder. The Subordinated Creditor hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred. The Obligors and Senior Obligor acknowledge and agree that the value of any payments or distributions in cash, property or other assets received by the Subordinated Creditor that are paid over to the Senior Agent or Senior Creditors pursuant to this Agreement shall not reduce any of the Subordinated Debt.
Section 10. Application of Payments. All payments received by the Senior Agent or the Senior Creditors may be applied, in whole or in part, to such part of the Senior Obligations provided for in the Senior Debt Documents. The Subordinated Creditor assents to any extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Senior Debt Obligations and to the addition or release of any other person primarily or secondarily liable therefor.

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Section 11. Specific Performance. The Senior Agent and each Senior Creditor may demand specific performance of this Agreement. The Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Senior Agent or the Senior Creditors.
Section 12. Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by the Senior Agent and the Subordinated Creditor, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Notwithstanding the foregoing, none of the Senior Obligors shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are adversely affected. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.
Section 13. Conditions Subsequent; Further Assurances.
(a) Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.
(b) The continuing effectiveness of this Agreement is subject to the following conditions:
(i) Within 30 days of the date hereof, the parties hereto shall enter into a subordination agreement to be governed by the laws of the Republic of Brazil, on substantially the same terms as this Agreement and otherwise reasonably satisfactory to the Senior Agent; and
(ii) Within 30 days of the date hereof, the parties hereto shall enter into a subordination agreement to be governed by the laws of the Province of Alberta, Canada, on substantially the same terms as this Agreement and otherwise reasonably satisfactory to the Senior Agent.
Section 14. Notices. Unless otherwise specifically provided herein, any notice delivered under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or certified or registered United States mail and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission (receipt electronically confirmed) if transmitted on a Business Day before 12 p.m. Noon (New York City time) or, if not, on the next succeeding business day; or (c) if delivered by overnight courier, one (1) business day after delivery to such courier properly addressed.
Notices shall be addressed as follows:
If to the Senior Agent / Senior Lenders:
Standard Bank PLC, as Senior Agent
320 Park Avenue, 19th Floor
New York, NY 10022

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USA
Attention: Malena Funegra
Tel: +1 (212) 407-5125
Fax: +1 (212) 407-5178
Email: malena.funegra@standardbank.com
With a copy to: Martin Revoredo
Tel:+1 (212) 407-5031
Fax: +1 (212) 407-5178
If to Allis-Chalmers Energy Inc.
Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, Texas 77056
Attention: Theodore F. Pound III
Fax: 281.768.3891
Email: tpound@alchenergy.com
If to the Obligors or BRX:
c/o BrazAlta Resources Corp.
500, 816 – 7th Ave SW
Calgary, AB
T2P 1A1
Canada
Attention: Craig Nieboer
Tel: +1 (403) 237 9925
Fax: +1(403) 265 4160
E-mail: cnieboer@brazalta.com
or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 14.
Section 15. Several Obligations. The obligations of the Senior Creditors hereunder are several, not joint, and no Senior Creditor shall be liable, directly or indirectly, for any act or omission of any other Senior Creditor.
Section 16. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Senior Agent, the Senior Creditors, the Subordinated Creditor and each Obligor and Senior Obligor. To the extent permitted under the Senior Debt Documents, the Senior Creditors may, from time to time, without notice to the Subordinated Creditor, assign or transfer any or all of the Senior Obligations or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior

23

Obligations shall, subject to the terms hereof, be and remain Senior Obligations for purposes of this Agreement, and every permitted assignee or transferee of any of the Senior Obligations or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Obligations, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto. The Senior Agent shall give written notice to the Subordinated Creditor on a timely basis as to any appointment of a successor Senior Agent.
Section 17. Relative Rights. This Agreement shall define the relative rights of the Senior Agent, the Senior Creditors and the Subordinated Creditor. Nothing in this Agreement shall (a) impair, as between the Obligors, the Senior Obligors and the Senior Agent and the Senior Creditors and as between the Obligors and the Subordinated Creditor, the obligation of the Obligors with respect to the payment of the Senior Obligations and the Subordinated Debt, as the case may be, in accordance with their respective terms or (b) affect the relative rights of the Senior Agent, the Senior Creditors or the Subordinated Creditors with respect to any other creditors of the Obligors or Senior Obligors.
Section 18. No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Senior Creditors and Subordinated Creditor. None of the Senior Obligors shall have any rights hereunder and none of the Senior Obligors may rely on any of the terms hereof.
Section 19. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.
Section 20. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.
Section 21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 22. Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.
Section 23. Continuation of Subordination; Termination of Agreement. This Agreement shall remain in full force and effect until all of the Senior Obligations have been Paid-In-Full, after which this Agreement shall terminate without further action on the part of the parties hereto.
Section 24. Option and Governance Agreement; Pledged BCH Shares; Distributions to BRX.
(a) Notwithstanding anything in this Agreement, the Subordinated Creditor hereby agrees that (i) the exercise of the Subordinated Creditor’s option to purchase from BRX the Equity Interests in BCH held by or on behalf of BRX in accordance with the terms of the Option and Governance Agreement (including without limitation the provisions of Article VIII thereof) shall not be permitted without the prior written consent of the Senior Creditors, (ii) the ESOP Options and ESOP Shares (each as defined in the Option and Governance Agreement) may not be repurchased by BCH without the prior written consent of the Senior Creditors, (iii) no Option Notice (as defined in the Option and Governance Agreement) shall be issued without the prior written consent of the Senior Creditors and (iv) no Change in Control (as defined in the Senior Credit Agreement) shall occur as a result of the operation of Article VIII or Section 10.2 of the Option and Governance Agreement without the prior written consent of the Senior Creditors.

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(b) Notwithstanding any provision to the contrary in any Subordinated Debt Document, none of the Subordinated Debt Documents shall impair (i) the Lien and security interest of the Senior Agent, for the benefit of the Senior Creditors, in BRX’s right, title and interest in, to and under the equity interests of BCH pledged to the Senior Agent or (ii) the warrants issued by BCH to the Senior Agent.
(c) Notwithstanding anything contained in this Agreement or in any Subordinated Debt Document, no Distributions shall be made to BRX from any Obligor (including, without limitation, Distributions pursuant to clause (b) or clause (c) of Section 9.1 of the Option and Governance Agreement) without the prior written consent of the Senior Creditors.
Section 25. Applicable Law; Jurisdiction; Consent to Service of Process.
(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State court or in any such Federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 26. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 25.

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Section 27. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from a party (the “payor”) under this Agreement in US Dollars (the “specified currency”) into another currency, the parties agree that the rate of exchange used shall be that at which in accordance with normal banking procedures the party to which such sum is due (the “payee”)could purchase the specified currency with such other currency on the business day preceding that on which final judgment is given. The obligation of the payor in respect of any such sum due to the payee shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the business day following receipt by the payee of any sum adjudged to be so due in such other currency, the payee may in accordance with normal banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to the payee in the specified currency, the payor shall, as a separate obligation and notwithstanding any such judgment, indemnify the payee against such loss, and if the amount of the specified currency so purchased exceeds the amount originally due to the payee in the specified currency, the payee agrees to remit such excess (less remittance costs) to the payor.
[Remainder of page left blank intentionally]

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IN WITNESS WHEREOF, the Subordinated Creditor, each Obligor and Senior Obligor and the Senior Agent have caused this Agreement to be executed (or acknowledged) as of the date first above written.

STANDARD BANK PLC, as the Senior Agent on behalf of itself and each other Senior Creditor
By:
Name:
Title:

ALLIS-CHALMERS ENERGY INC., as Subordinated Creditor
By:
Name:
Title:

[Acknowledgment of Obligors and Senior Obligor follows]

Acknowledgment of Obligors and Senior Obligors
Each of the undersigned accepts notice of subordination created by this Subordination Agreement and agrees that it will take no action inconsistent with this Subordination Agreement and that, except with the prior written approval of the Senior Agent, no payment or Distribution shall be made by any of the undersigned on or with respect to the Subordinated Debt (except in accordance with the provisions of this Subordination Agreement), so long as this Subordination Agreement remains in effect.

BCH LTD.
By:
Name:
Title:

BCH ENERGY DO BRASIL SERVIÇOS DE PETRÓLEO LTDA.
By:
Name:
Title:

BRAZALTA RESOURCES CORP.
By:
Name:
Title:

Execution Copy
SCHEDULE “H”
OPTION AND GOVERNANCE AGREEMENT
BRAZALTA RESOURCES CORP.
(“BrazAlta”)

- and -
BCH LTD.
(the “Corporation”)

- and -
ALLIS-CHALMERS ENERGY INC.
(“Allis-Chalmers”)
OPTION TO PURCHASE AND GOVERNANCE AGREEMENT
January 31, 2008
This document and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated as of January 31, 2008 among ALLIS-CHALMERS ENERGY INC. (the “Subordinated Creditor”), STANDARD BANK PLC, as the Senior Agent for the Senior Creditors identified therein (the “Senior Agent”) and acknowledged by BCH LTD, a corporation organized and existing under the laws of the Province of Alberta, Canada (“BCH”) and BCH ENERGY DO BRASIL SERVIÇOS DE PETRÓLEO LTDA., a company organized and existing under the laws of Brazil (“BCH Brazil”, and together with BCH, collectively, the “Obligors”), and BRAZALTA RESOURCES CORP., to all amounts (including principal, interest and fees) owed by the Obligors pursuant to that certain Credit Agreement dated as of June 26, 2007, among the Obligors, the Senior Agent and the Senior Creditors, as such Credit Agreement (subject to the terms of the Subordination Agreement) has been and hereafter may be amended, supplemented, restated or otherwise modified from time to time; and each holder of this document, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement. Notwithstanding anything herein to the contrary, the lien and security interest, if any, granted pursuant to this document and the exercise of any right or remedy by the grantee hereunder are subject to the provisions of the Subordination Agreement. In the event of any conflict between the terms of the Subordination Agreement and this document, the terms of the Subordination Agreement shall govern and control.

ii

iii

OPTION TO PURCHASE AND GOVERNANCE AGREEMENT
This Option to Purchase and Governance Agreement is dated as of the 31st day of January, 2008 and is made among BrazAlta Resources Corp., an Alberta corporation having an office at Suite 500, 816 — 7th Avenue SW, Calgary, Alberta, T2P 1A1 (“BrazAlta”), and BCH Ltd., an Alberta corporation having an office at Suite 500, 816 — 7th Avenue SW, Calgary, Alberta, T2P 1A1 (the “Corporation”), and Allis-Chalmers Energy Inc., a Delaware corporation having an office at 5075 Westheimer, Suite 890, Houston, Texas, 77056 (“Allis-Chalmers”).
WHEREAS BrazAlta is the sole shareholder of the Corporation;
AND WHEREAS BrazAlta has agreed to grant to Allis-Chalmers the Option to Purchase (as defined below) with respect to the Purchased Shares (as defined below) at and for the Purchased Share Price (as defined below) and subject to the terms and conditions set forth in this Agreement;
AND WHEREAS the Corporation has agreed to cause the holders of the ESOP Options (as defined below) and the ESOP Shares (as defined below) to sell the ESOP Options and the ESOP Shares to the Corporation for the ESOP Option Price (as defined below) and the ESOP Share Price (as defined below) in the event of certain events;
AND WHEREAS, concurrently with the execution of this Agreement, Allis-Chalmers has agreed to advance the Loan (as defined below) to the Corporation in accordance with the Credit Agreement (as defined below);
AND WHEREAS the Parties wish to enter into this Agreement to: (a) provide for the Option to Purchase; (b) provide for the conversion of the Debenture (as defined below) and the sale of the other securities in the capital of the Corporation if the Option to Purchase is exercised; (c) provide for the conduct of the business and affairs of the Corporation; (d) provide for restrictions on transfer and ownership of the securities in the capital of the Corporation; (e) govern the relationship among the Parties; (f) provide for a non-competition covenant given by BrazAlta and its Affiliates; and (g) provide for areas of interest for the Corporation and Allis-Chalmers.
NOW THEREFORE, in consideration of the above matters, the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby irrevocably acknowledged, the Parties hereby agree to the following:

ARTICLE I — INTERPRETATION
1.1 Definitions
In this Agreement, including the recitals and Schedules hereto unless something in the subject matter or context is inconsistent therewith, the following words and phrases shall have the meanings set forth below:
“Accrued Interest Payable” has the meaning given to such term in Section 9.1.

“Additional Equity Issuance” has the meaning given to such term in Section 10.1.
“Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person.
“Agreement” means this option to purchase and governance agreement including all Schedules attached to and forming part of this Agreement.
“Allis-Chalmers Shares” has the meaning given to such term in Schedule “A”.
“Allis-Chalmers Share Price” has the meaning given to such term in Schedule “A”.
“Applicable Laws” means all federal, provincial, local and municipal statutes, laws, by-laws, rules, orders (including court orders), regulations, guidelines or directions in effect from time to time and made or issued by any governmental authority.
“Arm’s Length” has the meaning ascribed to it in the Income Tax Act (Canada).
“Business Day” means a day other than a Saturday, a Sunday or any other day on which chartered banks are not open for business in Calgary, Alberta.
“By-Laws” has the meaning given to such term in Section 5.2.
“Closing” has the meaning given to such term in Section 4.1.
“Closing Date” has the meaning given to such term in Section 4.1.
“Competitive Business” has the meaning given to such term in Section 11.1(a)(i).
“Confidential Information” has the meaning given to such term in Section 12.1(a).
“Control” means, when applied to the relationship between a Person or group of Persons and a corporation or other entity, the beneficial ownership by such Person(s), at the relevant time, of shares of such corporation or equity interests of such other entity carrying more than the greater of (a) 50% of the voting rights ordinarily exercisable at meetings of shareholders of such corporation or equity holders of such other entity; and (b) the percentage of voting rights ordinarily exercisable at meetings of shareholders of such corporation or equity holders of such other entity that are sufficient to elect a majority of the directors of such corporation or managers of such other entity, and the words “Controlled by”, “Controlling” and similar words have corresponding meanings; provided that a Person or group of Persons who Control a corporation or other entity shall be deemed to Control a corporation or other entity which is Controlled by such corporation or such other entity and so on;
“Credit Agreement” means the credit agreement dated as of January 31, 2008 made among Allis-Chalmers, the Corporation, and BCH Energy do Brasil Servicos de Petroleo Ltda., whereby, among other things, Allis-Chalmers agreed to advance to the Corporation a loan in the amount of $40,000,000.

“Damages” means costs, claims, damages, losses, actions, demands, liabilities, fines, penalties, property damage, personal injuries (including death), expenses (including legal fees on a solicitor and own client basis) of any kind or nature and amounts paid in settlement of any of the foregoing, but do not include loss of profit or consequential damages or amounts paid in relation thereto.
“Debenture” means the convertible subordinated secured debenture in the amount of $40,000,000 issued by the Corporation to Allis-Chalmers in accordance with the Credit Agreement.
“Directors” mean the individuals who are elected or appointed as directors of the Corporation in accordance with this Agreement.
“EBITDA” means, for the applicable period, the sum of net income and interest expense of the Corporation, net of interest income, depreciation and amortization and all other non-charges, all in accordance with Canadian generally accepted accounting principles, it being acknowledged that net income shall exclude any gain or loss attributable to non-cash write-ups or write-downs of assets and the gain or loss, net of taxes, on the sale, disposition, or retirement of assets.
“ESOP” means the employee share option plan of the Corporation dated January 1, 2008, pursuant to which up to 10% of the issued and outstanding common shares in the capital of the Corporation, on a non-diluted basis, may be reserved for acquisition by the directors, officers, employees, consultants and other personnel of the Corporation or a Subsidiary of the Corporation upon the exercise of options granted by the Corporation to such Persons and pursuant to which 800,000 common shares have been reserved as at the date hereof.
“ESOP Options” means the options to purchase common shares in the capital of the Corporation outstanding, on a fully vested basis, under the ESOP from time to time.
“ESOP Option Price” has the meaning given to such term in Schedule “A”.
“ESOP Share Price” has the meaning given to such term in Schedule “A”.
“ESOP Shares” means the common shares in the capital of the Corporation issued under the terms of the ESOP from time to time.
“Financial Closing” has the meaning given to such term in the Credit Agreement.
“Fiscal Quarter” means a fiscal quarter of the Corporation ending on June 30, September 30, December 31 or March 31 in any calendar year.
“Free Cash Flow” means EBITDA less (a) interest expense paid to the Senior Lenders with respect to the Senior Indebtedness, (b) required principal payments paid to the Senior Lenders with respect to the Senior Indebtedness, and (c) capital expenditures made and approved by the Directors, all for the applicable period.

“Loan” has the meaning given to such term in the Credit Agreement.
“Maturity Date” has the meaning given to such term in the Credit Agreement.
“Non-Compete Period” has the meaning given to such term in Section 11.1(a).
“Offer Period” has the meaning given to such term in Section 8.2.
“Option Expiry Date” has the meaning given to such term in Section 2.1(a).
“Option Notice” has the meaning given to that term in Section 2.1(d).
“Option to Purchase” has the meaning given to such term in Section 2.1(a).
“Other Party” has the meaning given to such term in Section 8.1.
“Outstanding Securities” has the meaning given to such term in Section 8.1.
“Parent Indebtedness” has the meaning given to such term in the Credit Agreement.
“Parties” means each of BrazAlta, the Corporation and Allis-Chalmers and their successors and permitted assigns and any other Person that becomes a party to this Agreement but, for clarity, in Article VIII, “Party” means BrazAlta or Allis-Chalmers.
“Person” means and includes any natural person, corporation, limited partnership, general partnership, joint stock company, association, company, limited liability company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, any governmental authority and the heirs, executors, administrators or other legal representatives of a natural person, as the case may be.
“Purchase Notice” has the meaning given to such term in Section 8.2.
“Purchase Price” has the meaning given to such term in Schedule “A”.
“Purchased Share Price” has the meaning given to such term in Schedule “A”.
“Purchased Shares” means any and all common shares in the capital of the Corporation owned by BrazAlta from time to time.
“Receiving Party” has the meaning given to such term in Section 8.1.
“Senior Indebtedness” has the meaning given to such term in the Credit Agreement.
“Senior Lenders” has the meaning given to such term in the Credit Agreement.
“Standard Bank Excess” has the meaning given to such term in Section 2.3(b).
“Standard Bank Holdback” has the meaning given to such term in Section 2.3(a).

“Standard Bank Share Price” has the meaning given to such term in Schedule “A”.
“Standard Bank Shares” means any common shares or other securities in the capital of the Corporation that are issued pursuant to the Standard Bank Warrant.
“Standard Bank Warrant” means collectively (a) the warrant initially issued in the name of Standard Bank Plc dated July 31, 2007 to acquire 250,000 common shares in the capital of the Corporation at an exercise price of $10.00 per common share, and (b) any replacement warrant issued by the Corporation, whether a replacement in whole or in part.
“Standard Bank Warrant Price” has the meaning given to such term in Schedule “A”.
“Statement” has the meaning given to such term in Schedule “A”.
“Subsidiary” means any corporation or entity that is Controlled by the Corporation, it being acknowledged that, as at the date of this Agreement, BCH Energy do Brasil Servicos de Petroleo Ltda is the only Subsidiary of the Corporation.
“Tag Along Notice” shall have the meaning given to such term in Section 8.3.
“Third Party” has the meaning given to such term in Section 8.1.
“Third Party Offer” has the meaning given to such term in Section 8.1.
“Third Party Offer Notice” has the meaning given to such term in Section 8.1.
“Third Party Shares” has the meaning given to such term in Schedule “A”.
“Third Party Share Price” has the meaning given to such term in Schedule “A”.
“Transfer” means (a) any transfer, sale, assignment, exchange, gift, donation or other disposition of securities where possession, legal title, beneficial ownership or the economic risk or return associated with such securities passes directly or indirectly from one Person to another Person or to the same Person in a different legal capacity, whether or not for value, whether or not voluntary and however occurring, or (b) any agreement, undertaking or commitment to effect any of the foregoing.
“Valuation” has the meaning given to such term in Section 2.1(b).
“Valuator” has the meaning given to such term in Section 2.1(b).
“Warranties” means the representations and warranties made and given in Section 14.1.
“Warrantor” has the meaning given to such term in Section 14.1.

1.2 General Interpretation Provisions
In this Agreement:

(a)
the words “herein”, “hereunder” and “hereof” refer to the provisions of this Agreement and a reference to a recital, Article, Section, paragraph or attachment is a reference to a recital, Article, Section, paragraph of or attachment to this Agreement unless otherwise stated and references to this Agreement include any recital, schedule, annex or other attachment;

(b)	a reference to a paragraph also refers to the subsection in which it is contained and a reference to subsection refers to the Section in which it is contained;

(c)
a reference to this Agreement, any other agreement or an instrument or any provision of any of them includes any amendment, variation, restatement or replacement of this Agreement or that agreement, instrument or provision, as the case may be;

(d)
a reference to a statute or other law or a provision of any of them includes regulations and other instruments under any of them as in effect from time to time and consolidations, amendments, re-enactments, extensions or replacements of that statute, law or provision;

(e)	the singular includes the plural and vice versa;

(f)
a reference to a Person includes a reference to the Person’s executors and administrators (in the case of a natural person) and successors, substitutes (including Persons taking by novation) and permitted assigns;

(g)	words of any gender shall include the corresponding words of the other genders;

(h)	“including” means “including, but not limited to” and other forms of the verb “to include” are to be interpreted similarly;

(i)
where a period of time is specified to run from or after a given day or the day of an act or event, it is to be calculated exclusive of that day; and where a period of time is specified as commencing on a given day or the day of an act or event, it is to be calculated inclusive of that day;

(j)	a reference to a day is a reference to a period of time commencing at midnight and ending the following midnight;

(k)	if the time for performing an obligation under this Agreement expires on a day that is not a Business Day, the time shall be extended until that time on the next Business Day;

(l)	a reference to a month is a reference to a calendar month;

(m)	where a word or phrase is specifically defined, other grammatical forms of that word or phrase have corresponding meanings;

(n)
if a payment prescribed under this Agreement to be made by a Party to this Agreement on or by a given Business Day is made after 12:00 noon (Calgary time) on that Business Day, it is taken to be made on the next Business Day; and

(o)	unless otherwise stated, any reference to dollars means United States of America dollars.
1.3 Headings
Headings are inserted for convenience and do not affect the interpretation of this Agreement. The table of contents included with this Agreement does not form part of this Agreement.
1.4 Schedules
The following schedules (the “Schedules”) are attached hereto and forms a part of this Agreement:
Schedule “A”- Valuation Procedure
Schedule “B”- By-laws of the Corporation
If any term or condition, express or implied, of any Schedule conflicts or is at variance with any term or condition in the body of this Agreement, the term or condition in the body of this Agreement shall prevail. Except as otherwise provided in any Schedule, the Parties may substitute revised Schedules to this Agreement at any time by agreeing to, signing and attaching a dated copy of the revised Schedule to this Agreement, which revised Schedule shall from that date be the applicable Schedule.
ARTICLE II — OPTION TO PURCHASE
2.1 Option to Purchase
(a)
BrazAlta hereby grants to Allis-Chalmers an irrevocable option to purchase (the “Option to Purchase”) the Purchased Shares for the Purchased Share Price. The Option to Purchase may be exercised by Allis-Chalmers on and subject to the terms and conditions of this Agreement up to and including the Conversion Deadline (as defined in the Credit Agreement) (the “Option Expiry Date”).

(b)
On or about September 30, 2009, the Corporation shall retain, at the cost of the Corporation, RBC Capital Markets, or with the written consent of Allis-Chalmers, an alternate investment bank, (the “Valuator”) to prepare a valuation of the Corporation in accordance with the valuation procedure attached as Schedule “A” (the “Valuation”) and the Statement.

(c)	Upon receipt of the Valuation and the Statement, Allis-Chalmers shall have until the Option Expiry Date to determine whether it will exercise the Option to Purchase.

(d)	The Option to Purchase may be exercised by Allis-Chalmers giving notice (the “Option Notice”) in writing to BrazAlta of the exercise of the Option to Purchase.

(e)
Upon Allis-Chalmers exercising the Option to Purchase in accordance with this Agreement, the Parties shall be deemed to have entered into a binding agreement of purchase and sale with respect to the Purchased Shares at and for the Purchased Share Price on and subject to the terms and conditions set forth herein including, without limitation, Section 2.3.

(f)
The decision regarding whether to exercise the Option to Purchase shall be solely within the discretion of Allis-Chalmers and no penalty, cost or expense of any kind shall be incurred by Allis-Chalmers to the Corporation or BrazAlta as a result of it deciding not to exercise the Option to Purchase (or being deemed not to have issued, the Option Notice).

2.2 Purchase of ESOP Options and ESOP Shares
Upon the delivery of the Option Notice, the Corporation shall notify the holders of each of the ESOP Options and the ESOP Shares of the Option Notice and their requirement to sell to the Corporation, as of the Closing Date, the ESOP Options and the ESOP Shares for, respectively, the ESOP Option Price and the ESOP Share Price.
2.3 Purchase of Standard Bank Warrant and Standard Bank Shares
(a)
Upon delivery of the Option Notice, Allis-Chalmers may offer to purchase from the holder or holders thereof the Standard Bank Warrant and the Standard Bank Shares, respectively, for the Standard Bank Warrant Price and the Standard Bank Share Price and upon such additional terms as Allis-Chalmers in its sole discretion, shall determine. Until a definitive purchase agreement is executed and both the Standard Bank Warrant and the Standard Bank Shares are delivered to Allis-Chalmers pursuant to the closing of such transaction or transactions, Allis-Chalmers shall be entitled to withhold from the Purchased Share Price an amount equal to 10% of the aggregate amount assigned by the Valuator to the Standard Bank Warrant Price and the Standard Bank Share Price (such 10% amount being the “Standard Bank Holdback”).

(b)
Upon the closing of the purchase transaction referred in Section 2.3(a), Allis-Chalmers shall pay to BrazAlta the amount, equal to the Standard Bank Holdback less the “Standard Bank Excess”, where the Standard Bank Excess is calculated as the aggregate amount paid to the holder or holders of the Standard Bank Warrant and the Standard Bank Shares less the aggregate of the Standard Bank Warrant Price and the Standard Bank Share Price. Allis-Chalmers will have no recourse to BrazAlta in respect of any deficiency in the event the aggregate of the Standard Bank Holdback, the Standard Bank Warrant Price and the Standard Bank Share Price is less than the amount paid to the holder or holders of the Standard Bank Warrant and the Standard Bank Shares.

(c)
The Corporation shall use its commercially reasonable best efforts to provide any requested assistance to Allis-Chalmers in the negotiation of the purchase of the Standard Bank Warrant and the Standard Bank Shares by Allis-Chalmers.

(d)
In the event that Allis-Chalmers does not offer to purchase the Standard Bank Warrant and the Standard Bank Shares, the Standard Bank Holdback shall be nil. In the event that Allis-Chalmers offers to purchase the Standard Bank Warrant and the Standard Bank Shares, the Standard Bank Holdback shall be dealt with in accordance Section 2.3(b) whether or not such offer is accepted.

ARTICLE III — DUE DILIGENCE
3.1 Due Diligence Right
At any time prior to the Option Expiry Date, Allis-Chalmers shall have the right to conduct due diligence in respect of the Corporation for a single period not exceeding 45 consecutive days in order to assist Allis-Chalmers in making the decision as to whether or not to exercise the Option to Purchase.
3.2 Conduct of Due Diligence
With respect to the due diligence described in Section 3.1, Allis-Chalmers shall be entitled (a) to conduct an in-depth review and analysis of the Corporation, (b) to be satisfied with all of the aspects of the Corporation and its business, including agreements, economic, commercial, legal, information systems, human resources, insurance, bonding and regulatory aspects (including the availability and terms of all required permits and licenses) associated with the business of the Corporation, and (c) to have reasonable access to the Corporation’s sites and to inspect the sites and facilities.
3.3 Disclosure
Subject to any applicable confidentiality restrictions, BrazAlta agrees to provide to Allis-Chalmers all requested information pertaining to the Corporation. Allis-Chalmers acknowledges and agrees that all confidential information provided to it in the course of its due diligence review shall be subject to Article XII .
ARTICLE IV — CLOSING
4.1 Closing Date
After the issuance of the Option Notice, the closing (the “Closing”) of the purchase and sale of the Purchased Shares shall take place on January 31, 2010 or on such other date as the Parties may agree upon (the “Closing Date”), at the offices of the solicitors for BrazAlta or at such other location and time as may be agreed upon by the Parties.
4.2 Closing Documents
(a)	At the Closing, Allis-Chalmers shall pay by way of cash payment to BrazAlta the Purchased Share Price less the Standard Bank Holdback.

(b)	At the Closing, each of BrazAlta and the Corporation shall deliver to Allis-Chalmers such closing documents as are customary including, but not limited to the following:
(i)
all certificates representing the Purchased Shares, all duly endorsed in favor of Allis-Chalmers or together with stock transfer powers of attorney completed in blank, as directed by and to the satisfaction of Allis-Chalmers;

(ii)	confirmation from the Corporation evidencing the cancellation or purchase of the ESOP Options and the ESOP Shares by the Corporation;

(iii)	confirmation from the Corporation evidencing the termination of the ESOP;

(iv)	confirmation from Standard Bank Plc (as agent for the Senior Lenders) evidencing that it no longer has any interest in or charge over the Purchased Shares;

(v)
copies of all required consents, waivers and releases by any Person in connection with the transactions contemplated by this Agreement, including, but not limited to, consents from the TSX Venture Exchange and the shareholders of BrazAlta, as may be required;

(vi)
resignations of each of the Directors nominated by BrazAlta and each of the directors of the Subsidiaries of the Corporation, together with a mutual release and discharge executed by each of them in favour of the Corporation and its Subsidiaries; and

(vii)
all original minute books, corporate records, corporate seals and all other books and records of, or documents relating to the Corporation and its Subsidiaries including, without limitation, all accounting and tax records, forms and elections and relevant working papers and files and data in the possession of BrazAlta and which were not previously delivered to Allis-Chalmers.

4.3 Closing Conditions
(a)
The obligation of Allis-Chalmers to complete the Closing is subject to the satisfaction at or prior to the Closing Date of all of the following conditions precedent, any one or more of which may be waived, in whole or in part, by Allis-Chalmers:

(i)
the representations and warranties of BrazAlta and the Corporation contained in this Agreement shall be true in all material respects at and as of the Closing Date and BrazAlta and the Corporation shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by BrazAlta and the Corporation on or prior to the Closing Date;

(ii)
Allis-Chalmers shall have completed all due diligence investigations as it may deem necessary and the results thereof shall be satisfactory to Allis-Chalmers as it in its sole discretion may determine;

(iii)
Allis-Chalmers shall have received copies of all required consents, waivers and releases by any Person in connection with the transactions contemplated by this Agreement including, but not limited to, consents from the TSX Venture Exchange and the shareholders of BrazAlta, as may be required;

(iv)
the Corporation shall have caused the holders of each of the ESOP Options and the ESOP Shares to sell the ESOP Options and the ESOP Shares to the Corporation for, respectively, the ESOP Option Price and the ESOP Share Price, as at the Closing Date; and

(v)	Standard Bank Plc (as agent for the Senior Lenders) shall have released its security in and charge over the Purchased Shares.
(b)
The obligation of BrazAlta to complete the Closing is subject to the satisfaction at or prior to the Closing Date of the following conditions precedent, any one or more of which may be waived, in whole or in part, by BrazAlta:

(i)
the representations and warranties of Allis-Chalmers contained in this Agreement shall be true in all material respects at and as of the Closing Date and Allis-Chalmers shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Allis-Chalmers on or prior to the Closing Date;

(ii)	Allis-Chalmers shall have converted, or given notice to the Corporation that Allis-Chalmers has decided to convert, the Debenture in accordance with its terms;

(iii)	the security granted by BrazAlta for the benefit of the Corporation in connection with the Senior Indebtedness shall have been released and terminated; and

(iv)	any declared and unpaid dividends outstanding as at the Closing shall be paid by the Corporation to BrazAlta in accordance with Section 9.1.
ARTICLE V — BOARD OF DIRECTORS
5.1 Board of Directors
(a)	Subject to this Article V, the Corporation shall have six Directors.

(b)
The Directors shall consist of (i) three nominees of BrazAlta, and (ii) three nominees of Allis-Chalmers. The chair of the board of Directors shall be a nominee of BrazAlta. The chair of the board of Directors shall be entitled to a second or casting vote.

(c)
If a nominee Director of either BrazAlta or Allis-Chalmers resigns or is removed, for any reason, then the vacancy created thereby will be filled by the election or appointment of a Director nominated by BrazAlta or Allis-Chalmers, as applicable. The Directors will not transact any business or exercise any of their powers or functions until such vacancy has been filled, except to elect or appoint the new Director and preserve the business and assets of the Corporation. If a replacement Director is not elected or appointed within 10 days for any reason including the fact that BrazAlta or Allis-Chalmers, as applicable, has failed to nominate a replacement Director, then the Directors shall be entitled to transact business and exercise all of the powers and functions of the Directors provided that the transaction of such business and the exercise of such powers and functions has been approved by not less than a majority of the Directors then in office.

5.2 Directors’ Meetings
(a)	Directors’ meetings will be held in accordance with the provisions of the By-laws of the Corporation, attached hereto as Schedule “B” (the “By-Laws”).

(b)
Notice of any Directors’ meeting shall be given in accordance with the By-laws. A Director is not considered present at a meeting where that Director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. Any notice of a Directors’ meeting must specify in reasonable detail the purpose of, or the business to be transacted at, the meeting. No business may be put to the Directors at a meeting unless such business is specified in the notice or all of the Directors are present at such meeting and do not object to the business being put to the meeting.

(c)
The quorum for a meeting of the Directors shall be as set forth in the By-laws. Despite the prior sentence, if proper notice of a Directors’ meeting is given, specifying the purpose of or the business to be transacted at the meeting and a quorum of Directors is not present, then a second Directors’ meeting may be held on not less than 48 hours’ written notice to transact the business specified in the original notice. Subject to the Business Corporations Act (Alberta), any Directors present at the second meeting constitute a quorum and the business specified in the original notice may be transacted by those Directors in attendance at the second meeting.

ARTICLE VI — FUNDAMENTAL CHANGES
6.1 No Action
Notwithstanding any approval of the Directors, no decisions shall be made and no action shall be taken by or on behalf of the Corporation with respect to any of the following matters without the prior written consent of Allis-Chalmers and BrazAlta:
(a)	any amendments to the Corporation’s articles or the By-laws;

(b)	any change in the number of Directors;

(c)	any sale, lease, transfer or other disposal of all or substantially all of the assets or the business of the Corporation, including by way of a sale of a Subsidiary;

(d)
other than in accordance with Article X, any issuance of common shares in the capital of the Corporation or any obligations, charges, debts or other instruments convertible into common shares in the capital of the Corporation or involving rights to vote;

(e)	any amalgamation, reorganization, merger, continuation, winding up, dissolution or termination of the Corporation;

(f)
any material change in the business of the Corporation, any transaction out of the ordinary course of business of the Corporation, any transaction to acquire or establish any additional business or any material change in, or termination or suspension of any material part of, the core business of the Corporation (being the onshore provision of both drilling and service rigs or oil field services in Brazil);

(g)
other than the purchase of the ESOP Options and the ESOP Shares in accordance with Section 4.2(b)(ii) and other than the distribution of Free Cash Flow in accordance with Article IX, any declaration or payment of any dividends on any shares in the capital of the Corporation, any redemption or repurchase of any outstanding shares or securities in the capital of the Corporation or any distribution (including bonuses) to any shareholders of the Corporation or Directors which, for certainty, does not include payment of employment income;

(h)	adopting, approving, amending, altering, varying or rescinding the terms of the ESOP or any option agreements issued thereunder;

(i)	adopting, approving, amending, altering, varying or rescinding the terms of the Standard Bank Warrant;

(j)	creating any new Subsidiary or permitting any Subsidiary of the Corporation to do any of the matters contemplated in this Section 6.1; or

(k)	causing the appointment of any committee of the Directors or the delegation of any authority of the Directors to any such committee or to any Person.
ARTICLE VII — RESTRICTIONS ON TRANSFER
7.1 Restrictions on Transfer by BrazAlta
BrazAlta covenants and agrees that it shall not Transfer any of the Purchased Shares except as expressly permitted by this Agreement.
7.2 Restrictions on Transfer by the holders of ESOP Options and ESOP Shares
The Corporation covenants and agrees that it shall take all actions necessary to ensure that no holder of the ESOP Options or the ESOP Shares shall Transfer any of the ESOP Options or the ESOP Shares without the prior written consent of Allis-Chalmers.
ARTICLE VIII — THIRD PARTY OFFERS
8.1 Third Party Offer
If, at any time, a Party (the “Receiving Party”) receives an unsolicited bona fide offer (a “Third Party Offer”) from a Person who is at Arm’s Length to each of the Parties (a “Third Party”) to purchase all of the outstanding shares and/or securities in the capital of the Corporation (the “Outstanding Securities”) and if the Receiving Party wishes to accept the Third Party Offer, then the Receiving Party shall give written notice thereof (the “Third Party

Offer Notice”) to the other Party (the “Other Party”). For greater certainty, the Third Party Offer shall include, if outstanding, each of the ESOP Options, the ESOP Shares, the Standard Bank Warrant, the Standard Bank Shares, the Purchased Shares, the Allis-Chalmers Shares and the Third Party Shares (if any) on a fully-diluted basis (as if all options and warrants have been exercised and all convertible securities have been converted) and the Third Party Offer Notice shall include a copy of the Third Party Offer.
8.2 Issuance of Purchase Notice Upon Receipt of Third Party Offer Notice
Upon delivery of the Third Party Offer Notice to the Other Party, the Other Party shall have the right, exercisable by written notice (the “Purchase Notice”) to the Receiving Party, within 30 days after receipt of Third Party Offer Notice (the “Offer Period”), to agree to purchase all of the Outstanding Securities at the same price per security as set out in the Third Party Offer. If the Purchase Notice is given, then the closing of the Outstanding Securities shall occur in accordance with Article IV (after making any necessary changes to the closing procedure) within 30 days following delivery of the Purchase Notice.
8.3 Tag Along
Upon delivery of the Third Party Offer Notice to the Other Party, the Other Party shall have the right, exercisable by written notice (the “Tag Along Notice”) to the Receiving Party, to require the Third Party to purchase from the Other Party that portion of the Outstanding Securities that it holds for equivalent consideration and in proportional amounts between the Parties using the ratio of the number of Common Shares that each Party may have on a fully diluted basis. If the Tag Along Notice is given, then the closing of the sale and purchase of the Outstanding Securities shall occur in accordance with the Third Party Offer (after making any necessary changes to the closing procedure) but subject to Section 8.4.
8.4 Timing
The closing of any Third Party Offer shall occur within 90 days following delivery of the Third Party Offer Notice. In the event that the Third Party Offer does not close within 90 days following delivery of the Third Party Offer Notice, a new Third Party Notice shall be provided to the other Party and the procedure described in Article VIII shall be followed with respect to such new Third Party Notice.
8.5 No Sale by Allis-Chalmers
If Allis-Chalmers chooses not to sell the Allis-Chalmers Shares to the Third Party pursuant to Section 8.3, then concurrently with the closing of the sale of the applicable portion of the Outstanding Securities to the Third Party, Allis-Chalmers and the Third Party shall enter into a new governance agreement in a form satisfactory to Allis-Chalmers and the Third Party (acting reasonably) and, for clarity, the Outstanding Securities purchased by the Third Party shall not be subject to the Option to Purchase.

ARTICLE IX — DISTRIBUTIONS
9.1 Cash Distributions
From time to time, the Directors may determine the availability of any Free Cash Flow for distribution to BrazAlta and Allis-Chalmers and if such Free Cash Flow is available, then the Corporation may distribute such Free Cash Flow as follows: (a) firstly, to Allis-Chalmers in an amount equal to the aggregate of (i) any interest on the Loan due and owing at such time, and (ii) any interest accrued on the Loan (whether or not such accrued interest is due and owing at such time) (“Accrued Interest Payable”); and (b) secondly, to BrazAlta in an amount up to but not exceeding the amount paid cumulatively to Allis-Chalmers pursuant to Section 9.1(a) (after deducting any amount previously paid to BrazAlta under this Section 9.1(b)) and in any event only if at the time of payment, all of the Accrued Interest Payable has been paid to Allis-Chalmers; and (c) thirdly, to each of Allis-Chalmers and BrazAlta equally, in the event that the amount to be distributed is in excess of cumulative amounts owed or paid in Section 9.1(a) and Section 9.1(b) but, in the case of Section 9.1(b) and Section 9.1(c), subject to the consent of the Senior Lenders. If any portion of the Free Cash Flow is distributed to Allis-Chalmers in accordance with Section 9.1(a), then the Directors shall declare a dividend on the Purchased Shares in the amount required under Section 9.1(b) and, to the extent that the Senior Lenders do not consent to the payment of all or any portion of such dividend to BrazAlta, then the amount of such declared and unpaid dividend shall be construed as indebtedness which is a liability owed to BrazAlta by the Corporation and which is payable by the Corporation to BrazAlta at the Closing described in Section 4.3(b). This Section 9.1 shall be interpreted with consideration of the principle that, until the Maturity Date, Allis-Chalmers and BrazAlta shall be entitled to receive equal amounts of the Free Cash Flow in the manner described in this Section 9.1.
9.2 Statements
The Corporation shall prepare and distribute to each of BrazAlta and Allis-Chalmers, within 45 days after the end of each Fiscal Quarter, a statement setting forth the calculations (in reasonable detail) used by the Corporation for purposes of distributions of any Free Cash Flow pursuant to Section 9.1 with respect to such Fiscal Quarter.
9.3 Form of Distributions
Unless otherwise determined by the Directors, any Free Cash Flow distributed to BrazAlta or Allis-Chalmers shall be paid in cash or in any other form which may be agreed upon in writing by the Parties.
9.4 Limitations on Distributions
Notwithstanding any provision to the contrary contained in this Agreement, (a) the Corporation and the Directors, on behalf of the Corporation, shall not make a distribution of any Free Cash Flow if such distribution would violate the Business Corporations Act (Alberta) or any provision of any other Applicable Law, and (b) subject to the consent of the Senior Lenders, (i) upon the occurrence and during the subsistence of an Event of Default (as defined in the Credit Agreement) or (ii) from and after the Maturity Date until the Loan (including all outstanding principal, interest and other indebtedness) has been paid in full to Allis-Chalmers, as the case may be, that portion of the Free Cash Flow described in Sections 9.1(b) and 9.1(c) shall be paid to Allis-Chalmers only and, for clarity, none of such portion of the Free Cash Flow shall be declared as a dividend on the Purchased Shares or otherwise paid to BrazAlta.

ARTICLE X — ADDITIONAL EQUITY
10.1 Additional Equity Issuances
If the Directors determine that it is appropriate to raise additional capital for the Corporation by way of the issuance of common shares in the capital of the Corporation (an “Additional Equity Issuance”), then such common shares shall be offered, in the first instance, to each of BrazAlta and Allis-Chalmers to the extent of a proportion of 51% to BrazAlta and 49% to Allis-Chalmers and at a price per common share which is not less than $4.163 unless otherwise agreed by both BrazAlta and Allis-Chalmers (which agreement may not be unreasonably withheld).
10.2 Third-Party Equity Financings
If either or both of BrazAlta and Allis-Chalmers do not fully participate in any given Additional Equity Issuance, then the Corporation may offer the unpurchased balance of such common shares to one or more third party purchasers, provided that:
(a)	the price per common share offered to such third party purchasers shall not be less than $4.163 unless otherwise agreed by both BrazAlta and Allis-Chalmers; and
(b)
concurrently with entering into a binding obligation to issue any of such common shares to such third party purchasers, such third party purchasers may also enter into a new governance agreement in a form satisfactory to BrazAlta, Allis-Chalmers, the Corporation and such third party purchasers (acting reasonably) and, for clarity, any common shares purchased by such third party purchasers shall not be subject to the Option to Purchase.

ARTICLE XI — NON-COMPETITION AND NON-SOLICITATION
11.1 Non-Competition and Non-Solicitation
(a)
BrazAlta covenants and agrees that, for the time period beginning on the Closing Date or on the closing of the transaction contemplated under Section 8.2 or Section 8.4 and ending two years thereafter (the “Non-Compete Period”), BrazAlta will not, directly or indirectly, as owner, partner, joint venturer, stockholder, broker, agent, principal, trustee, licensor, consultant, or in any capacity whatsoever:

(i)
subject to Section 11.4, carry on, engage in order to compete in, become financially interested in, render any consultation or business advice with respect to, or have any connection with, or permit its name or any part thereof to be used by any business in any area within Brazil that is the same as or substantially similar to or directly competing with or would directly compete with the business conducted by the Corporation as at the Closing Date or such closing (a “Competitive Business”), other than as agreed upon in writing by Allis-Chalmers;

(ii)
solicit any present or former customer, client or supplier of the business of the Corporation to remove its business from, or reduce its business with, the Corporation or otherwise solicit or gain the business of any such customer or supplier for the benefit of a Competitive Business;

(iii)
take any action that will impair relations between the Corporation and the customers, clients or suppliers of the business of the Corporation or exploit for its own benefit or the benefit of others, its knowledge, influence or relationships with any such customers or suppliers; and

(iv)
solicit any present or former employee or consultant of the Corporation or any of its Subsidiaries, to terminate his/her/its employment or consulting arrangement with the Corporation or its Subsidiaries.

11.2 Territorial Limits
BrazAlta acknowledges that the business scope and the territorial and time limitations set forth in this Agreement are reasonable and properly required for the adequate protection of the business of the Corporation. In the event any such territorial limitation or time is deemed to be unreasonable by a court of competent jurisdiction, BrazAlta agrees to the reduction of the territorial or time limitation to the area or time period which such court shall deem reasonable.
11.3 Injunction
BrazAlta understands, acknowledges and agrees that Allis-Chalmers and the Corporation may suffer irreparable harm in the event that BrazAlta breaches any of BrazAlta’s obligations and covenants under Section 11.1 and that monetary damages shall be inadequate to compensate Allis-Chalmers and the Corporation for such breach. Accordingly, BrazAlta agrees that, in the event of a breach or threatened breach by BrazAlta of any of the provisions of Section 11.1, Allis-Chalmers and the Corporation, in addition to and not in limitation of any other rights, remedies or damages available to Allis-Chalmers and the Corporation at law or in equity, shall be entitled to an interim injunction, interlocutory injunction and permanent injunction in order to prevent or to restrain any such breach by BrazAlta, or by any or all of BrazAlta’s partners, co-venturers, employees, servants, agents, representatives and any and all persons directly or indirectly acting for, on behalf of or with BrazAlta.
11.4 Co-Operation and Exceptions
(a)
During the Non-Compete Period, the Corporation shall use its reasonable commercial efforts to provide drilling and service rigs to BrazAlta in Brazil on market terms and rates then applicable in Brazil. In the event that the Corporation cannot provide rigs with the appropriate specifications, on a timely basis and on reasonable commercial terms with reference to other rig providers in Brazil, then BrazAlta and its Affiliates shall be entitled to own and operate their own drilling or service rigs in Brazil for their use and on any lands in which they have an interest provided that the right for BrazAlta and its Affiliates to own and operate their own drilling and service rigs shall be limited to those contracts for which the Corporation was not able to provide rigs with the appropriate specifications, on a timely basis and on reasonable commercial terms with reference to other rig providers in Brazil.

(b)	For clarity, nothing in this Article XI shall be construed as a restriction on BrazAlta to conduct exploration and production activities in Brazil.

ARTICLE XII — CONFIDENTIALITY
12.1 Confidentiality
(a)
Any and all information and knowledge relating to the terms of this Agreement and the business affairs of a Party that may be acquired under the terms of this Agreement, or by virtue of the relationship between the Parties created by this Agreement (collectively, “Confidential Information”), shall be considered confidential and, except as permitted elsewhere in this Section 12.1, shall not be disclosed to others Persons, or published in any manner whatsoever, without first obtaining the written consent of the other Parties.

(b)	The confidentiality obligations in Section 12.1(a) shall not apply:
(i)
to Confidential Information that is (A) already known to the receiving Party prior to the time of disclosure by the disclosing Party, (B) already in the public domain or becomes, after having been disclosed to the receiving Party, generally available to the public through publication or otherwise (unless the publication or other disclosure was made directly or indirectly by the disclosing Party or its Affiliate or by its officer, director, employee, agent or other representative of the disclosing Party or its Affiliate in breach of this Agreement), or (C) independently developed by the receiving Party without any breach of this Agreement;

(ii)
subject to Applicable Laws, to prevent a Party from disclosing Confidential Information in confidence to its Affiliates and to its and their officers, directors, employees, agents or other representatives to the extent reasonably necessary to allow that Party and its Affiliates to perform its obligations under this Agreement, provided that the disclosing Party shall be responsible for compliance with this Article XII by each Person to whom it has made disclosure under this Section 12.1(b)(ii);

(iii)
to prevent a Party from disclosing Confidential Information in confidence to potential third parties purchasers in order to facilitate an Additional Equity Issuance to such potential third party purchasers provided that such disclosure is made on a “need to know basis” provided that such potential third party purchasers are subject to a confidentiality obligation in favour of the other Parties;

(iv)	to prevent a Party from disclosing Confidential Information in confidence to another Party;

(v)	to prevent a Party from disclosing Confidential Information as required by Applicable Laws or stock exchange requirements;

(vi)	to prevent a Party from disclosing Confidential Information as necessary in connection with any litigation commenced in respect of this Agreement; and

(vii)
to prevent a Party from disclosing in confidence, to the extent necessary, Confidential Information to any financial institution, underwriter or institutional investor which will or may provide financing to, or make an investment in, that Party or its Affiliates provided that the financial institution, underwriter or institutional investor is subject to a confidentiality obligation in favour of the other Parties.

(c)
If any Party is required to disclose Confidential Information pursuant to Section 12.1(b)(v) or (vi), then that Party shall advise the other Parties in advance of any disclosure (where reasonable and where permitted by Applicable Law) so that the other Parties may take any action one or both of them consider necessary to maintain the confidentiality of that Confidential Information, and the disclosing Party shall take reasonable steps to limit the extent of the disclosure and to make the disclosure confidential under the Applicable Laws or stock exchange rules, as the case may be.

(d)	None of the Parties shall make any press releases or other public announcements in respect of this Agreement or any related transaction except for announcements that are:
(i)	jointly authorized and approved by each of BrazAlta and Allis-Chalmers;

(ii)
required by Applicable Laws or stock exchange requirements (provided that the Party required to make the press release or public announcement shall, to the extent reasonably possible, give the other Parties a reasonable opportunity to review and comment on the press release or public announcement prior to its release); or

(iii)	required by a situation of emergency requiring immediate action by a Party.
12.2 Survival
The obligations of confidentiality in Section 12.1 shall survive the termination of this Agreement for a period of two years following such termination and any Party who ceases to be a Party shall continue to be bound by such obligations for a period of two years following such cessation.
12.3 Injunctive Relief
Each Party acknowledges that all Confidential Information is proprietary and that any breach of this Article XII by a Party is material and may result in irreparable injury to the other Parties. Accordingly, in the event of any breach of this Article XII, the non-defaulting Parties shall be entitled to seek and obtain an order of specific performance, restraining order or injunctive relief, in addition to any other legal or equitable remedies provided herein or available or otherwise to one or both of them, and the defaulting Party hereby waives any and all defences to those remedies and consents to the issuance of such order and such relief.

ARTICLE XIII — AREAS OF INTEREST OF THE PARTIES
13.1 Corporation’s Area of Interest
(a)
In recognition of the granting of the Debenture to Allis-Chalmers by the Corporation, for a three year period commencing upon the execution of this Agreement Allis-Chalmers, and its Affiliates, will not discuss, solicit, pursue, negotiate for or commit to any opportunity relating to the performance of any services that are the same as those provided by the Corporation, as at the date of this Agreement, within the jurisdiction of Brazil (“Brazil Opportunity”) unless the Brazil Opportunity has first been offered to the Corporation and the Corporation has rejected, or is deemed to have rejected, the Brazil Opportunity.

(b)
The Corporation shall have a 30 day period to determine whether it wishes to participate in the Brazil Opportunity after which date the Corporation shall be deemed to have rejected the Brazil Opportunity and Allis-Chalmers will be entitled to pursue the Brazil Opportunity with no further participation by the Corporation.

13.2 Allis-Chalmers Area of Interest
(a)
In recognition of the advance of the Loan to the Corporation by Allis-Chalmers, for a three year period commencing upon the execution of this Agreement the Corporation, BrazAlta and its Affiliates, will not discuss, solicit, pursue, negotiate for or commit to any opportunity relating to the performance of any services that are the same as those provided by Allis-Chalmers or its Affiliates as at the date of this Agreement within the jurisdictions of Argentina or Bolivia (“Argentina and Bolivia Opportunity”) unless the Argentina and Bolivia Opportunity has first been offered to Allis-Chalmers and Allis-Chalmers has rejected, or is deemed to have rejected, the Argentina and Bolivia Opportunity.

(b)
Allis-Chalmers shall have a 30 day period to determine whether it wishes to participate in the Argentina or Bolivia Opportunity after which date Allis-Chalmers shall be deemed to have rejected the Brazil Opportunity and the Corporation, BrazAlta or its Affiliates will be entitled to pursue the Argentina or Bolivia Opportunity with no further participation by Allis-Chalmers.

ARTICLE XIV — REPRESENTATIONS, WARRANTIES AND COVENANTS
14.1 Representations and Warranties
Each Party (the “Warrantor”) represents and warrants to each other Parties that, as of the date of this Agreement, each of the following statements are accurate:
(a)	the Warrantor is duly incorporated and validly subsisting under the laws of its incorporating jurisdiction;

(b)	the Warrantor has full corporate power and authority to enter into, perform and observe its obligations and duties under this Agreement;

(c)	the Warrantor’s execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary corporate action;

(d)
this Agreement is a valid and binding agreement of the Warrantor and is enforceable against it, subject to the exercise of judicial discretions inherent in the courts in Alberta and subject to general principles of equity and laws concerning insolvency, in accordance with its terms;

(e)	subject to the consent of the Senior Lenders, the entering into of this Agreement by the Warrantor does not, and the transactions contemplated hereby will not:
(i)	result in a breach of any law or any provision of the constating documents of the Warrantor or any agreement to which it is a party; or

(ii)
contravene any provision of, or be an event that is (or with the passage of time will result in) a contravention of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation of the Warrantor under any security interest, agreement, instrument, order, arbitration award, judgment, injunction or decree to which the Warrantor is a party or by which it is bound, or conflict with any statute, rule or regulation applicable to the Warrantor;

(f)
the Warrantor is not in violation of any Applicable Laws, which violations, individually or in the aggregate, would have a material adverse effect upon the Warrantor’s ability to perform of its obligations hereunder; and

(g)
the Warrantor is not a party to any legal, administrative, arbitral, investigatorial or other proceeding or controversy pending, or, to the best of the Warrantor’s knowledge, threatened, that would have a material adverse effect upon the Warrantor’s ability to perform its obligations under this Agreement.

14.2 Indemnity
Each Warrantor is liable to and hereby indemnifies and holds each of the other Parties harmless from and against all Damages directly or indirectly incurred or suffered by the other Parties as a result of the breach of any of the Warranties given by the Warrantor and from all actions, proceedings, claims and demands made against that any of the other Parties as a result of that breach.
ARTICLE XV — COVENANTS OF BRAZALTA
15.1 BrazAlta Covenants
BrazAlta hereby covenants and agrees with Allis-Chalmers that BrazAlta will:
(a)
use its reasonable commercial efforts to obtain from the TSX Venture Exchange Inc., within 15 Business Days following the date of the Financial Closing (as defined in the Credit Agreement), the final approval contemplated by the conditional approval letter of the TSX Venture Exchange Inc.;

(b)
make all necessary filings and applications under all applicable Canadian Securities Laws (as defined in the Credit Agreement) required to be made on the part of BrazAlta in connection with the transactions contemplated hereby; and

(c)
if applicable, use its commercially reasonable efforts to obtain and, if required, cause the Corporation to assist in obtaining any additional approval from the TSX Venture Exchange Inc., necessary for the conversion of the Debenture into common shares in accordance with the Debenture and the exercise of the option to purchase the Purchased Shares in accordance with this Agreement and, if such approval is subject to any conditions which are unacceptable to Allis-Chalmers acting reasonably, BrazAlta agrees to use its commercially reasonable efforts to negotiate with the TSX Venture Exchange Inc., to remove or minimize those conditions required to be satisfied prior to receipt of the final approval from the TSX Venture Exchange Inc., and will, if requested by Allis-Chalmers, allow Allis-Chalmers or its counsel to participate in the negotiation process.

ARTICLE XVI — INDEMNITY FROM BRAZALTA
16.1 BrazAlta Indemnity
BrazAlta agrees to indemnify and save harmless Allis-Chalmers from and against all Damages, which may result from any material breach or material inaccuracy of a representation or warranty given by the Corporation or its Subsidiary as provided in Article IV of the Credit Agreement. Nothing in this Article XVI shall be construed as a guarantee or commitment by BrazAlta to be obligated for the repayment of the Loan.
ARTICLE XVII — NOTICES
17.1 Requirements for Notices
All notices given pursuant to this Agreement shall be:
(a)	in writing;

(b)	marked for the attention of the relevant Person named below; and

(c)	delivered to the address of the addressee or sent by fax or e-mail to the fax number or e-mail address of the addressee which is specified in Section 17.2.

17.2 Addresses
Subject to Section 17.4, the address and facsimile number of each Party is:

(a)	BrazAlta Resources Corp. or BCH Ltd.
Suite 500, 816 - 7th Avenue SW
Calgary, Alberta T2P 1A1

	Attention:	Craig F. Nieboer
	Fax No:	(403) 213-9254
	E-mail:	cnieboer@brazalta.com

with a copy to:

Davis llp
Livingstone Place
1000, 250 - 2nd Street S.W.
Calgary, Alberta T2P 0C1

	Attention:	Trevor Wong-Chor
	Fax No:	(403) 296-4474
	E-mail:	twong-chor@davis.ca

(b)	Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, Texas 77056

	Attention:	Theodore F. Pound III
	Fax:	(281) 768-3891
	E-mail:	tpound@alchenergy.com

with a copy to:

Fraser Milner Casgrain llp
2900, 10180-101 Street
Edmonton, Alberta T5J 3V5

	Attention:	Richard A. Miller
	Fax No:	(780) 423-7276
	E-mail:	rich.miller@fmc-law.com
17.3 Notice Takes Effect
A notice takes effect from the later of:
(a)
the time it is actually received by the addressee (the burden of proof of receipt being on the sender and being satisfied by courier or postal delivery records in the case of physical delivery, a fax confirmation in the case of fax delivery or the recipient’s e-mail records in the case of e-mail delivery); and

(b)	any later time specified in the notice.

17.4 Change of Address
A Party may at any time, by notice given to the other Parties, designate a different Person, address, facsimile number or e-mail address for the purpose of this Section 17.4.
ARTICLE XVIII — TERM
18.1 Termination
This Agreement shall come into force and effect as of the date hereof and, except as provided below, shall continue in force until the earlier of:
(a)	the date on which this Agreement is terminated by written agreement of the Parties;

(b)	the Closing Date;

(c)	the date that the Loan is repaid in full;

(d)	that time that any assignee of Allis-Chalmers interest in this Agreement ceases to be an Affiliate of Allis-Chalmers; or

(e)	the closing of one of the purchase transactions referred to in Article VIII (other than a purchase transaction where Allis-Chalmers does not sell the Allis-Chalmers Shares to the Third Party).
18.2 Sections to Continue in Force
Notwithstanding Section 18.1, after the termination of this Agreement, Article XI, Article XII and Article XIII shall continue in force in accordance with their respective terms.
ARTICLE XIX — GENERAL
19.1 Exercise of Rights
Subject to the express provisions of this Agreement, a Party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a Party does not prevent a further exercise of that or of any other right, power or remedy. Failure by a Party to exercise or delay in exercising a right, power or remedy does not prevent its exercise.
19.2 Non-Waiver
No waiver by any Party of any breach of the covenants, provisos, conditions, restrictions or stipulations contained in this Agreement shall take effect or be binding upon that Party unless the same be expressed in writing.

19.3 Extent of Waiver
Any waiver given shall extend only to the particular breach specifically waived and shall not limit or affect any rights with respect to any other or future breach.
19.4 Rights to be Cumulative
The rights, powers and remedies provided in this Agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this Agreement.
19.5 No Merger
The warranties, undertakings and indemnities in this Agreement do not merge on the execution of this Agreement.
19.6 Enurement
This Agreement and everything herein contained shall enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.
19.7 Time is of the Essence
Time shall be of the essence of this Agreement.
19.8 Further Assurances
Each of the Parties shall, from time to time, execute and deliver all further documents and instruments and do all things and acts as the other Parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.
19.9 Supervening Legislation
To the extent permitted by law, any present or future legislation which operates to vary an obligation or right, power or remedy of a Party in connection with this Agreement is excluded.
19.10 Entire Agreement
This Agreement constitutes the entire agreement of the Parties in connection with the matters herein and any previous agreements, understandings and negotiations on those subject matters have no further effect after the date of execution of this Agreement.
19.11 No Other Representations or Warranties
Each Party acknowledges that, in entering into this Agreement, it has not relied on any representations or warranties about its subject matter except as provided in this Agreement.

19.12 Counterparts
This Agreement may be executed in counterparts and the counterparts taken together shall constitute one agreement.
19.13 Governing Law
This Agreement and the transactions contemplated by this Agreement are governed by the laws in force in Alberta, including the federal laws of Canada applicable therein.
19.14 Submission to Jurisdiction
(a)
Each Party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Alberta for determining any dispute concerning this Agreement or the transactions contemplated by this Agreement.

(b)
Except to the extent inconsistent with an express provision of this Agreement to submit matters to an alternative forum for dispute resolution or mediation, each Party waives any right it has to object to an action being brought in those courts including claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

19.15 Service of Process
Without preventing any other mode of service, any document in an action (including any writ of summons or other originating process or any third or other party notice) may be served on any Party by being delivered to or left for that Party at its address for service of notices under Section 17.2.
19.16 Fees and Commissions
Each of the Parties shall pay its own legal and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant hereto and any other costs and expenses whatsoever and howsoever incurred and shall indemnify and save harmless the other Parties from and against any claim for any broker’s, finder’s or placement fee or commission alleged to have been incurred as a result of any action by it in connection with the transactions hereunder. It is acknowledged that the Corporation will pay a fee in the amount of $2,800,000 to RBC Capital Markets in connection with the Loan.
19.17 Amendments
Except as provided herein, no amendment or variation of the provisions of this Agreement shall be binding upon the Parties unless evidenced in writing and executed by all of the Parties.

19.18 Assignment
Neither party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other Parties. BrazAlta and the Corporation hereby consent to the assignment of the rights of this Agreement to an Affiliate of Allis-Chalmers.
19.19 Continuing Nature of Obligations
The expiry or termination of this Agreement shall not relieve any Party of any liabilities or obligations that by their nature survive expiry or termination including, without limitation, warranties, remedies and obligations of confidentiality, or that arose prior to the expiry or termination of this Agreement.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF the Parties have executed this Agreement.

BRAZALTA RESOURCES CORP.

By:

Name:

Title:

BCH LTD.

By:

Name:

Title:

ALLIS-CHALMERS ENERGY INC.

By:

Name:

Title:

SCHEDULE “A”
VALUATION PROCEDURE
For the purposes of Article II of this Agreement, the Purchase Price, the Purchased Share Price, the ESOP Option Price, the ESOP Share Price, the Standard Bank Warrant Price, the Standard Bank Share Price, the Allis-Chalmers Share Price and the Third Party Share Price (if applicable) shall be the determined as follows:
1)
The Valuation of the Corporation shall be determined as of December 31, 2009 based on such appropriate valuation methods as may be chosen and applied by the Valuator. For further clarity, the value of the Corporation as a whole as determined by the Valuator shall be the “Purchase Price”.

2)	The Valuator shall use the Valuation referred to above to prepare a statement (the “Statement”) containing the following information:
a)	the value of the Corporation as a whole;

b)	the value of each of the Standard Bank Warrant and the Standard Bank Shares (the respective values referred to herein as the “Standard Bank Warrant Price” and the “Standard Bank Share Price”);

c)	the value of the Purchased Shares (the “Purchased Share Price”);

d)	the value of each of the ESOP Options and the ESOP Shares (the respective values referred to herein as the “ESOP Option Price” and the “ESOP Share Price”);

e)
the value of the common shares (if any) held by Allis-Chalmers and the common shares issuable upon the conversion of the Debenture (such common shares are collectively called the “Allis-Chalmers Shares”) and such value is called the “Allis-Chalmers Share Price”; and

f)	the value of the common shares (if any) held by any other Person (such common shares are collectively called the “Third Party Shares” and such value is called the “Third Party Share Price”.
For further clarity, such values shall be determined as a percentage calculation of the total amount of the Purchase Price based upon the percentage that the applicable securities represent in the Corporation on a fully-diluted basis but, for greater certainty, the dilution resulting from the ESOP Options, the ESOP Shares, the Standard Bank Warrant and the Standard Bank Shares shall be applied to 100% of the Corporation. In other words, the aggregate of the Purchased Share Price, the ESOP Option Price, the ESOP Share Price, the Standard Bank Warrant Price, the Standard Bank Share Price, the Allis-Chalmers Share Price and the Third Party Share Price shall be equal to 100% of the Purchase Price.
3)	The Valuator shall deliver the Valuation and the Statement to Allis-Chalmers and BrazAlta concurrently together with the full valuation report.

SCHEDULE “B”
BY-LAWS OF THE CORPORATION
BY-LAW NO. 2
A by-law relating generally to
the transaction of the business
and affairs of
BCH LTD.
(hereinafter referred to as the “Corporation”)
DIRECTORS AND OFFICERS
1.
Calling of and Notice of Meetings - Meetings of the board shall be held at such place and time and on such day as the Chairman of the board, president, chief executive officer or a vice-president, if any, or any two directors may determine. Notice of meetings of the board shall be given to each director not less than 48 hours before the time when the meeting is to be held. Each newly elected board may without notice hold its first meeting for the purposes of organization and the appointment of officers immediately following the meeting of shareholders at which such board was elected.

Any notice of a directors’ meeting must specify in reasonable detail the purpose of, or the business to be transacted at, the meeting. No business may be put to the directors at a meeting unless such business is specified in the notice or all of the directors are present at such meeting and do not object to the business being put to the meeting.

2.
Quorum - Subject to the residency requirements contained in the Business Corporations Act, the quorum for the transaction of business at any meeting of the board shall consist of the Chairman of the board plus a minimum of four (4) directors then elected or appointed, or such greater or lesser number of directors as the board may from time to time determine.

A director is not considered present at a meeting where that director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. If proper notice of a directors’ meeting is given, specifying the purpose of or the business to be transacted at the meeting and a quorum of directors is not present, then a second directors’ meeting may be held on 48 hours’ written notice to transact the business specified in the original notice.

Subject to the Business Corporations Act, the directors present at the second directors’ meeting constitute a quorum and the business specified in the original notice may be transacted by those directors in attendance at the second directors’ meeting.

3.	Place of Meeting - Meetings of the board may be held in or outside Canada.

4.
Votes to Govern - At all meetings of the board every question shall be decided by a majority of the votes cast on the question; and in case of an equality of votes the Chairman of the board shall be entitled to a second or casting vote.

5.
Audit Committee - When required by the Business Corporations Act the board shall, and at any other time the board may, appoint annually from among its number an Audit Committee to be composed of not fewer than three (3) directors of whom a majority shall not be officers or employees of the Corporation or its affiliates. The Audit Committee shall have the powers and duties provided in the Business Corporations Act and any other powers delegated by the board.

6.
Interest of Directors and Officers Generally in Contracts - No director or officer shall be disqualified by his office from contracting with the Corporation nor shall any contract or arrangement entered into by or on behalf of the Corporation with any director or officer or in which any director or officer is in any way interested be liable to be voided nor shall any director or officer so contracting or being so interested be liable to account to the Corporation for any profit realized by any such contract or arrangement by reason of such director or officer holding that office or of the fiduciary relationship thereby established; provided that the director or officer shall have complied with the provisions of the Business Corporations Act.

7.
Appointment of Officers - Subject to the articles, the board may from time to time appoint a president, chief executive officer, chief financial officer, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Business Corporations Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to the provisions of this by-law, an officer may but need not be a director and one person may hold more than one office.

8.
Chairman of the Board - The board may from time to time may also appoint a Chairman of the board who shall be a director. If appointed, the board may assign to him any of the powers and duties that are by any provisions of this by-law assigned to the managing director or to the president; and he shall, subject to the provisions of the Business Corporations Act, have such other powers and duties as the board may specify. During the absence or disability of the Chairman of the board, his duties shall be performed and his powers exercised by the managing director, if any, or by the president.

9.
President - If appointed, the president shall be the chief operating officer and, subject to the authority of the board, shall have general supervision of the business of the Corporation; and he shall have such other powers and duties as the board may specify. During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.

10.	Vice-President - A vice-president shall have such powers and duties as the board or the chief executive officer may specify.

11.
Secretary - The secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the board or the chief executive officer may specify.

12.
Chief Financial Officer - The chief financial officer shall keep proper accounting records in compliance with the Business Corporations Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the board whenever required an account of all his transactions as chief financial officer and of the financial position of the Corporation; and he shall have such other powers and duties as the board or the chief executive officer may specify.

13.	Agents and Attorneys - The board shall have the power from time to time to appoint agents and attorneys for the Corporation in or outside Canada with such powers as the board sees fit.
SHAREHOLDERS’ MEETINGS
14.
Quorum - Subject to the requirements of the Business Corporations Act, a quorum for the transaction of business at any meeting of shareholders, irrespective of the number of persons actually present at the meeting, shall be one person present in person being a shareholder entitled to vote thereat or a duly appointed representative or proxyholder for an absent shareholder so entitled, and holding or representing in the aggregate not less than a majority of the outstanding shares of the Corporation entitled to vote at the meeting.

15.
Votes to Govern - At any meeting of shareholders every question shall, unless otherwise required by the Business Corporations Act, be determined by the majority of votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall not be entitled a second or casting vote.

16.
Show of Hands - Subject to the provisions of the Business Corporations Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote per share. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

17.
Ballots - On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, any shareholder or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Business Corporations Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

MEETING BY TELEPHONE
18.
Directors - A director may participate in a meeting of the board or of a committee of the board by means of telephone or other communication facilities that permit all persons participating in any such meeting to hear each other.

INDEMNIFICATION
19.
Indemnification of Directors and Officers - The Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or a person who acts or acted at the Corporation’s request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives to the extent permitted by the Business Corporations Act.

20.
Indemnity of Others - Except as otherwise required by the Business Corporations Act and subject to paragraph 20, the Corporation may from time to time indemnify and save harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent of or participant in another body corporate, partnership, joint venture, trust or other enterprise, against expenses (including legal fees), judgments, fines and any amount actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had reasonable grounds for believing that his conduct was lawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not, of itself, create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had no reasonable grounds for believing that his conduct was lawful.

21.
Right of Indemnity Not Exclusive - The provisions for indemnification contained in the by-laws of the Corporation shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise, both as to action in his official capacity and as to action in another capacity, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and legal representatives of such a person.

22.
No Liability of Directors or Officers for Certain Matters - To the extent permitted by law, no director or officer of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or body corporate with whom or which any moneys, securities or other assets belonging to the Corporation shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his failure to act honestly and in good faith with a view to the best interests of the Corporation and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Corporation, the fact of his being a director or officer of the Corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

DIVIDENDS
23.
Dividends - Subject to the provisions of the Business Corporations Act, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

24.
Dividend Cheques - A dividend payable in cash shall be paid by cheque drawn on the Corporation’s bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

25.
Non-Receipt of Cheques - In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnify, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

26.	Unclaimed Dividends - Any dividend unclaimed after a period of 6 years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.
BANKING ARRANGEMENTS, CONTRACTS, DIVISIONS ETC.
27.
Banking Arrangements - The banking business of the Corporation, or any part thereof, shall be transacted with such banks, trust companies or other financial institutions as the board may designate, appoint or authorize from time to time by resolution and all such banking business, or any part thereof, shall be transacted on the Corporation’s behalf by such one or more officers and/or other persons as the board may designate, direct or authorize from time to time by resolution and to the extent therein provided.

28.
Execution of Instruments - Contracts, documents or instruments in writing requiring execution by the Corporation may be signed by any one officer and all contracts, documents or instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board is authorized from time to time by resolution to appoint any officer or officers or any other person or persons on behalf of the Corporation to sign and deliver either contracts, documents or instruments in writing generally or to sign either manually or by facsimile signature and/or counterpart signature and deliver specific contracts, documents or instruments in writing. The term “contracts, documents or instruments in writing” as used in this by-law shall include deeds, mortgages, charges, conveyances, powers of attorney, transfers and assignments of property of all kinds (including specifically, but without limitation, transfers and assignments of shares, warrants, bonds, debentures or other securities), share certificates, warrants, bonds, debentures and other securities or security instruments of the Corporation and all paper writings.

29.
Voting Rights in Other Bodies Corporate - The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments shall be in favour of such persons as may be determined by the officers executing or arranging for the same. In addition, the board may from time to time direct the manner in which and the persons by whom any particular voting rights or class of voting rights may or shall be exercised.

30.
Creation and Consolidation of Divisions - The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.

31.
Name of Division - Any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name. Any such contracts, cheque or document shall be binding upon the Corporation as if it had been entered into or signed in the name of the Corporation.

32.
Officers of Divisions - From time to time the board or a person designated by the board, may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The board or a person designated by the board, may remove at its or his pleasure any officer so appointed, without prejudice to such officers rights under any employment contract. Officers of divisions or their sub-units shall not, as such be officers of the Corporation.

MISCELLANEOUS
33.
Invalidity of Any Provisions of This By-law - The invalidity or unenforceability of any provision of this by-law shall not affect the validity or enforceability of the remaining provisions of this by-law.

34.
Omissions and Errors - The accidental omission to give any notice to any shareholder, director, officer or auditor or the non-receipt of any notice by any shareholder, director, officer or auditor or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

INTERPRETATION
35.
Interpretation - In this by-law and all other by-laws of the Corporation words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders; words importing persons shall include an individual, partnership, association, body corporate, executor, administrator or legal representative and any number or aggregate of persons; “articles” include the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement and articles of revival; “board” shall mean the board of directors of the Corporation; “Business Corporations Act” shall mean the Business Corporations Act (Alberta), R.S.A. 2000, c. B-9, as amended from time to time, or any Act that may hereafter be substituted therefor; “meeting of shareholders” shall mean and include an annual meeting of shareholders and a special meeting of shareholders of the Corporation; and “signing officers” means any person authorized to sign on behalf of the Corporation pursuant to paragraph 29.

36.
Notwithstanding anything to the contrary set out herein, this by-law shall be subject to the option to purchase and governance agreement dated as of January 31, 2008 made among BrazAlta Resources Corp., the Corporation and Allis-Chalmers Energy Inc. (such agreement, as amended, is called the “Governance Agreement”). In the event of any inconsistency or conflict between this by-law and the Governance Agreement, the terms of the Governance Agreement shall govern.

CONSENTED to by the directors of the Corporation.
DATED this • day of January, 2008.

SCHEDULE “I”
FINANCIAL INFORMATION
BCH Ltd.
Consolidated Balance Sheet
As at
(unaudited, in $000s of US dollars)

				September 30,	June 30,
	BCH Canada	BCH Brazil	CJE	2007	2007
Assets
Current
Cash and cash equivalents	183	861		1,044	334
Cash — restricted	300	—		300	—
Accounts receivable	117	508		625	1,286
Prepaid expenses	—	38		38	59

	600	1,407		2,006	1,679

Due from subsidiary	2,042	—	(2,042)	—	—
Investment in subsidiary	2,035	—	(2,035)	—	—
Property, plant and equipment	31,507	1,756	(225)	33,038	13,716
Future income tax asset	546	—		546	361

	36,130	1,756		33,584	14,077

	36,730	3,163		35,590	15,756

Liabilities and Shareholders’ Equity
Current
Accounts payable and accrued liabilities	2,013	1,747		3,760	986
Interest payable	190	—		190	—

	2,203	1,747		3,950	986

Long term debt	12,655	—		12,655	—
Due to parent	—	2,042	(2,042)	—	—
Due to BrazAlta	21,918	1,558		23,475	17,512

	36,776	5,347		40,081	18,498

Shareholders’ equity:
Share capital	1	2,035	(2,035)	1	1
Contributed surplus	112	—		112	—
Deficit	(160)	(4,219)	(225)	(4,604)	(2,742)

	(47)	(2,184)		(4,491)	(2,741)

	36,730	3,163	—	35,591	15,756

- FOR INTERNAL MANAGEMENT PURPOSES ONLY -

BCH Ltd.
Consolidated Statements of Loss and Comprehensive Loss and Deficit
For the three months ended September 30, 2007
(unaudited, in $000s of US dollars)

	BCH Canada	BCH Brazil	CJE	F2008-Q1
Revenues:
Drilling services	—	1,910		1,910
Intercompany transactions, net	791	(723)	(69)	—
Interest revenue	2	2		4

	794	1,189		1,914

Expenses:
Operating	471	2,035		2,507
Depletion, depreciation and accretion	123	24		148
General and administrative	307	813	(10)	1,110
Foreign exchange (gain) loss	(718)	142		(576)
Interest expense	218	58		276
Interest expense — related party	282	31		312

	683	3,104		3,776

Net income (loss) and comprehensive income (loss) before income tax	111	(1,914)		(1,862)

Current and withholding income tax	157	—		157
Future income tax recovery	(157)	—		(157)

Income taxes	—	—		—

Net income (loss) and comprehensive income (loss)	111	(1,914)		(1,862)
Deficit, beginning of period	(271)	(2,305)	(166)	(2,742)

Deficit, end of period	(160)	(4,219)	(225)	(4,604)

- FOR INTERNAL MANAGEMENT PURPOSES ONLY -

BCH Ltd.
Consolidated Statements of Cash Flows
For the three months ended September 30, 2007
(unaudited, in $000s of US dollars)

	BCH Canada	BCH Brazil	CJE	F2008-Q1
Cash provided by (used in):

Operating Activities:
Net income (loss)	111	(1,914)		(1,862)
Items not involving cash:
Amortization of effective interest	27	—		27
Depletion, depreciation and accretion	123	24		148
Future income tax recovery	(157)	—		(157)
Unrealized foreign exchange loss	(620)	250	(10)	(380)
Change in non-cash operating working capital	105	1,330		1,435

	(411)	(309)		(789)

Financing Activities:
Issue of common shares	—	656	(656)	—
Long term debt	13,690	—		13,690
Financing costs	(815)	—		(815)
Loans from BrazAlta	4,729	265		4,993

	17,603	921		17,868

Investing Activities:
Capital asset purchases	(17,324)	(637)	69	(17,892)
Cash — restricted	(300)	—		(300)
Investment in BCH Energy do Brasil	(656)	—	656	—
Due to/from parent/subsidiary	(634)	634		—
Change in non-cash investing working capital	1,815	—		1,815

	(17,099)	(3)		(16,377)

Add: Foreign exchange gain on cash and cash equivalents held in foreign currency	17	(9)		9

Net decrease in cash and cash equivalents	111	600		710

Cash and cash equivalents, beginning of period	72	261		334

Cash and cash equivalents, end of period	183	861		1,044

- FOR INTERNAL MANAGEMENT PURPOSES ONLY -